Exhibit 10.1 Execution Version 074658.00041/152601133v.4 SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of February 14, 2025, is entered into by and among PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for Lenders (in such capacity, together with its successors and assigns, the “Agent”), the Lenders and AMERIGAS PROPANE, L.P., a Delaware limited partnership (“AmeriGas”), as a Borrower (as defined below). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below. RECITALS A. The Lenders, Agent, PNC Capital Markets LLC (“PNCDCM”), in its capacity as a Joint Lead Arranger, Regions Capital Markets, a division of Regions Bank (“RCM’), in its capacity as Joint Lead Arranger, and AmeriGas have previously entered into that certain Revolving Credit and Security Agreement, dated August 2, 2024 (as has been and may hereafter be amended, modified and supplemented prior to the date hereof, the “Credit Agreement”), by and among the Lenders from time to time party thereto, Agent, PNCDCM, RCM, AmeriGas (together with the other borrowers from time to time party thereto, collectively, the “Borrowers” and each individually, a “Borrower”) and the other Loan Parties from time to time party thereto. C. The Lenders, Agent and the Borrowers have agreed to modify certain terms and provisions of the Credit Agreement, subject to the terms set forth herein. D. The Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document are being waived or modified by the terms of this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendments to Credit Agreement. Upon the Effective Date (as defined below): (a) The Credit Agreement (excluding all Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Effective Date) is hereby amended by deleting the red or green stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and inserting the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached hereto as Exhibit A and made a part hereof for all purposes. 2. [Reserved]. 3. Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions (the “Effective Date”): (a) Amendment. Agent shall have received, in form and substance satisfactory to Agent, this Amendment duly executed and delivered by the Lenders, Agent and Borrower.

074658.00041/152601133v.4 (b) Fees and Expenses. Lenders shall have received reimbursement of all costs and expenses (including attorneys’ fees of Agent) incurred which are payable or reimbursable under the Credit Agreement or any Other Document. (c) Representations and Warranties. Each of the representations and warranties made by or on behalf of any Loan Party in or pursuant to this Amendment, and each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case true and correct in all respects) on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date)). 4. Representations and Warranties. Each Loan Party represents and warrants as follows: (a) Authority. It has full power, authority and legal right to enter into this Amendment and the Other Documents executed in connection herewith to which it is a party and to perform all its respective Obligations hereunder and thereunder. (b) Enforceability. This Amendment and the Other Documents executed in connection herewith to which it is a party have been duly executed and delivered by each Loan Party, and this Amendment and the Other Documents to which it is a party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable Insolvency Laws. (c) Non Contravention. The execution, delivery and performance of this Amendment and the Other Documents executed in connection herewith to which it is a party (i) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including the Senior Notes, (ii) will not conflict with or violate any law or regulation except for such violations which could, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect, or conflict with or violate any judgment, order or decree of any Governmental Body binding on the Borrower in any material respect, (iii) will not require the Consent of any Governmental Body, any party to a Material Contract, any party to the Senior Notes or any other Person, except those Consents which will have been duly obtained prior to the Effective Date and which are in full force and effect and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien (except Permitted Liens) upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound. (d) No Default. No Event of Default or Default has occurred and is continuing on the date hereof. 5. Choice of Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. 6. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered

074658.00041/152601133v.4 by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto. 7. Reference to and Effect on the Other Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (b) Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders, enforceable in accordance with their terms, except as such enforceability may be limited by any applicable Insolvency Laws. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under the Credit Agreement or any of the Other Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Other Documents. (d) To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. 8. Integration. This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. 9. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 10. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to modify the Credit Agreement and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein. [signature pages follow]

[Signature Page to Second Amendment to Revolving Credit and Security Agreement] IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written. BORROWERS: AMERIGAS PROPANE, L.P. By: AmeriGas Propane GP, LLC, its general partner By: __________________________________ Name: Jason I. Rich Title: Treasurer Docusign Envelope ID: E3A43014-C07D-40AE-9589-C79C6844548C

MANUFACTURERS AND TRADERS TRUST COMPANY eridan Title: Senior Vice President [Signature Page to Second Amendment to Revolving Credit and Security Agreement] 074658.00041/152601133v.3

EXHIBIT A Amended Credit Agreement [attached]

EXECUTION VERSION Exhibit A REVOLVING CREDIT AND SECURITY AGREEMENT PNC BANK, NATIONAL ASSOCIATION (AS AGENT) PNC CAPITAL MARKETS LLC REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK (AS JOINT LEAD ARRANGERS) THE LENDERS PARTY HERETO (AS LENDERS) WITH AMERIGAS PROPANE, L.P. (AS A BORROWER) AND CERTAIN OF ITS SUBSIDIARIES (AS GUARANTORS) AUGUST 2, 2024 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

TABLE OF CONTENTS Page I. DEFINITIONS. 1 1.1. Accounting Terms 1 1.2. General Terms 1 1.3. Uniform Commercial Code Terms 44 1.4. Certain Matters of Construction 44 1.5. SOFR Notification 45 1.6. Conforming Changes Relating to Term SOFR Rate 45 II. ADVANCES, PAYMENTS. 45 2.1. Revolving Advances 45 2.2. Procedures for Requesting Revolving Advances; Procedures for Selection of Applicable Interest Rates for All Advances 46 2.3. Reserved 48 2.4. Swing Loans 48 2.5. Disbursement of Advance Proceeds 49 2.6. Making and Settlement of Advances 49 2.7. Maximum Advances 51 2.8. Manner and Repayment of Advances 51 2.9. Reserved 52 2.10. Statement of Account 52 2.11. Letters of Credit 52 2.12. Issuance of Letters of Credit 52 2.13. Requirements For Issuance of Letters of Credit 53 2.14. Disbursements, Reimbursement 53 2.15. Repayment of Participation Advances 55 2.16. Documentation 55 2.17. Determination to Honor Drawing Request 55 2.18. Nature of Participation and Reimbursement Obligations 55 2.19. Liability for Acts and Omissions 57 2.20. Mandatory and Voluntary Prepayments and Commitment Reduction 58 2.21. Use of Proceeds 58 2.22. Defaulting Lender 59 2.23. Payment of Obligations 61 2.24. Increase in Maximum Revolving Advance Amount 61 2.25. Cash Management and Hedge Liabilities 63 III. INTEREST AND FEES. 63 3.1. Interest 63 3.2. Letter of Credit Fees; Cash Collateral 64 3.3. Unused Line Fee 65 3.4. Collateral Evaluation Fee, Other Fees and Expenses and Fee Letter 65 3.5. Computation of Interest and Fees 66 3.6. Maximum Charges 66 3.7. Increased Costs 66 3.8. Alternate Rate of Interest 66 i 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

3.9. Capital Adequacy 71 3.10. Taxes 71 3.11. Replacement of Lenders 75 IV. COLLATERAL: GENERAL TERMS 75 4.1. Security Interest in the Collateral 75 4.2. Perfection of Security Interest 75 4.3. Preservation of Collateral 76 4.4. Ownership and Location of Collateral 76 4.5. Defense of Agent’s and Lenders’ Interests 77 4.6. Inspection of Premises 77 4.7. Appraisals 77 4.8. Receivables; Deposit Accounts and Securities Accounts 78 4.9. Inventory 80 4.10. Maintenance of Equipment 80 4.11. Exculpation of Liability 80 4.12. Financing Statements 81 4.13. Investment Property 81 V. REPRESENTATIONS AND WARRANTIES. 81 5.1. Authority 81 5.2. Formation and Qualification 81 5.3. Survival of Representations and Warranties 82 5.4. Tax Returns 82 5.5. Financial Statements 82 5.6. Entity Names 83 5.7. O.S.H.A. Environmental Compliance; Flood Insurance 83 5.8. Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance 83 5.9. Intellectual Property 85 5.10. Licenses and Permits 85 5.11. Default of Indebtedness 85 5.12. No Default 85 5.13. No Burdensome Restrictions 85 5.14. No Labor Disputes 85 5.15. Margin Regulations 85 5.16. Investment Company Act 85 5.17. [Reserved] 85 5.18. Business and Property of the Loan Parties 85 5.19. Ineligible Securities 86 5.20. Federal Securities Laws 86 5.21. Equity Interests 86 5.22. Commercial Tort Claims 86 5.23. Letter of Credit Rights 86 5.24. Material Contracts 86 5.25. Reserved 86 5.26. Reserved 86 5.27. Reserved 86 5.28. Certificate of Beneficial Ownership 86 5.29. Sanctions and International Trade Laws 86 ii 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

5.30. Anti-Corruption Laws 87 5.31. Disclosure 87 5.32. Credit Card Agreement 87 5.33. Credit Card Processor 87 VI. AFFIRMATIVE COVENANTS. 87 6.1. Compliance with Laws 88 6.2. Conduct of Business and Maintenance of Existence and Assets 88 6.3. Books and Records 88 6.4. Payment of Taxes 88 6.5. Financial Covenants 88 6.6. Insurance 89 6.7. Payment of Indebtedness and Leasehold Obligations 89 6.8. Environmental Matters 90 6.9. Standards of Financial Statements 90 6.10. Federal Securities Laws 90 6.11. Execution of Supplemental Instruments 91 6.12. Government Receivables 91 6.13. Keepwell 91 6.14. Certificate of Beneficial Ownership and Other Additional Information 91 6.15. Anti-Corruption Laws; Anti-Money Laundering Laws and International Trade Laws 91 6.16. Collateral 91 6.17. Post Closing Covenants. 92 VII. NEGATIVE COVENANTS. 92 7.1. Merger, Consolidation, Acquisition and Sale of Assets 92 7.2. Creation of Liens 94 7.3. Guarantees 94 7.4. Investments 94 7.5. Loans 94 7.6. Reserved 94 7.7. Dividends and Distributions 94 7.8. Indebtedness 95 7.9. Nature of Business 95 7.10. Transactions with Affiliates 95 7.11. Reserved 95 7.12. Subsidiaries 95 7.13. Fiscal Year and Accounting Changes 95 7.14. Pledge of Credit 95 7.15. Amendment of Organizational Documents 96 7.16. Compliance with ERISA 96 7.17. Prepayment of Indebtedness 96 7.18. Subordinated Indebtedness 96 7.19. Other Agreements 96 7.20. Reserved 96 7.21. Locations 96 iii 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

7.22. Anti-Corruption Laws; Anti-Money Laundering Laws and International Trade Laws 97 VIII. CONDITIONS PRECEDENT. 97 8.1. Conditions to Initial Advances 97 8.2. Conditions to Each Advance 99 IX. INFORMATION AS TO THE LOAN PARTIES. 100 9.1. Disclosure of Material Matters 100 9.2. Schedules 100 9.3. Environmental Reports 101 9.4. Litigation 101 9.5. Material Occurrences 101 9.6. Government Receivables 102 9.7. Annual Financial Statements 102 9.8. Quarterly Financial Statements 102 9.9. Reserved 102 9.10. Other Reports 102 9.11. Additional Information 102 9.12. Projected Operating Budget 102 9.13. Variances from Operating Budget 102 9.14. [Reserved] 103 9.15. ERISA Notices and Requests 103 9.16. Additional Documents 103 9.17. Updates to Certain Schedules 103 9.18. 103 X. EVENTS OF DEFAULT. 103 10.1. Nonpayment 104 10.2. Breach of Representation 104 10.3. Financial Information 104 10.4. Judicial Actions and Seizures 104 10.5. Noncompliance 104 10.6. Judgments 104 10.7. Bankruptcy 104 10.8. Reserved 105 10.9. Lien Priority 105 10.10. Senior Notes and Subordinated Indebtedness 105 10.11. Cross Default 105 10.12. Breach of Guaranty, Guarantor Security Agreement or Pledge Agreement 105 10.13. Change of Control 105 10.14. Invalidity 105 10.15. Pension Plans 105 10.16. Cure Right 106 XI. RIGHTS AND REMEDIES AFTER DEFAULT. 107 11.1. Rights and Remedies 107 iv 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

11.2. Agent’s Discretion 108 11.3. Setoff 108 11.4. Appointment of a Receiver 109 11.5. Rights and Remedies not Exclusive 109 11.6. Allocation of Payments After Event of Default 109 XII. WAIVERS AND JUDICIAL PROCEEDINGS. 111 12.1. Waiver of Notice 111 12.2. Delay 111 12.3. Jury Waiver 111 XIII. EFFECTIVE DATE AND TERMINATION. 111 13.1. Term 111 13.2. Termination 111 XIV. REGARDING AGENT. 112 14.1. Appointment 112 14.2. Nature of Duties 112 14.3. Lack of Reliance on Agent 112 14.4. Resignation of Agent; Successor Agent 113 14.5. Certain Rights of Agent 113 14.6. Reliance 113 14.7. Notice of Default 114 14.8. Indemnification 114 14.9. Agent in its Individual Capacity 114 14.10. Delivery of Documents 114 14.11. Loan Parties Undertaking to Agent 114 14.12. No Reliance on Agent’s Customer Identification Program 114 14.13. Other Agreements 115 14.14. Erroneous Payments 115 14.15. Certain ERISA Matters 117 XV. BORROWING AGENCY. 118 15.1. Borrowing Agency Provisions 118 15.2. Waiver of Subrogation 118 15.3. Common Enterprise 119 XVI. MISCELLANEOUS. 119 16.1. Governing Law 119 16.2. Entire Understanding 119 16.3. Successors and Assigns; Participations; New Lenders 122 16.4. Application of Payments 124 16.5. Indemnity 124 16.6. Notice 125 16.7. Survival 127 16.8. Severability 127 v 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

16.9. Expenses 127 16.10. Injunctive Relief 128 16.11. Consequential Damages 128 16.12. Captions 128 16.13. Counterparts; Facsimile Signatures 128 16.14. Construction 128 16.15. Confidentiality; Sharing Information 128 16.16. Publicity 129 16.17. Certifications From Banks and Participants; USA PATRIOT Act 129 16.18. Acknowledgment and Consent to Bail-In of EEA Financial Institutions 130 XVII. GUARANTY. 130 17.1. Guaranty 130 17.2. Waivers 130 17.3. No Defense 130 17.4. Guaranty of Payment 131 17.5. Liabilities Absolute 131 17.6. Waiver of Notice 132 17.7. Agent’s Discretion 132 17.8. Reinstatement 132 vi 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3

LIST OF EXHIBITS AND SCHEDULES Exhibits Exhibit 1.2(a) Exhibit 1.2(b) Exhibit 2.1 Exhibit 2.4 Exhibit 2.24 Exhibit 2.25 Exhibit 3.10 Exhibit 8.1(c) Exhibit 16.3 Schedules Schedule 1.1 Schedule 4.4 Schedule 4.8(j) Schedule 5.1 Schedule 5.2(a) Schedule 5.2(b) Schedule 5.4 Schedule 5.6 Schedule 5.7 Schedule 5.8(b) Schedule 5.8(e) Schedule 5.9 Schedule 5.10 Schedule 5.14 Schedule 5.21 Schedule 5.22 Schedule 5.23 Schedule 5.24 Schedule 5.33 Schedule 7.2 Schedule 7.3 Schedule 7.4 Schedule 7.8 Schedule 7.10 Form of Borrowing Base Certificate* Form of Compliance Certificate* Form of Revolving Credit Note* Form of Swing Loan Note* Form of Lender Joinder and Assumption Agreement* Form of Notice of Banking Services and Lender Provided Hedges* Forms of US Tax Compliance Certificates* Form of Financial Condition Certificate* Form of Commitment Transfer Supplement* Commitments Inventory Locations; Place of Business, Chief Executive Office, Real Property* Deposit and Investment Accounts* Consents* States of Qualification and Good Standing* Subsidiaries* Federal Tax Identification Number* Prior Names* Environmental* Litigation* Plans* Intellectual Property* Licenses and Permits* Labor Disputes* Equity Interests* Commercial Tort Claims* Letter of Credit Rights* Material Contracts* Credit Card Processors* Permitted Liens* Guarantees* Investments* Indebtedness* Affiliate Transactions* vii 074658.00041/150851455v.1 074658.00041/150851455v.4 074658.00041/152601366v.3 * Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request. CETAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].

REVOLVING CREDIT AND SECURITY AGREEMENT Revolving Credit and Security Agreement, dated as of August 2, 2024, by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (“AmeriGas”, and together with each Person joined hereto as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), the Guarantors party hereto from time to time (such Guarantors, together with the Borrowers, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions which are now or which hereafter become a party hereto (together with their respective successors and assigns, collectively, the “Lenders” and each individually a “Lender”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for Lenders (in such capacity, together with its successors and assigns, the “Agent”), and PNC CAPITAL MARKETS LLC (“PNCDCM”), in its capacity as Sole Lead Arranger and Sole Bookrunner (the “Lead Arranger”). IN CONSIDERATION of the mutual covenants and undertakings set forth herein, the Loan Parties, Lenders and Agent hereby agree as follows: I. DEFINITIONS. 1.1. Accounting Terms. As used in this Agreement, the Other Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 hereof or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 hereof to the extent not defined shall have the respective meanings given to them under GAAP; provided, however that, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of AmeriGas and its Subsidiaries for the fiscal year ended September 30, 2023. If there occurs after the Closing Date any change in GAAP that affects in any respect the calculation of any covenant set forth in this Agreement or the definition of any term defined under GAAP used in such calculations, Agent, Lenders and the Loan Parties shall negotiate in good faith to amend the provisions of this Agreement that relate to the calculation of such covenants with the intent of having the respective positions of Agent, Lenders and the Loan Parties after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date, provided, that, until any such amendments have been agreed upon, the covenants in this Agreement shall be calculated as if no such change in GAAP had occurred and the Loan Parties shall provide additional financial statements or supplements thereto, attachments to Compliance Certificates and/or calculations regarding financial covenants as Agent may reasonably require in order to provide the appropriate financial information required hereunder with respect to the Loan Parties both reflecting any applicable changes in GAAP and as necessary to demonstrate compliance with the financial covenants before giving effect to the applicable changes in GAAP. For purposes of interpreting accounting terms and determinations made with respect to accounting matters hereunder and under any Other Document, a lease that would not be considered a capitalized lease pursuant to GAAP prior to the adoption of ASU No. 2016-2, Leases (Topic 842), which was adopted effective January 1, 2022 (“Topic 842”), shall not be deemed to constitute a capitalized lease for purposes of this Agreement regardless of any change in GAAP from the adoption of Topic 842 that would otherwise require such lease to be characterized or re-characterized (on a prospective or retroactive basis or otherwise) as a capitalized lease or otherwise reflected on the balance sheet; and provided further that, for the avoidance of doubt, all obligations under operating leases shall be excluded from the definition of Indebtedness for all purposes under this Agreement and the Other Documents. 074658.00041/152601366v.3 [Signature Page to Revolving Credit and Security Agreement] 074658.00041/150851455v.1 074658.00041/150851455v.4

1.2. General Terms. For purposes of this Agreement, the following terms shall have the following meanings: “2025 Senior Notes” shall mean MLP’s 5.500% Senior Notes due 2025. “Access Agreement” shall mean an access agreement, in form and substance satisfactory to Agent in its Permitted Discretion, executed and delivered by AmeriGas to the Agent with respect to Inventory that is located at a location not owned by a Borrower. “Administrative Questionnaire” shall mean the administrative questionnaire in a form supplied by Agent to be completed by each Lender. “Advance Rates” shall mean the advance rates in respect of Qualified Cash, Eligible Receivables, Eligible Credit Card Receivables, Eligible Inventory and Eligible Consumer Receivables set forth in Section 2.1(a) hereof. “Advances” shall mean and include the Revolving Advances, Letters of Credit and the Swing Loans. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” shall have the meaning set forth in Section 3.11 hereof. “Affiliate” of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person that is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. “Agent” shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns. “Agreement” shall mean this Revolving Credit and Security Agreement, as the same may be amended, modified, supplemented, renewed, extended, restated or replaced from time to time. “Alternate Base Rate” shall mean, on any date of determination, a rate per annum equal to the highest of (a) the Base Rate in effect on such date, (b) the sum of the Overnight Bank Funding Rate in effect on such date plus one half of one percent (0.50%), and (c) the sum of the Daily Simple SOFR in effect on such day plus one percent (1.00%), so long as a Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Alternate Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Alternate Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. 2 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

3 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4 0.75% Applicable Margin for (x) Revolving Advances which are Term SOFR Rate Loans and (y) Letter of Credit Fees 2 Applicable Margin for (x) Revolving Advances which are Domestic Rate Loans and (y) Swing Loans Greater than or equal to 33 1/3% of the Maximum Revolving Advance Amount, but less than 66 2/3% of the Maximum Revolving Advance Amount 2.00% 1.00% Level 1 3 Less than 33 1/3% of the Greater than or equal to 66 2/3% of the Maximum Revolving Advance Amount 2.25% Quarterly Average Undrawn Availability 1.25% 1.75% “Anti-Corruption Laws” shall mean (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other Applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business. “Anti-Money Laundering Laws” shall mean the USA PATRIOT Act, the Bank Secrecy Act, the Money Laundering Regulations 2017, as amended, the Terrorist Asset-Freezing etc. Act 2010, the U.K. Proceeds of Crime Act 2002, and any other Applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which any Loan Party is located or doing business. “Anticipated Cure Deadline” shall have the meaning set forth in Section 10.16 hereof. “Applicable Law” shall mean all Laws applicable to the Person, conduct, transaction, covenant, Other Document or contract in question, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators. “Applicable Liquidity Shortfall Date” shall have the meaning set forth in Section 10.16 hereof. “Applicable Margin” shall mean, (a) as of the Closing Date and through and including December 31, 2024, (i) an amount equal to 2.00% per annum for (x) Revolving Advances consisting of Term SOFR Rate Loans and (y) Letter of Credit Fees, and (ii) an amount equal to 1.00% per annum for (x) Revolving Advances consisting of Domestic Rate Loans, and (y) Swing Loans, and (b) effective as of January 1, 2025 and on the first day of each fiscal quarter thereafter (each an “Applicable Margin Adjustment Date”), the Applicable Margin for each type of Advance and for Letter of Credit Fees shall be adjusted, if necessary, to the applicable percentage per annum set forth in the pricing table below corresponding to the Quarterly Average Undrawn Availability ending on the last day of the most recently completed fiscal quarter prior to the Applicable Margin Adjustment Date:

4 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4 Quarterly Average Undrawn Availability Applicable Unused Line Fee Percentage Maximum Revolving Advance Amount 1 Less than 50% of the Maximum Revolving Advance Amount 0.250% Notwithstanding anything to the contrary set forth herein, no downward adjustment in any Applicable Margin shall be made on any Applicable Margin Adjustment Date on which an Event of Default shall have occurred and be continuing. Any increase in interest rates and/or Letter of Credit Fees payable by Borrowers under this Agreement and the Other Documents pursuant to the provisions of the foregoing sentence shall be in addition to and independent of any increase in such interest rates and/or Letter of Credit Fees resulting from the occurrence of any Event of Default and/or the effectiveness of the Default Rate provisions of Sections 3.1 or Section 3.2 hereof. “Applicable Unused Line Fee Percentage” shall mean, (a) with respect to the Unused Line Fee due and payable on October 1, 2024 pursuant to Section 3.4 hereof, a percentage per annum equal to 0.375%, and (b) effective as of January 1, 2025 and on the first day of each fiscal quarter thereafter (each an “Applicable Unused Line Fee Percentage Adjustment Date”), the Applicable Unused Line Fee Percentage shall be adjusted, if necessary, to the applicable percentage per annum set forth in the table below corresponding to the Quarterly Average Undrawn Availability ending on the last day of the most recently completed fiscal quarter prior to the Applicable Unused Line Fee Percentage Adjustment Date: 2 Greater than or equal to 50% of the Maximum Revolving Advance Amount 0.375% Level Notwithstanding anything to the contrary set forth herein, no downward adjustment in any Applicable Unused Line Fee Percentage shall be made on any Applicable Unused Line Fee Percentage Adjustment Date on which an Event of Default shall have occurred and be continuing. “Application Date” shall have the meaning set forth in Section 2.8(b) hereof. “Applicable Fiscal Quarter” shall have the meaning set forth in Section 10.16 hereof. “Approvals” shall have the meaning set forth in Section 5.7(b) hereof. “Approved Electronic Communication” shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, e-fax, the Credit Management Module of PNC’s PINACLE® system, or any other equivalent electronic service agreed to by Agent, whether owned, operated or hosted by Agent, any Lender, any of their Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Agent pursuant to this Agreement or any Other Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved

Electronic Communications shall not include any notice, demand, communication, information, document or other material that Agent specifically instructs a Person to deliver in physical form. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Base Rate” shall mean the base commercial lending rate of PNC as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time by PNC as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by PNC to any particular class or category of customers of PNC. “Benchmark Replacement” shall have the meaning given to such term in Section 3.8.2 hereof. “Beneficial Owner” shall mean, for each Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Borrower’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “Benefited Lender” shall have the meaning set forth in Section 2.6(e) hereof. “Blocked Account Bank” shall have the meaning set forth in Section 4.8(h) hereof. “Blocked Accounts” shall have the meaning set forth in Section 4.8(h) hereof. “Blocked Property” shall mean any property: (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise could cause any actual or possible 5 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

violation by the Lenders or Agent of any applicable International Trade Law if the Lenders or Agent were to obtain a Lien upon such property, or provide services in consideration of such property. “Bloomberg” shall mean Bloomberg Index Services Limited (or a successor administrator). “Borrower” or “Borrowers” shall have the meaning set forth in the preamble to this Agreement and shall include their respective successors and permitted assigns. “Borrowers’ Account” shall have the meaning set forth in Section 2.10 hereof. “Borrowing Agent” shall mean AmeriGas. “Borrowing Base” shall mean, as of any date of determination, an amount equal the sum of: (a) the amount determined pursuant to Section 2.1(a)(y)(i), plus (b) the amount determined pursuant to Section 2.1(a)(y)(ii), plus (c) the amount determined pursuant to Section 2.1(a)(y)(iii), plus (d) the amount determined pursuant to Section 2.1(a)(y)(iv) minus Reserves included in the Formula Amount, in each case as set forth in the most recent Borrowing Base Certificate delivered to Agent pursuant to Section 9.2 hereof. “Borrowing Base Certificate” shall mean a certificate in substantially the form of Exhibit 1.2(a) hereto duly executed by the President, Chief Financial Officer, Treasurer, Vice President of Finance, Chief Accounting Officer or Controller of the General Partner and delivered to Agent, appropriately completed, by which such officer shall certify to Agent the Formula Amount and calculation thereof as of the date of such certificate. “Business Day” shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by Law to be closed for business in East Brunswick, New Jersey; provided that, when used in connection with an amount that bears interest at a rate based on the Term SOFR Rate or SOFR or any direct or indirect calculation or determination of the Term SOFR Rate or SOFR, the term “Business Day” shall mean any such day that is also a U.S. Government Securities Business Day. “Capital Expenditures” shall mean expenditures made or Indebtedness incurred for the acquisition of any fixed assets or improvements (or of any replacements or substitutions thereof or additions thereto) which have a useful life of more than one year and which, in accordance with GAAP, would be classified as capital expenditures. Capital Expenditures for any period shall include the total principal portion of Capitalized Lease Obligations paid in such period. “Capitalized Lease Obligation” shall mean any Indebtedness of any Loan Party represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Cash Dominion Period” shall mean the period commencing upon the occurrence of a Cash Dominion Triggering Event and ending on the occurrence of a Cash Dominion Satisfaction Event. “Cash Dominion Satisfaction Event” shall mean the earliest date on which all of the following conditions precedent have been satisfied: (a) if the Cash Dominion Triggering Event shall have occurred pursuant to clause (a) of Cash Dominion Triggering Event: (i) Undrawn Availability is equal to or 6 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

greater than the greater of (i) twelve and one half of one percent (12.5%) of the Line Cap and (ii) ten percent (10%) of the Maximum Revolving Advance Amount for twenty (20) consecutive days, and (ii) no Specified Event of Default is continuing, and (b) if the Cash Dominion Triggering Event shall have occurred as a result of the occurrence of a Specified Event of Default, such Specified Event of Default shall have been waived in writing by the Required Lenders (or the Agent with the written consent of the Required Lenders). “Cash Dominion Triggering Event” shall mean any of the following: (a) Undrawn Availability is less than the greater of (i) twelve and one half of one percent (12.5%) of the Line Cap and (ii) ten percent (10%) of the Maximum Revolving Advance Amount for three (3) consecutive Business Days, or (b) a Specified Event of Default has occurred and is continuing. “Cash Equivalents” shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States or any state thereof or the District of Columbia or Canada (A) the commercial paper or other short term unsecured debt obligations of which are as at such date rated either “A-2” or better (or comparably if the rating system is changed) by S&P or “Prime-2” or better (or comparably if the rating system is changed) by Moody’s or (B) the long-term debt obligations of which are as at such date rated “A” or better (or comparably if the rating system is changed) by either S&P or Moody’s, (e) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, (h) money market mutual funds having as at such date one of the two highest ratings obtainable from either S&P or Moody’s, (i) money market deposit accounts issued or offered by any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 and (j) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder. “Cash Management Obligations” shall mean the Indebtedness of any Loan Party and its Subsidiaries to the provider of any Cash Management Products and Services (including all Indebtedness owing to such provider in respect of any returned items deposited with such provider). For purposes of 7 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

this Agreement and all of the Other Documents, all Cash Management Obligations of any Loan Party owing to any of the Secured Parties shall be “Obligations” hereunder and under the Other Documents, and such Cash Management Obligations shall be secured on a pari passu basis with all other Obligations under this Agreement and the Other Documents, subject to the express provisions of Section 11.6 hereof. “Cash Management Products and Services” shall mean agreements or other arrangements under which Agent, any Lender or any Affiliate of Agent or any Lender provides any of the following products or services to any Loan Party: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) commercial cards (purchase cards); (e) automated clearing house (ACH) transactions; and (f) cash management and treasury management services and products, including without limitation controlled disbursement accounts or services, lockboxes, overdrafts and interstate depository network services; provided that to the extent the applicable Lender (or Affiliate) providing such cash management agreements or arrangements is not PNC, such cash management agreements and arrangements shall only constitute Cash Management Products and Services to the extent the provider thereof shall notify Agent in writing (in the form of Exhibit 2.25 hereto) within ten (10) Business Days (or such later date as Agent may agree) after the date on which such cash management agreements or arrangements are first provided that such cash management services are to be deemed Cash Management Products and Services hereunder. For the avoidance of doubt, any of the foregoing cash management agreements or arrangements provided by PNC (or an Affiliate of PNC) shall at all times be deemed Cash Management Products and Services hereunder. “CEA” shall mean the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute. “CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 et seq. “Certificate of Beneficial Ownership” shall mean, for each Borrower, the certificate in form and substance acceptable to Agent (as amended or modified by Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of such Borrower. “CFC” shall mean a “controlled foreign corporation” as defined in Section 957 of the Internal Revenue Code. “CFTC” shall mean the Commodity Futures Trading Commission. “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities 8 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “Change of Control” shall mean: (a) Ultimate Parent shall fail to own directly or indirectly 51% of the general partnership interests in AmeriGas, or, if AmeriGas shall have been converted to a entity form other than a limited partnership, at least 51% of the voting Equity Interests of AmeriGas, (b) Ultimate Parent shall fail to own directly or indirectly at least a 20% of the outstanding Equity Interests (on a fully diluted basis) in AmeriGas, or (c) or AmeriGas shall fail to control any other Loan Party (except as permitted by Section 7.1 herein). For purposes hereof, “control” of any Person shall mean the power, direct or indirect (x) to vote more than fifty percent (50%) of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of such Person or (y) to direct or cause the direction of the management and policies of such Person by contract or otherwise. “Charges” shall mean all taxes, charges, fees, imposts, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing authority or other Governmental Body, domestic or foreign (including the PBGC or any environmental agency or superfund), upon the Collateral, any Loan Party or any of its Subsidiaries or Affiliates. “CIP Regulations” shall have the meaning set forth in Section 14.12 hereof. “Claims” shall have the meaning set forth in Section 16.5 hereof. “Closing Date” shall mean the date of this Agreement. “Collateral” shall mean and include all right, title and interest of each Loan Party in all of the following property and assets of such Loan Party, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located: (a) (a) all Receivables and all supporting obligations relating thereto; (b) (b) all general intangibles (including all payment intangibles and all software) and all supporting obligations related thereto; (c) (c) all Inventory; (d) (d) all securities, Investment Property (other than Equity Interests) and financial assets; (e) (e) all contract rights, rights of payment which have been earned under any contract, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims, documents (including all warehouse receipts and bills of lading), deposit accounts, goods, instruments (including promissory notes), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash, certificates of deposit, insurance proceeds 9 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, tort claim proceeds and all supporting obligations; (f) (f) all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by such Loan Party or in which it has an interest), computer programs, tapes, disks and documents, including all of such property relating to the property described in clauses (a) through and including (e) of this definition; and (g) (g) all proceeds and products of the property described in clauses (a) through and including (f) of this definition, in whatever form. It is the intention of the parties hereto that if Agent shall fail to have a perfected Lien in any particular property or assets of any Loan Party for any reason whatsoever, but the provisions of this Agreement and/or of the Other Documents, together with all financing statements and other public filings relating to Liens filed or recorded by Agent against the Loan Parties, would be sufficient to create a perfected Lien in any property or assets that such Loan Party may receive upon the sale, lease, license, exchange, transfer or disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral as original collateral that is the subject of a direct and original grant of a security interest as provided for herein and in the Other Documents (and not merely as proceeds (as defined in Article 9 of the Uniform Commercial Code) in which a security interest is created or arises solely pursuant to Section 9-315 of the Uniform Commercial Code). Notwithstanding the foregoing, Collateral shall not include any Excluded Property. “Commitments” shall mean the Revolving Commitments. “Commitment Transfer Supplement” shall mean a document in the form of Exhibit 16.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes all or a portion of the right, title and interest of the assigning Lender in respect of the outstanding Revolving Advances and Letters of Credit and such assigning Lender’s Revolving Commitments hereunder. “Compliance Authority” shall mean (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Governmental Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity. “Compliance Certificate” shall mean a compliance certificate substantially in the form of Exhibit 1.2(b) hereto to be signed by the Chief Financial Officer, Treasurer, Vice President of Finance, Chief Accounting Officer or Controller of the General Partner. “Conforming Changes” shall mean, with respect to the Term SOFR Rate or any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of 10 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Alternate Base Rate”, the definition of “Business Day”, the definition of “Interest Period” (or other applicable provision regarding interest periods available), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides (in consultation with AmeriGas) may be appropriate to reflect the adoption and implementation of the Term SOFR Rate or such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Term SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Agent decides (in consultation with AmeriGas) is reasonably necessary in connection with the administration of this Agreement and the Other Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consents” shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on any Loan Party’s business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement, the Other Documents and including any Consents required under all applicable federal, state or other Applicable Law. “Consigned Inventory” shall mean Inventory of any Loan Party that is in the possession of another Person on a consignment, sale or return, or other basis that does not constitute a final sale and acceptance of such Inventory. “Consolidated Basis” shall mean, with respect to the Borrowers or the Loan Parties, as the context shall require, the consolidation in accordance with GAAP of the accounts or other items of the Borrowers and/or the Loan Parties. “Consumer Receivable” shall mean, a Receivable owing from a Customer who is a natural Person (and not an entity) arising out of or in connection with the sale or lease of Inventory or the rendition of services to such Person for household, family or other consumer purposes and not for commercial use by such Person. “Contract Rate” shall have the meaning set forth in Section 3.1 hereof. “Control Agreement” shall have the meaning set forth in Section 4.8(h) hereof. “Controlled Group” shall mean, at any time, each Loan Party and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with any Loan Party, are treated as a single employer under Section 414 of the Internal Revenue Code. “Covered Entity” shall mean (a) each Loan Party and each of its Subsidiaries; and (b) any other Person which has pledged (or will pledge) Collateral hereunder or under any Other Document. 11 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Credit Card Agreements” shall mean all agreements now or hereafter entered into by any Loan Party with any Credit Card Issuer or any Credit Card Processor (in each case, in such capacity), or with any other Person for the processing and/or payment of the proceeds of any Credit Card Receivables, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. “Credit Card Issuer” means any Person (other than a Loan Party) who issues or whose members issue credit cards or debit cards, including without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc., or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards. “Credit Card Processor” means any servicing or processing agent, merchant services provider or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Loan Party's sales transactions involving credit card or debt card purchases by Customers using credit cards or debit cards issued by any Credit Card Issuer. “Credit Card Receivables” means each Receivable, together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Borrower resulting from charges by a Customer of a Borrower on credit or debit cards issued by a Credit Card Issuer in connection with the sale of goods or the performance of services by a Borrower in the Ordinary Course of Business. “Cure Amount” shall have the meaning set forth in Section 10.16 hereof. “Cure Right” shall have the meaning set forth in Section 10.16 hereof. “Customer” shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party that enters into or proposes to enter into any contract or other arrangement with any Loan Party, pursuant to which such Loan Party is to deliver any personal property or perform any services. “Customs” shall have the meaning set forth in Section 2.13(b) hereof. “Daily Simple SOFR” shall mean, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, at the Agent’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or 12 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrowers, effective on the date of any such change. “Debt Payments” shall mean for any Person for any period, all cash actually expended by such Person to make: (a) interest payments on any Advances and any other cash Interest Expense during such period, plus (b) payments of any fees, commissions and charges set forth herein during such period, plus (c) payments in respect of Capitalized Lease Obligations during such period, plus (e) without duplication, payments with respect to any other Indebtedness for borrowed money (including without limitation, the Senior Notes) during such period. “Default” shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default. “Default Rate” shall have the meaning set forth in Section 3.1 hereof. “Defaulting Lender” shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Commitment Percentage of Advances, (ii) if applicable, fund any portion of its Participation Commitment in Letters of Credit or Swing Loans or (iii) pay over to Agent, any Issuer, Swing Loan Lender or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified the Loan Parties or Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding an Advance under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and, if applicable, participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Agent’s receipt of such certification in form and substance satisfactory to Agent; (d) has become the subject of an Insolvency Event; (e) has failed at any time to comply with the provisions of Section 2.6(e) hereof with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders; or (f) has become the subject of a Bail-In Action. “Depository Accounts” shall have the meaning set forth in Section 4.8(h) hereof. 13 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Designated Lender” shall have the meaning set forth in Section 16.2(c) hereof. “Disposition” shall mean, with respect to any particular property or asset (other than cash or Cash Equivalents), the sale, lease, license, exchange, transfer or other disposition of such property or asset, and to “Dispose” of any particular property or asset shall mean to sell, lease, license, exchange, transfer or otherwise dispose of such property or asset. “Disqualified Equity Interests” shall mean any Equity Interests which, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition, (a) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are redeemable at the option of the holder thereof, in whole or in part, on or prior to the date which is 91 days following the last day of the Term (excluding any provisions requiring redemption upon a “change of control”, asset sale or similar event; provided that such “change of control”, asset sale or similar event results in the Payment in Full of the Obligations), (b) are convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in clause (a) above, in each case, at any time on or prior to the date which is 91 days following the last day of the Term, or (c) are entitled to receive scheduled dividends or distributions in cash prior to the time that the Obligations are Paid in Full; provided, that if such Equity Interests are issued pursuant to a plan for the benefit of AmeriGas or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by AmeriGas or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Document” shall have the meaning given to the term “document” in the Uniform Commercial Code. “Dollar” and the sign “$” shall mean lawful money of the United States of America. “Domestic Rate Loan” shall mean any Advance that bears interest based upon the Alternate Base Rate. “Drawing Date” shall have the meaning set forth in Section 2.14(b) hereof. “Early Termination Date” shall have the meaning set forth in Section 13.1 hereof. “EBITDA” shall mean for any period with respect to AmeriGas and its Subsidiaries on a Consolidated Basis, the sum of: (a) net income (or loss) of such Person for such period determined in accordance with GAAP, plus (b) the sum of the following, in each case only to the extent deducted in determining net income (or loss) for such period, and without duplication: (i) all Interest Expense of such Person for such period, plus 14 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(ii) all charges against income of such Person for such period for federal, state and local taxes, plus (iii) all depreciation expenses of such Person for such period, plus (iv) all amortization expenses of such Person for such period, plus (v) non-cash charges, expenses or losses (excluding any such non-cash charge, expense or loss to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period), plus (vi) charges, losses or expenses to the extent actually indemnified, insured or reimbursed in cash by a third party during the same measurement period, plus (vii) actual, documented fees, costs and expenses incurred in connection with the Transactions and paid within ninety (90) days of the Closing Date, plus (viii) (A) transaction costs, fees and expenses incurred in connection with acquisitions, Dispositions, investments, issuances of equity, issuance, repayment, refinancing, amendment or modification of any Indebtedness, in each case whether or not consummated, but solely to the extent such acquisition, Disposition, investment, issuance of equity, issuance, repayment, refinancing, amendment or modification would not be prohibited pursuant to the terms hereof, and (B) cash and non-cash extraordinary, unusual or non-recurring expenses or losses incurred during such period other than in the Ordinary Course of Business, provided that the aggregate amount of costs, fees and expenses added back pursuant to clause (viii)(A) and the aggregate amount of cash expenditures or losses added back pursuant to clause (viii)(B) shall not exceed 20% of EBITDA in the aggregate (calculated before giving effect to any add backs pursuant to this clause (b)(viii)); minus (c) only to the extent (and in the same proportion) included in determining net income, without duplication: (i) the aggregate amount of all non-cash items, nonrecurring gains or credits of such Person; plus (ii) extraordinary, unusual or non-recurring cash or non-cash income or gains realized during such period other than in the Ordinary Course of Business for such period, plus (iii) Interest income and income tax credits and refunds (to the extent not netted from tax expense); plus (iv) Any cash payments made during such period in respect of items described in clause (b)(viii)(B) above subsequent to the fiscal quarter in which the relevant non-cash items described in such clause were incurred, it being understood that the related non-cash items described in clause (b)(viii)(B) may still be added back to net income pursuant to such clause. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) 15 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” shall mean the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement. “Effective Federal Funds Rate” shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1% announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Effective Federal Funds Rate” as of the date of this Agreement; provided that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Effective Federal Funds Rate” for such day shall be the Effective Federal Funds Rate for the last day on which such rate was announced. Notwithstanding the foregoing, if the Effective Federal Funds Rate as determined under any method above would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligibility Date” shall mean, with respect to each Loan Party and each Swap, the date on which this Agreement or any Other Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any Other Document is then in effect with respect to such Loan Party, and otherwise it shall be the Effective Date of this Agreement and/or such Other Documents to which such Loan Party is a party). “Eligible Consumer Receivables” shall mean and include each Consumer Receivable (other than a Credit Card Receivable) of a Borrower arising in the Ordinary Course of Business and which Agent, in its Permitted Discretion, shall deem to be an Eligible Consumer Receivable, based on such considerations as Agent may from time to time deem appropriate in its Permitted Discretion. In addition, no Consumer Receivable shall be an Eligible Receivable if: (a) such Consumer Receivable is due or unpaid more than sixty (60) days after the original invoice date or thirty (30) days after the original due date; 16 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(b) such Receivable is due from a Customer with respect to which fifty percent (50%) or more of the Receivables owing from such Customer are not deemed Eligible Consumer Receivables under clause (a) above (such percentage may, in Agent’s Permitted Discretion, be increased or decreased from time to time); (c) such Consumer Receivable is not subject to Agent’s first priority perfected Lien or is subject to any other Liens (other than Permitted Liens); (d) the applicable Customer with respect to such Consumer Receivable has tendered a check or other item of payment in full or partial satisfaction of any Consumer Receivables and such check or other item of payment has been returned unpaid or insufficient funds by the financial institution on which it is drawn; (e) any covenant, representation or warranty set forth in this Agreement with respect to such Consumer Receivable has been breached; (f) the sale giving rise to such Consumer Receivable is to a Customer outside the United States of America; (g) the sale giving rise to such Consumer Receivable is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis with the applicable Customer or such Receivable is evidenced by chattel paper or an instrument; (h) Consumer Receivables which, when aggregated with all other Receivables due from the Customer thereon, exceed the personal credit limit for such Customer established by the Borrowers; (i) Agent believes, in its Permitted Discretion, that the ability to collect such Consumer Receivable is insecure or that such Consumer Receivable may not be paid by reason of the Customer’s financial inability to pay; (j) the goods giving rise to such Consumer Receivable have not been delivered to and accepted by the Customer, the services giving rise to such Consumer Receivable have not been performed by the applicable Borrower and accepted by the Customer or such Consumer Receivable otherwise does not represent a final sale; (k) such Consumer Receivable is subject to any offset, deduction, defense, dispute, credit or counterclaim (because, among other reasons, the Customer is also a creditor or supplier of a Borrower or the Customer has made a deposit for future deliveries of Inventory or future provisions of services) or the Consumer Receivable is contingent in any respect or for any reason (but such Consumer Receivable shall only be ineligible to the extent of such offset, deduction, defense, dispute, credit or counterclaim or contingency); (l) the applicable Borrower has made any agreement with the Customer for any deduction therefrom, except for discounts or allowances made in the Ordinary Course of Business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto; 17 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(m) any return, rejection or repossession of the merchandise the sale of which gave rise to such Consumer Receivable has occurred or the rendition of services giving rise to such Consumer Receivable has been disputed; (n) such Consumer Receivable is not payable to a Borrower; (o) such Consumer Receivable is not evidenced by an invoice or other documentary evidence satisfactory to Agent in its Permitted Discretion; (p) such Consumer Receivable is subject to a factoring agreement; (q) any interest, fees and other charges payable by the applicable Customer in connection with such Consumer Receivable is greater than the highest lawful rate permitted by Applicable Law; (r) such Consumer Receivable is not otherwise satisfactory to Agent as determined by Agent in its Permitted Discretion. “Eligible Contract Participant” shall mean an “eligible contract participant” as defined in the CEA and regulations thereunder. “Eligible Credit Card Receivables” shall mean and include each Credit Card Receivable of any Borrower arising in the Ordinary Course of Business and which Agent, in its Permitted Discretion, shall deem to be an Eligible Credit Card Receivable, based on such considerations as Agent may from time to time deem appropriate in its Permitted Discretion. A Credit Card Receivable shall not be deemed eligible unless such Credit Card Receivable is evidenced by an invoice or other documentary evidence reasonably satisfactory to Agent in its good faith exercise of its Permitted Discretion. In addition, no Credit Card Receivable shall be an Eligible Credit Card Receivable if: (a) such Credit Card Receivable is outstanding for more than five (5) Business Days from the date that the credit card is charged; (b) the applicable Borrower does not have good and valid title, free and clear of any Lien (other than Permitted Liens) with respect to such Credit Card Receivable; (c) such Credit Card Receivable is in dispute or subject to a claim, counterclaim, offset or chargeback (other than offsets for fees and chargebacks of the applicable Credit Card Issuers or Credit Card Processors in the Ordinary Course of Business), in each case, only to the extent of such claim, counterclaim, offset or chargeback; (d) such Credit Card Receivable is subject to a repurchase obligation by the applicable Borrower in favor of the Credit Card Processor or Credit Card Issuer; (e) such Credit Card Receivable is due from a Credit Card Issuer or Credit Card Processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings; 18 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(f) such Credit Card Receivable is not a valid, legally enforceable obligation of the applicable Credit Card Issuer with respect thereto; (g) any representations, warranties or covenant contained in this Agreement or the Other Documents relating to Credit Card Receivables has been breached in any material respect; (h) such Credit Card Receivable is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of Agent, and to the extent necessary or appropriate, endorsed to Agent; (i) the Credit Card Processor with respect to such Credit Card Receivable is not obligated to remit the proceeds of such Credit Card Receivable to a Blocked Account or a deposit account maintained at Agent pursuant to a Processor Letter which is in full force and effect; (j) such Credit Card Receivable or the underlying contract contravenes in any material respect any laws or regulations applicable thereto; (k) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivable has sent a notice of default and/or notice of its intention to cease or suspend payment to such Borrower in respect of such Credit Card Receivable; (l) with respect to such Credit Card Receivable, the applicable Borrower has failed to submit all sales slips, drafts, charges or other reports or materials required by the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Receivable in order for such Borrower to be entitled to payment in respect thereof; or (m) Agent has determined in its Permitted Discretion that the prospects of collection of such Credit Card Receivable are impaired in any material respect. “Eligible Inventory” shall mean and include Inventory of a Borrower consisting of finished goods propane in bulk or in tanks, valued at the lower of cost and net realizable value, cost being determined using an average cost method, as determined in accordance with the cost accounting methods employed by Borrower as of the Closing Date and consistent with GAAP, which Agent, in its Permitted Discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate in its Permitted Discretion. In addition, Inventory shall not be Eligible Inventory if it: (a) consists of work in process or raw materials; (b) it is obsolete, slow moving or unmerchantable; (c) is not subject to a perfected, first priority Lien in favor of Agent or is subject to any other Liens (other than a Permitted Lien); (d) does not conform to all standards imposed by any Governmental Body which has regulatory authority over such goods or the use or sale thereof; (e) constitutes Consigned Inventory; 19 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(f) is the subject of an Intellectual Property Claim; (g) is subject to a License Agreement that limits, conditions or restricts the applicable Borrower’s or Agent’s right to sell or otherwise dispose of such Inventory, unless Agent is a party to a Licensor/Agent Agreement with the Licensor under such License Agreement (or Agent shall agree otherwise in its sole discretion after establishing Reserves against the Formula Amount with respect thereto as Agent shall deem appropriate in its sole discretion); (h) is located outside the continental United States or at a location that is not otherwise in compliance with this Agreement; (i) is Foreign In-Transit Inventory; (j) is situated at a location not owned by a Borrower unless AmeriGas has executed in favor of Agent an Access Agreement (or Agent shall agree otherwise in its sole discretion after establishing Reserves against the Formula Amount with respect thereto as Agent shall deem appropriate in its sole discretion); or (k) if the sale of such Inventory would result in a Receivable that does not constitute an Eligible Receivable. “Eligible Receivables” shall mean and include each Receivable (other than a Consumer Receivable or Credit Card Receivable) of a Borrower arising in the Ordinary Course of Business and which Agent, in its Permitted Discretion, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate in its Permitted Discretion. In addition, no Receivable shall be an Eligible Receivable if: (h) (a) such Receivable arises out of a sale made by any Borrower to an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower; (i) (b) such Receivable is due or unpaid more than ninety (90) days after the original invoice date or sixty (60) days after the original due date; (j) (c) such Receivable is due from a Customer with respect to which fifty percent (50%) or more of the Receivables owing from such Customer are not deemed Eligible Receivables under clause (b) above (such percentage may, in Agent’s Permitted Discretion, be increased or decreased from time to time); (k) (d) such Receivable is not subject to Agent’s first priority perfected Lien or is subject to any other Liens (other than Permitted Liens); (l) (e) any covenant, representation or warranty set forth in this Agreement with respect to such Receivable has been breached; (m) (f) such Receivable is due from a Customer with respect to which an Insolvency Event shall have occurred; 20 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(n) (g) the sale giving rise to such Receivable is to a Customer outside the continental United States of America or outside a province of Canada that has adopted the Personal Property Security Act of Canada, unless such sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its Permitted Discretion; (o) (h) the sale giving rise to such Receivable is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis with the applicable Customer or such Receivable is evidenced by chattel paper or an instrument; (p) (i) Agent believes, in its Permitted Discretion, that the ability to collect such Receivable is insecure or that such Receivable may not be paid by reason of the Customer’s financial inability to pay; (q) (j) such Receivable is due from a Customer which is the United States of America, any state or any department, agency or instrumentality of any of them, unless the applicable Borrower assigns its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances; (r) (k) the goods giving rise to such Receivable have not been delivered to and accepted by the Customer, the services giving rise to such Receivable have not been performed by the applicable Borrower and accepted by the Customer or such Receivable otherwise does not represent a final sale; (s) (l) such Receivable is subject to any offset, deduction, defense, dispute, credit or counterclaim (because, among other reasons, the Customer is also a creditor or supplier of a Borrower or the Customer has made a deposit for future deliveries of Inventory or future provisions of services) or the Receivable is contingent in any respect or for any reason (but such Receivable shall only be ineligible to the extent of such offset, deduction, defense, dispute, credit or counterclaim or contingency); (t) (m) the applicable Borrower has made any agreement with any Customer for any deduction therefrom, except for discounts or allowances made in the Ordinary Course of Business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto; (u) (n) any return, rejection or repossession of the merchandise the sale of which gave rise to such Receivable has occurred or the rendition of services giving rise to such Receivable has been disputed; (v) (o) such Receivable is not payable to a Borrower; (w) (p) such Receivable is a Consumer Receivable; (x) (q) such Receivable is not evidenced by an invoice or other documentary evidence satisfactory to Agent in its Permitted Discretion; 21 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(y) (r) such Receivable arises from a job, project or contract with respect to which a performance bond has been issued by a surety on behalf of Borrower; (z) (s) such Receivable is subject to a factoring agreement; or (aa) (t) such Receivable is not otherwise satisfactory to Agent as determined by Agent in its Permitted Discretion. “Enhanced Reporting Period” shall mean the period commencing upon the occurrence of an Enhanced Reporting Triggering Event and ending on the occurrence of an Enhanced Reporting Satisfaction Event. “Enhanced Reporting Triggering Event” shall mean Undrawn Availability is less than the greater of (a) fifteen percent (15%) of the Line Cap and (b) twelve and one half of one percent (12.5%) of the Maximum Revolving Advance Amount at any time. “Enhanced Reporting Satisfaction Event” shall mean the earliest date on which Undrawn Availability is equal to or greater than the greater of (a) fifteen percent (15%) of the Line Cap and (b) twelve and one half of one percent (12.5%) of the Maximum Revolving Advance Amount for twenty (20) consecutive Days. “Environmental Complaint” shall have the meaning set forth in Section 9.3(b) hereof. “Environmental Laws” shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation Laws relating to the protection of the environment, human health and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state, international and local governmental agencies and authorities with respect thereto. “Equipment” shall have the meaning given to the term “equipment” in the Uniform Commercial Code. “Equity Interests” shall mean, with respect to any Person, any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), including in each case all of the following rights relating to such Equity Interests, whether arising under the Organizational Documents of the Person issuing such Equity Interests (the “Equity Issuer”) or under the Applicable Laws of such Equity Issuer’s jurisdiction of organization relating to the formation, existence and governance of corporations, limited liability companies or partnerships or business trusts or other legal entities, as the case may be: (i) all economic rights (including all rights to receive dividends and distributions) relating to such Equity Interests; (ii) all voting rights and rights to consent to any particular actions by the applicable Equity Issuer; (iii) all management rights with respect to such Equity Issuer; (iv) in the case of any Equity Interests consisting of a general partner interest in a partnership, all powers and rights as a general 22 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

partner with respect to the management, operations and control of the business and affairs of the applicable Equity Issuer; (v) in the case of any Equity Interests consisting of the membership/limited liability company interests of a managing member in a limited liability company, all powers and rights as a managing member with respect to the management, operations and control of the business and affairs of the applicable Equity Issuer; (vi) all rights to designate or appoint or vote for or remove any officers, directors, managers, general partners or managing members of such Equity Issuer and/or any members of any board of members/managers/partners/directors that may at any time have any rights to manage and direct the business and affairs of the applicable Equity Issuer under its Organizational Documents as in effect from time to time or under Applicable Law; (vii) all rights to amend the Organizational Documents of such Equity Issuer, (viii) in the case of any Equity Interests in a partnership or limited liability company, the status of the holder of such Equity Interests as a “partner”, general or limited, or “member” (as applicable) under the applicable Organizational Documents and/or Applicable Law; and (ix) all certificates evidencing such Equity Interests. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time and the rules and regulations promulgated thereunder. “Erroneous Payment” shall have the meaning given to such term in Section 14.14(a) hereof. “Erroneous Payment Deficiency Assignment” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Impacted Class” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Return Deficiency” shall have the meaning given to such term in Section 14.14(d) hereof. “Erroneous Payment Subrogation Rights” shall have the meaning given to such term in Section 14.14(d) hereof. “Event of Default” shall have the meaning set forth in Article X hereof. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Accounts” shall mean (i) deposit accounts used solely and exclusively for (a) payroll accounts, (b) employee benefit and tax withholding accounts, (c) fiduciary or trust accounts, and (d) escrow accounts, (ii) zero balance accounts to the extent such accounts sweep into another zero balance account or a non-Excluded Account, (iii) deposit accounts and securities accounts so long as the average daily maximum balance in any such account over a thirty (30) day period does not at any time exceed $500,000 (and the average daily maximum balance in all such accounts over a thirty (30) day period does not at any time exceed $5,000,000) and (iv) accounts solely holding cash collateral to secure letters of credit as permitted pursuant to Section 7.2. “Excluded Hedge Liability or Liabilities” shall mean, with respect to each Loan Party, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any Other Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, 23 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

regulation or order of the CFTC, solely by virtue of such Loan Party’s failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding the foregoing or any other provision of this Agreement or any Other Document to the contrary, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Loan Party for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap; (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest; and (c) if there is more than one Loan Party executing this Agreement or the Other Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Loan Parties, but not all of them, the definition of “Excluded Hedge Liability or Liabilities” with respect to each such Loan Party shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Loan Party, and (ii) the particular Loan Party with respect to which such Swap Obligations constitute Excluded Hedge Liabilities. “Excluded Property” shall mean (a) machinery, Equipment, furniture, fixtures, Subsidiary Stock, Intellectual Property, Leasehold Interests and Real Property, (b) any lease, license, contract or agreement to which any Loan Party is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein is prohibited by or in violation of (x) any Applicable Law, or (y) a term, provision or condition (other than any term, provision or condition requiring the consent of an Affiliate of a Loan Party or a Subsidiary thereof) of any such lease, license, contract or agreement (unless in each case, such Applicable Law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity), provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, such security interest shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (x) or (y) above; provided, further, that Excluded Property shall not include any proceeds of any such lease, license, contract or agreement or any goodwill of the Loan Parties’ business associated therewith or attributable thereto, (c) any asset if the granting of a security interest or pledge hereunder or under any of the Other Documents in such asset would be prohibited by any law, rule or regulation or agreements with any Governmental Body or would require the consent, approval, license or authorization of any Governmental Body unless such consent, approval, license or authorization has been received (except to the extent such prohibition or restriction is ineffective under the Uniform Commercial Code or any similar Applicable Law in any relevant jurisdiction and other than proceeds thereof, to the extent the assignment of such proceeds is effective under the Uniform Commercial Code or any similar Applicable Law in any relevant jurisdiction notwithstanding any such prohibition or restriction), (d) Excluded Accounts, (e) motor vehicles and other assets subject to certificates of title that require endorsement of a lien on such title for perfection of such lien, (f) all (A) Equity Interests in each non-wholly-owned entity to the extent such pledge is prohibited by the organizational documents of such entity (except to the extent (x) such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or similar laws or (y) such prohibition could be removed with the consent of a Loan Party or an Affiliate thereof) 24 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

and (B) voting Equity Interests in each Foreign Subsidiary or FSHCO in excess of 65% of the total combined voting power of the Equity Interests of such Subsidiary directly owned by Loan Parties, (g) “intent-to-use” trademark applications to the extent that, and solely during the period in which, a grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, (h) property to the extent the granting of a security interest in such property could reasonably be expected to result in material adverse tax consequences to AmeriGas and its Subsidiaries taken as a whole, as reasonably determined in good faith by AmeriGas and Agent and (i) assets with respect to which the Agent and Borrower reasonably agree that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit to the Lenders afforded thereby. “Excluded Subsidiary” shall mean (a) any Immaterial Subsidiary, and (b) any Subsidiary of a Loan Party that is prohibited by Applicable Law, rule or regulation or by any contractual obligation existing on the Closing Date (or, if later, the date it becomes a Subsidiary; provided, in the case of a contractual obligation, to the extent not created in contemplation of such transaction or requiring a consent from an Affiliate of a Loan Party or Subsidiary thereof) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee unless such consent, approval, license or authorization has been received. “Excluded Taxes” shall mean any of the following Taxes on or with respect to Agent, any Lender, Swing Loan Lender, any Issuer or any other recipient or required to be withheld or deducted from a payment to any such recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of such recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquired such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrowers pursuant to Section 3.11 hereof) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10 hereof, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 3.10(g) hereof, or (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Agent” shall mean Wells Fargo Bank, National Assocation, in its capacity as administrative agent under the Existing Loan Documents. “Existing Credit Agreement” shall mean the financing agreements or agreements as heretofore amended, modified and supplemented, by and among AmeriGas, Existing Agent and Existing Lenders. “Existing Lenders” shall mean the financial institutions which are parties to the Existing Credit Agreement as lenders. 25 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Existing Loan Documents” shall mean, collectively, the Existing Credit Agreement and all of the other agreements, documents and instruments executed and delivered in connection therewith or related thereto. “FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “FCCR Cure Notice Deadline” shall have the meaning set forth in Section 10.16 hereof. “Fee Letter” shall mean the fee letter, dated as of July 22, 2024, by and between AmeriGas and Agent. “Field Examination Completion Date” shall have the meaning set forth in Section 2.1(d) hereof. “Financial Covenant Testing Period” shall mean the period commencing on the last day of the most recent fiscal quarter ending prior to the occurrence of a Financial Covenant Triggering Event for which financial statements have been delivered to Agent pursuant to Section 9.7 or 9.8 hereof and ending upon the occurrence of a Financial Covenant Testing Satisfaction Event (except as set forth in clause (y) below). For the avoidance of doubt, upon the occurrence of a Financial Covenant Triggering Event, the Fixed Charge Coverage Ratio set forth in Section 6.5 hereof shall be tested (x) for the most recent fiscal quarter ending prior to the occurrence of the Financial Covenant Triggering Event for which financial statements have been delivered to Agent pursuant to Section 9.7 or 9.8 hereof, (y) for the fiscal quarter in which the Financial Covenant Triggering Event occurred, and (z) on the last day of any fiscal quarter in which the Financial Covenant Testing Period is continuing, in each case determined for the applicable measurement period set forth in Section 6.5 hereof. “Financial Covenant Testing Satisfaction Event” shall mean the earliest date, subsequent to the applicable Financial Covenant Triggering Event, on which Undrawn Availability is equal to or greater than the greater of (i) ten percent (10%) of the Line Cap and (ii) seven and one half of one percent (7.5%) of the Maximum Revolving Advance Amount for twenty (20) consecutive days. “Financial Covenant Testing Triggering Event” shall mean the occurrence of Undrawn Availability being less than the greater of (i) ten percent (10%) of the Line Cap and (ii) seven and one half of one percent (7.5%) of the Maximum Revolving Advance Amount at any time. “Fixed Charge Coverage Ratio” shall mean, with respect to any Person for any period of determination, the ratio of (a) the result of (i) EBITDA for such Person for such period, minus (ii) Unfunded Capital Expenditures made by such Person during such period, minus (iii) distributions (including Tax Distributions) and dividends made by such Person during such period (excluding (x) any distributions or dividends made pursuant to Section 7.7(d) to the extent such distributions and dividends have been deducted in calculating net income for such period, and (y) the dividends and distributions made in May 2024 in the approximate amount of $264,000,000), minus (iv) cash taxes paid or required to be paid by such Person during such period, to (b) all Debt Payments made or required to be made by such Person during such period. 26 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Flood Laws” shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto. “Foreign In-Transit Inventory” shall mean Inventory of a Borrower that is in transit from a location outside the United States to any location within the United States of such Borrower or a Customer of such Borrower. “Foreign Lender” shall mean any Lender that is organized under the Laws of a jurisdiction other than that in which the Loan Parties are resident for income Tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” shall mean any Subsidiary of any Person that is not organized or incorporated in the United States, any State or territory thereof or the District of Columbia. “Formula Amount” shall have the meaning set forth in Section 2.1(a) hereof. “FSHCO” shall mean an entity that owns (directly or indirectly) no material assets other than Equity Interests (or Equity Interests and debt interests) of one or more CFCs. “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time. “General Partner” shall mean AmeriGas Propane GP, LLC, a Delaware limited liability company, and its successors. “Government Official” shall mean any officer, employee, official, representative, or any Person acting for or on behalf of any Governmental Body, government-owned or government-controlled association, organization, business, or enterprise, or public international organization, any political party or official thereof and any candidate for political office. “Governmental Body” shall mean the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guarantor” or “Guarantors” shall mean any Subsidiary that becomes a guarantor pursuant to Section 7.12. “Guarantor Security Agreement” shall mean any security agreement executed by any Guarantor in favor of Agent securing the Obligations or the Guaranty of such Guarantor, in form and substance satisfactory to Agent. 27 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Guaranty” shall mean any guaranty of the Obligations executed by a Guarantor in favor of Agent for its benefit and for the ratable benefit of Lenders, in form and substance satisfactory to Agent, including Article XVII hereof. “Hazardous Discharge” shall have the meaning set forth in Section 9.3(b) hereof. “Hazardous Materials” shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in or subject to regulation under Environmental Laws. “Hazardous Wastes” shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state Law, and any other applicable Federal and state Laws now in force or hereafter enacted relating to hazardous waste disposal. “Immaterial Subsidiary” shall mean a Subsidiary the gross revenues or total assets of which for the most recently ended four (4) full fiscal quarters for which financial statements have been delivered to the Agent and Lenders pursuant to Section 9.7 or 9.8 hereof constitute 5.0% or less of the total gross revenues or total assets, as applicable, of AmeriGas and its Subsidiaries on a Consolidated Basis, for such period; provided, that if at any time the total gross revenues or total assets represented by all Immaterial Subsidiaries would, but for this proviso, exceed 7.5% of the total gross revenues or 7.5% of total assets, as applicable, of AmeriGas and its Subsidiaries on a Consolidated Basis, in each case as of the end of the most recently ended fiscal quarter, then Borrower shall designate sufficient Immaterial Subsidiaries to no longer constitute Immaterial Subsidiaries so as to eliminate such excess, and each such designated Subsidiary thereupon shall cease to be an Immaterial Subsidiary and shall become a Loan Party (or, if Borrower shall make no such designation by the next applicable date of delivery of financial statements, one or more of such Immaterial Subsidiaries selected in descending order based on their respective contributions to the total gross revenues or total assets, as applicable, of Loan Parties on a Consolidated Basis shall cease to be considered to be Immaterial Subsidiaries until such excess is eliminated). “Increasing Lender” shall have the meaning set forth in Section 2.24(a) hereof. “Indebtedness” shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all Capitalized Lease Obligations; (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker’s acceptance agreement or similar arrangement; (e) obligations under any Swap Agreement or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement; (f) any other advances of credit made to or on behalf of such Person or other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or 28 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

services (but not including trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due); (g) all Equity Interests of such Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person); (h) all indebtedness, obligations or liabilities secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts (excluding current accounts payable incurred in the Ordinary Course of Business); (j) off-balance sheet liabilities and/or pension plan liabilities of such Person; (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business; and (l) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (k). “Indemnified Taxes” shall mean (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under this Agreement or any Other Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Ineligible Security” shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System of the United States under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended. “Initial Field Exam” shall mean the first full field examination of Borrowers’ Receivables and Inventory completed by Agent (or on behalf of Agent), whether occurring or completed prior to or after the Closing Date. “Insolvency Event” shall mean, with respect to any Person, including without limitation any Lender, such Person or such Person’s direct or indirect Parent (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under any Insolvency Law), or regulatory restrictions, (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or is generally unable, to pay its debts as they become due or ceases operations of its present business, (d) with respect to a Lender, such Lender is unable to perform hereunder due to the application of Applicable Law, or (e) in the good faith determination of Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect Parent by a Governmental Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. 29 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Insolvency Laws” shall mean any of Title 11 of the United States Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency, bankruptcy, liquidation, reorganization, moratorium, arrangement or relief of debtor or other similar law of any jurisdiction affecting creditors’ rights, including the Canada Business Corporations Act (Canada) or other provincial or territorial corporate laws, where such statute is used by a Person to propose an arrangement and any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it. “Intellectual Property” shall mean property constituting a patent, copyright, trademark (or any application in respect of the foregoing), service mark, trade name, mask work, trade secrets, design right, assumed name or license or other right to use any of the foregoing under Applicable Law. “Intellectual Property Claim” shall mean the assertion, by any means, by any Person of a claim that any Loan Party’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other property or asset is violative of any ownership of or right to use any Intellectual Property of such Person. “Intellectual Property Security Agreement” shall mean that certain Intellectual Security Agreement, dated as of the Closing Date, between the Loan Parties and Agent. “Interest Expense” shall mean, for any Person for any period, the aggregate interest expense of such Person for such period, determined in accordance with GAAP. “Interest Period” shall mean the period provided for any Term SOFR Rate Loan pursuant to Section 2.2(b) hereof. “International Trade Laws” shall mean all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs and anti-boycott measures. “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended, modified or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “Inventory” shall mean and include as to each Loan Party all of such Loan Party’s inventory (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Loan Party’s business or used in selling or furnishing such goods, merchandise and other personal property, and all Documents. “Investment” means, as to any Person, the purchase, holding or acquisition of any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, the making or permitting to exist any loans or advances to, the guarantee of any obligations of, the making or permitting to exist any investment or any other interest in, any other Person, or the purchase or acquisition of (in one transaction or a series of transactions) any Person or any 30 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

assets of any other Person constituting a business unit or substantially all of the assets of any other Person, or the assumption of, guaranty of, or payment (or acquisition of) Indebtedness for borrowed money of any other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount (or if not made with cash, the fair market value of the non-cash assets actually invested at the time such investment is made (as determined by AmeriGas in good faith)), without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any repayments of principal, capital, dividends and any other returns on such Investments not in excess of the amount of the initial Investment. “Investment Property” shall mean and include, with respect to any Person, all of such Person’s now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts, and any other asset or right that would constitute “investment property” under the Uniform Commercial Code. “Issuer” shall mean (a) Agent in its capacity as the issuer of Letters of Credit under this Agreement and (b) any other Lender which Agent in its discretion shall designate as the issuer of and cause to issue any particular Letter of Credit under this Agreement in place of Agent as issuer. “Law” shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award or any settlement arrangement, by agreement, consent or otherwise, of any Governmental Body, foreign or domestic. “Leasehold Interests” shall mean all of each Loan Party’s right, title and interest in and to, and as lessee of, leased Real Property. “Lender” and “Lenders” shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a transferee, successor or assign of any Lender. “Lender-Provided Swap Agreement” shall mean a Swap Agreement which is provided by any Lender (or an Affiliate thereof) and for which such Lender (or Affiliate) confirms to Agent in writing prior to the execution thereof that it: (a) is documented in a standard International Swap Dealers Association, Inc. Master Agreement or another reasonable and customary manner; (b) provides for the method of calculating the reimbursable amount of such Lender’s credit exposure in a reasonable and customary manner; and (c) is entered into for hedging (rather than speculative) purposes. “Letter of Credit Application” shall have the meaning set forth in Section 2.12(a) hereof. “Letter of Credit Borrowing” shall have the meaning set forth in Section 2.14(d) hereof. “Letter of Credit Fees” shall have the meaning set forth in Section 3.2 hereof. “Letter of Credit Sublimit” shall mean $20,000,000. “Letters of Credit” shall have the meaning set forth in Section 2.11 hereof. “License Agreement” shall mean any agreement between any Loan Party and a Licensor pursuant to which such Loan Party is authorized to use any Intellectual Property in connection with the 31 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

manufacturing, marketing, sale or other distribution of any Inventory of such Loan Party or otherwise in connection with such Loan Party’s business operations. “Licensor” shall mean any Person from whom any Loan Party obtains the right to use (whether on an exclusive or non-exclusive basis) any Intellectual Property in connection with such Loan Party’s manufacture, marketing, sale or other distribution of any Inventory or otherwise in connection with such Loan Party’s business operations. “Licensor/Agent Agreement” shall mean an agreement between Agent and a Licensor, in form and substance satisfactory to Agent, by which Agent is given the unqualified right, vis-à-vis such Licensor, to enforce Agent’s Liens with respect to and to dispose of any Loan Party’s Inventory with the benefit of any Intellectual Property applicable thereto, irrespective of such Loan Party’s default under any License Agreement with such Licensor. “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction. “Lien Waiver Agreement” shall mean an agreement in form and substance satisfactory to Agent which is executed in favor of Agent by a Person that owns or occupies premises at which any Collateral may be located from time to time. “Line Cap” shall mean, as of any date of determination, the lesser of (a) the Maximum Revolving Advance Amount and (b) the Borrowing Base. “Liquidity” shall mean, on any date of determination, an amount equal to: (a) the lesser of (i) the Formula Amount (excluding for purposes of this calculation of Liquidity, Qualified Cash that is included in the Formula Amount pursuant to Section 2.1(a)(y)(i)) and (ii) the Maximum Revolving Advance Amount minus the Maximum Undrawn Amount of all outstanding Letters of Credit, minus Reserves, minus (b) the outstanding amount of Revolving Advances (excluding for the avoidance of doubt, outstanding Letters of Credit), plus (c) Qualified Cash. “Liquidity Cure Notice Deadline” shall have the meaning set forth in Section 10.16 hereof. “LLC Division” shall mean, in the event a Loan Party is a limited liability company, (a) the division of such Loan Party into two or more newly formed limited liability companies (whether or not such Loan Party is a surviving entity following any such division) pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any similar provision under any similar act governing limited liability companies organized under the laws of any other State or Commonwealth or of the District of Columbia, or (b) the adoption of a plan contemplating, or the filing of any certificate with any applicable Governmental Body that results or may result in, any such division. “Loan Party” or “Loan Parties” shall have the meaning set forth in the preamble to this Agreement and shall include their respective successors and permitted assigns. 32 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, business or properties of any Loan Party, (b) any Loan Party’s ability to duly and punctually pay or perform the Obligations in accordance with the terms thereof, (c) the Agent’s Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Agent’s and each Lender’s rights and remedies under this Agreement and the Other Documents. “Material Contract” shall mean any contract, agreement, instrument, permit, lease or license, written or oral, of any Loan Party, which is material to any Loan Party’s business or which the failure to comply with could reasonably be expected to result in a Material Adverse Effect. “Material Indebtedness” shall have the meaning given to such term in Section 10.11. “Maximum Revolving Advance Amount” shall mean $300,000,000, as such amount may be increased in accordance with Section 2.24 hereof. “Maximum Swing Loan Advance Amount” shall mean $30,000,000; provided that, upon the effective date of each increase in the Maximum Revolving Advance Amount in accordance with Section 2.24 hereof, the Maximum Swing Loan Advance Amount shall increase by an amount equal to ten percent (10%) of the amount of such increase in the Maximum Revolving Advance Amount. “Maximum Undrawn Amount” shall mean, with respect to any outstanding Letter of Credit as of any date, the amount of such Letter of Credit that is or may become available to be drawn, including all automatic increases provided for in such Letter of Credit, whether or not any such automatic increase has become effective. “MLP” means AmeriGas Partners, L.P., a Delaware limited partnership. “Modified Commitment Transfer Supplement” shall have the meaning set forth in Section 16.3(d) hereof. “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA to which contributions are required or, within the preceding five plan years, were required by any Loan Party or any member of the Controlled Group. “Multiple Employer Plan” shall mean a Plan which has two or more contributing sponsors (including any Loan Party or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Section 4063 or 4064 of ERISA. “New Lender” shall have the meaning set forth in Section 2.24(a) hereof. “Non-Defaulting Lender” shall mean, at any time, any Revolving Lender that is not a Defaulting Lender at such time. “Non-Qualifying Party” shall mean any Loan Party that on the Eligibility Date fails for any reason to qualify as an Eligible Contract Participant. 33 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Notes” shall mean collectively, the Revolving Credit Note and the Swing Loan Note. “Obligations” shall mean and include any and all loans (including without limitation, all Advances), advances, debts, liabilities, obligations (including without limitation all reimbursement obligations and cash collateralization obligations with respect to Letters of Credit issued hereunder), covenants and duties owing by any Loan Party or any Subsidiary of any Loan Party to Issuers, Swing Loan Lender, Lenders or Agent (or to any other direct or indirect subsidiary or affiliate of any Issuer, Swing Loan Lender, any Lender or Agent) of any kind or nature, present or future (including all principal, all accrued and unpaid interest or other amounts accruing thereon, any fees accruing under or in connection therewith, any costs and expenses of any Person payable by any Loan Party and any indemnification obligations payable by any Loan Party arising or payable after maturity, or after the commencement of any proceeding under any Insolvency Laws proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest, fees or other amounts is allowable or allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, arising or incurred under this Agreement or any of the Other Documents or any Swap Agreements and any Cash Management Products and Services, whether or not for the payment of money, whether arising by reason of an extension of credit, opening or issuance of a letter of credit, loan, equipment lease, establishment of any commercial card or similar facility or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of Agent’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, (i) any and all of any Loan Party’s Indebtedness and/or liabilities (and any and all indebtedness, obligations and/or liabilities of any Subsidiary of any Loan Party) under this Agreement and the Other Documents and any amendments, extensions, renewals or increases and all costs and expenses of any Issuer, Agent and any Lender incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable and documented attorneys’ fees and expenses and all obligations of any Loan Party to Issuers, Agent or Lenders to perform acts or refrain from taking any action, (ii) Swap Obligations and (iii) all Cash Management Obligations. Notwithstanding anything to the contrary contained in the foregoing, the Obligations shall not include any Excluded Hedge Liabilities. “Ordinary Course of Business” shall mean, with respect to any Loan Party, the ordinary course of such Loan Party’s business as conducted on the Closing Date. “Organizational Documents” shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person’s formation, organization or entity governance matters (including any shareholders’ or equity holders’ agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity. 34 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Other Documents” shall mean the Notes, the Perfection Certificate, each Certificate of Beneficial Ownership, the Fee Letter, any Guaranty, any Guarantor Security Agreement, any Pledge Agreement, any Access Agreement, any Licensor/Agent Agreement, any Lender Provided Swap Agreements, and any and all other agreements, instruments and documents, including subordination and intercreditor agreements, guaranties, pledges, powers of attorney, consents, or other similar agreements and all other agreements, documents or instruments heretofore, now or hereafter executed by any Loan Party and/or delivered to Agent or any Lender in connection with this Agreement, in each case together with all amendments, modifications, supplements, renewals, extensions, restatements, substitutions and replacements thereto and thereof. “Other Connection Taxes” means with respect to any Payment Recipient, Taxes imposed as a result of a present or former connection between such Payment Recipient and the jurisdiction imposing such Tax (other than connections arising from such Payment Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement and/or any Other Document, or sold or assigned an interest in any Obligation or Other Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing, other excise or property Taxes or similar Taxes, charges or similar levies that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any Other Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.11). “Out-of-Formula Loans” shall have the meaning set forth in Section 16.2(d) hereof. “Overnight Bank Funding Rate” shall mean, on any date of determination, the rate per annum (based on a year of 360 days and actual days elapsed) comprised of both overnight federal funds and overnight Eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by such Federal Reserve Bank (or by such other recognized electronic source (such as Bloomberg) selected by Agent for the purpose of displaying such rate) (an “Alternate Source”); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by Agent at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as set forth above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrowers. “Parent” of any Person shall mean a corporation or other entity owning, directly or indirectly, fifty percent (50%) or more of the Equity Interests issued by such Person having ordinary voting power to elect a majority of the directors of such Person, or other Persons performing similar functions for any such Person. 35 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Participant” shall mean each Person that shall be granted the right by any Lender to participate in any of the Advances and that shall have entered into a participation agreement in form and substance satisfactory to such Lender. “Participation Advance” shall have the meaning set forth in Section 2.14(d) hereof. “Participation Commitment” shall mean the obligation hereunder of each Revolving Lender to buy a participation equal to its Revolving Commitment Percentage (subject to any reallocation pursuant to Section 2.22(b)(iii) hereof) in the Swing Loans made by Swing Loan Lender hereunder as provided for in Section 2.4(c) hereof and in the Letters of Credit issued hereunder as provided for in Section 2.14(a) hereof. “Payment Conditions” in respect of any dividends, distributions, acquisitions, investments or other payments or transactions (such dividends, distributions, acquisitions, investments or payments or transactions, a “Specified Transaction”) as to which the Payment Conditions apply, the satisfaction of the following conditions: (i) the Field Examination Completion Date has occurred, (ii) no Event of Default shall have occurred and be continuing or would result from the making of, or consummation of, such Specified Transaction after giving pro forma effect thereto, (iii) both immediately before and after giving effect to such Specified Transaction (and any Advances made in connection therewith), Undrawn Availability shall not be less than the greater of (x) fifteen percent (15%) of the Line Cap and (y) twelve and one half of one percent (12.5%) of the Maximum Revolving Advance Amount, (iv) AmeriGas and its Subsidiaries on a Consolidated Basis shall have a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 for the trailing four (4) fiscal quarter period ended as of the last day of the most recent fiscal quarter for which financial statements shall have been delivered in to Agent in accordance with Section 9.7 or 9.8 hereof, calculated on a pro forma basis after giving effect to such Specified Transaction as if such Specified Transaction was made on the last day of such trailing four (4) fiscal quarter period, and (v) on or before such Specified Transaction, Agent shall have received a certificate of the Loan Parties that the foregoing conditions shall have been satisfied, with reasonably detailed calculations evidencing such satisfaction. “Payment in Full” or “Paid in Full” shall mean, with respect to the Obligations, the indefeasible payment and satisfaction in full of all of the Obligations (other than contingent indemnification obligations for which a claim has not been made) in cash or in other immediately available funds; provided that (a) in the case of any Obligations with respect to outstanding Letters of Credit, in lieu of the payment in full in cash, the delivery of cash collateral or a backstop letter of credit in form and substance reasonably satisfactory to the applicable Issuer in an amount equal to 105% of the Maximum Undrawn Amount of all outstanding Letters of Credit shall constitute payment in full of such Obligations and (b) in the case of any Obligations with respect to Cash Management Products and Services and any Swap Obligations, in lieu of the payment in full in cash, the delivery of cash collateral in such amounts as shall be required by the applicable Lender or other arrangements in form and substance reasonably satisfactory to such Lender in respect thereof shall constitute payment in full of such Obligations. Notwithstanding the foregoing, in the event that, after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by Agent or such Lender. 36 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Payment Office” shall mean initially Two Tower Center Boulevard, East Brunswick, New Jersey 08816; thereafter, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and to each Lender to be the Payment Office. “Payment Recipient” shall have the meaning given to such term in Section 14.14(a) hereof. “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Benefit Plan” shall mean at any time any “employee pension benefit plan” as defined in Section 3(2) of ERISA (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412, 430 or 436 of the Internal Revenue Code and either (i) is maintained or to which contributions are required by any Loan Party or any member of the Controlled Group or (ii) has at any time within the preceding five years been maintained or to which contributions have been required by a Loan Party or any entity which was at such time a member of the Controlled Group. “Perfection Certificate” shall mean the information questionnaire and the responses thereto provided by each Loan Party and delivered to Agent. “Permitted Acquisitions” shall mean acquisitions of more than fifty-one percent (51%) of the business or a line of business (in each case, whether by the acquisition of Equity Interests, assets or any combination thereof) of another Person (the “Target”) so long as: (a) to the extent the aggregate consideration for such acquisition (including without limitation any seller financing, earn-outs and deferred purchase price obligations) is equal to or in excess of $15,000,000, at the time of and after giving effect to such acquisition, the Payment Conditions shall have been satisfied; (b) to the extent the aggregate consideration for such acquisition (including without limitation any seller financing, earn-outs and deferred purchase price obligations) is less than $15,000,000, at the time of and after giving effect to such acquisition, no Event of Default is continuing or would occur; (c) with respect to the acquisition of Equity Interests, the Target shall (i) have a positive EBITDA, calculated in accordance with GAAP immediately prior to such acquisition, (ii) so long as the Target is not an Immaterial Subsidiary, be added as a Borrower or a Guarantor in accordance with Section 7.12 and be jointly and severally liable for all Obligations, and (iii) grant to Agent a first priority Lien in all assets of the Target (which do not constitute Excluded Property); (d) with respect to an asset acquisition, the acquired assets (other than Excluded Property) shall be Collateral and subject to the Liens of Agent hereunder to the extent required by this Agreement; (e) the Target or assets acquired are used or useful in the Borrowers’ Ordinary Course of Business; 37 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(f) the board of directors (or other comparable governing body) of the Target shall have duly approved the acquisition; (g) the Loan Parties shall have delivered to Agent (i) with respect to any Permitted Acquisition the consideration (including without limitation any seller financing, earn-outs and deferred purchase price obligations) for is equal to or greater than $15,000,000, a pro forma balance sheet and pro forma financial statements, and (ii) to the extent received by Borrower in connection with such acquisition, financial statements of the acquired entity for the two (2) most recent fiscal years then ended, in form and substance reasonably acceptable to Agent; and (h) no assets acquired in any such acquisition shall be included in the Formula Amount until Agent has received a field examination and/or appraisal of such assets, in form and substance acceptable to Agent. For the purposes of determining if the Payment Conditions have been satisfied with respect to any acquisition, any assets being acquired in the proposed acquisition shall be included in the Formula Amount on the date of closing of such acquisition so long as Agent has received an audit or appraisal of such assets as set forth in clause (g) above and so long as such assets satisfy the applicable eligibility criteria. “Permitted Assignees” shall mean: (a) Agent, any Lender or any of their direct or indirect Affiliates; (b) any fund that is administered or managed by Agent or any Lender, an Affiliate of Agent or any Lender or a related entity, and (c) any Person to whom Agent or any Lender assigns its rights and obligations under this Agreement as part of an assignment and transfer of Agent’s or such Lender’s rights in and to a material portion of Agent’s or such Lender’s portfolio of asset-based credit facilities. “Permitted Discretion” shall mean a determination made in good faith and in the exercise (from the perspective of a secured asset-based lender) of commercially reasonable business judgment. “Permitted Indebtedness” shall mean: (a) the Obligations; (b) Permitted Purchase Money Indebtedness; (c) any guarantees of Indebtedness permitted under Section 7.3 hereof; (d) any Indebtedness on the Closing Date listed on Schedule 7.8 hereto; (e) Subordinated Indebtedness; (f) Indebtedness consisting of Permitted Loans; (g) Indebtedness and obligations owing under Swap Agreements (including, without duplication, letters of credit issued to support the same) permitted hereunder and not for speculative or investment purposes, (h) Indebtedness of a Person existing at the time such Person became a Subsidiary or Indebtedness assumed in connection with a Permitted Investment or Permitted Acquisition or secured by assets acquired from a Person (and assumed in connection with such acquisition), to the extent that such Indebtedness, in each case, was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of, or Investment in, such assets, (i) unsecured Indebtedness of AmeriGas owing to the General Partner or an Affiliate of the General Partner (including MLP); provided that (i) the aggregate principal amount of such Indebtedness does not exceed $200,000,000 at any time outstanding and (ii) such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Agent, (j) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the Ordinary Course of Business, (k) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the Ordinary Course of Business, and 38 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

reimbursement obligations in respect of any of the foregoing, (l) Indebtedness in respect of non-compete agreements entered into in connection with Permitted Acquisitions, (m) additional Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding and (n) Indebtedness in respect of Sale Leaseback Transactions; provided that the aggregate outstanding amount of such Indebtedness shall not exceed $50,000,000 at any time. “Permitted Investments” shall mean Investments consisting of: (a) cash and Cash Equivalents; (b) Permitted Loans; (c) (i) Investments consisting of Equity Interests in Subsidiaries existing on the Closing Date, (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 7.4, (iii) Investments consisting of Equity Interests made after the Closing Date in Loan Parties, (iv) Investments made after the Closing Date by a Loan Party in any other Loan Party, (d) deposits made in the Ordinary Course of Business to secure the performance of leases or other obligations consisting of Permitted Indebtedness, (e) Swap Agreements to the extent constituting Permitted Indebtedness, (f) purchases of assets in the Ordinary Course of Business, (g) Permitted Loans to employees, (h) extensions of trade credit or advances to third parties in the Ordinary Course of Business, (i) guaranty obligations constituting an obligation, warranty or indemnity (other than guarantees of Indebtedness of any Person), which is undertaken or made in the Ordinary Course of Business, (j) investments (including debt obligations) received in connection with the bankruptcy or reorganization of account debtors, suppliers and Customers and in settlement of delinquent obligations of, and other disputes with, account debtors, customers and suppliers arising in the Ordinary Course of Business, (k) guarantees permitted in accordance with Section 7.3 hereof, (l) Permitted Acquisitions, (m) Investments in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed $5,000,000, (n) payments made pursuant to Section 7.17(b), and (o) other investments provided, that on the date any such investments are made, the Payment Conditions are satisfied at the time of and immediately after giving pro forma effect to the making of any such investments. “Permitted Liens” shall mean: (a) Liens in favor of Agent for the benefit of the Secured Parties, including without limitation, Liens securing Swap Obligations and Cash Management Obligations; (b) Liens for taxes, assessments or other governmental charges or levies not delinquent or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or being Properly Contested; (c) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance; (d) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature arising in the Ordinary Course of Business; (e) Liens arising by virtue of the rendition, entry or issuance against any Loan Party or any Subsidiary, or any property of any Loan Party or any Subsidiary, of any judgment, writ, order or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of Default under Section 10.6 hereof; (f) carriers’, repairmens’, mechanics’, workers’, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not overdue for a period of more than thirty days or which are being Properly Contested; (g) Liens upon fixed assets securing Permitted Purchase Money Indebtedness, provided that any such Lien shall not encumber any other property of any Loan Party other than the property acquired with the proceeds of such Permitted Purchase Money Indebtedness; (h) other Liens incidental to the conduct of any Loan Party’s business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Agent’s or Lenders’ rights in and to the Collateral or the value of any Loan Party’s property or assets or which do 39 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

not materially impair the use thereof in the operation of any Loan Party’s business; (i) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other charges or encumbrances, in each case, which do not interfere in any material respect with the Ordinary Course of Business of the Loan Parties; (j) Liens on cash collateral securing letters of credit that constitute Permitted Indebtedness; (k) Liens listed on Schedule 7.2 hereto; provided that such Liens shall secure only those obligations which they secure on the Closing Date (and extensions, renewals and refinancing of such obligations permitted by Section 7.8 hereof) and shall not subsequently apply to any other property or assets of any Loan Party other than the property and assets to which they apply as of the Closing Date; (l) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the Ordinary Course of Business of AmeriGas and its Restricted Subsidiaries; (m) Liens on tangible property or tangible assets (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of AmeriGas or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by AmeriGas or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens (1) are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (2) are applicable only to specific tangible property or tangible assets, and (3) do not attach to any other property or assets of AmeriGas or any of its Subsidiaries, and (B)(1) the Indebtedness secured by such Liens is permitted under Section 7.8 (except to the extent such Indebtedness is only permitted on an unsecured basis); (n)(i) Liens of a collecting bank arising in the Ordinary Course of Business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of any Borrower or any Subsidiary thereof; (o)(i) contractual or statutory Liens of landlords to the extent relating to any lease agreements with such landlord to the extent the obligations owing to such landlord are not overdue for a period of more than 30 days or which are being Properly Contested, and (ii) contractual Liens of suppliers (including sellers of goods) or customers to the extent limited to the property or assets relating to such contract; (p) any interest or title of a licensor, licensee, sublicensor, lessor, lessee, sublessor, or sublessee with respect to any assets under any license or lease agreement entered into in the Ordinary Course of Business; provided that the same do not interfere in any material respect with the business of AmeriGas or its Restricted Subsidiaries or materially detract from the value of the relevant assets of AmeriGas or its Restricted Subsidiaries; (q) deposits made to secure liability to insurance carriers under insurance or self-insurance arrangements; and (r) Liens on cash and Cash Equivalents securing obligations in respect of Swap Agreements. “Permitted Loans” shall mean: (a) the extension of trade credit by a Loan Party to its Customers in the Ordinary Course of Business in connection with a sale of Inventory or rendition of services, in each case on open account terms; (b) loans to employees in the Ordinary Course of Business not to exceed as to all such loans the aggregate amount of $1,000,000 at any time outstanding; and (c) unsecured intercompany Indebtedness (i) owed by any Loan Party to any other Loan Party and (ii) owed by any Loan Party to any Subsidiary of AmeriGas that is not a Loan Party; provided, that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Agent, so long as, in each case, at the request of Agent, each such intercompany loan is evidenced by a promissory note (including, if applicable, any master intercompany note executed by the Loan Parties) on terms and conditions (including terms subordinating payment of the Indebtedness evidenced by such note to the prior Payment in Full of all of the Obligations) acceptable to Agent in its Permitted Discretion that 40 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

has been delivered to Agent either endorsed in blank or together with an undated instrument of transfer executed in blank by the applicable Loan Parties that are the payees on such note. “Permitted Purchase Money Indebtedness” means, as of any date of determination, (a) Indebtedness (other than the Obligations but including Capitalized Lease Obligations), incurred at the time of, or within 90 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof so long as the aggregate amount of such Indebtedness of the Loan Parties at any one time outstanding does not exceed $50,000,000. “Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Body or other entity. “Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan and a Multiemployer Plan, as defined herein) maintained by any Loan Party or any member of the Controlled Group or to which any Loan Party or any member of the Controlled Group is required to contribute. “Pledge Agreement” shall mean any pledge agreements executed and delivered by any Person subsequent to the Closing Date to secure the Obligations. “PNC” shall have the meaning set forth in the preamble to this Agreement and shall extend to all of its successors and assigns. “Pro Forma Balance Sheet” shall have the meaning set forth in Section 5.5(a) hereof. “Pro Forma Financial Statements” shall have the meaning set forth in Section 5.5(b) hereof. “Processor Letter” shall mean a letter agreement, in form and substance reasonably satisfactory to Agent, from the Borrowers to any Credit Card Issuer or Credit Card Processor informing such Credit Card Issuer and/or Credit Card Processor of Agent’s first priority security interest in the monies due and to become due to the Borrowers (including, without limitation, credits and reserves) under the applicable Credit Card Agreement among the Borrowers and such Credit Card Issuer or Credit Card Processor and instructing such Credit Card Issuer or Credit Card Processor to transfer all such amounts in accordance with Section 4.8, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (which letter agreement shall, upon request of Agent, be acknowledged in writing by the applicable Credit Card Issuer or Credit Card Processor). “Projections” shall have the meaning set forth in Section 5.5(b) hereof. “Properly Contested” shall mean, in the case of any Indebtedness, Lien or Taxes, as applicable, of any Person that are not paid as and when due or payable by reason of such Person’s bona fide dispute concerning its liability to pay the same or concerning the amount thereof: (a) such Indebtedness, Lien or Taxes, as applicable, are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Person has established appropriate reserves as shall be required in conformity with GAAP and (c) the non-payment of such Indebtedness or Taxes could not reasonably be expected to result in a Material Adverse Effect. 41 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Protective Advances” shall have the meaning set forth in Section 16.2(e) hereof. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchasing CLO” shall have the meaning set forth in Section 16.3(d) hereof. “Purchasing Lender” shall have the meaning set forth in Section 16.3(c) hereof. “Qualified Cash” shall mean, as of any date of determination, the amount of cash of the Loan Parties that (a) is on deposit in a bank account maintained at PNC or in a deposit account in the United States subject to a Control Agreement, in form and substance reasonably satisfactory to Agent, and (b) is not (i) subject to any Lien other than in favor of Agent, (ii) “restricted” for purposes of GAAP, or (iii) subject to any restriction from being applied to repay any Obligations. “Qualified ECP Loan Party” shall mean each Loan Party that on the Eligibility Date is (a) a corporation, partnership, proprietorship, organization, trust, or other entity other than a “commodity pool” as defined in Section 1a(10) of the CEA and CFTC regulations thereunder that has total assets exceeding $10,000,000 or (b) an Eligible Contract Participant that can cause another person to qualify as an Eligible Contract Participant on the Eligibility Date under Section 1a(18)(A)(v)(II) of the CEA by entering into or otherwise providing a “letter of credit or keepwell, support, or other agreement” for purposes of Section 1a(18)(A)(v)(II) of the CEA. “Quarterly Average Undrawn Availability” shall mean, for any fiscal quarter, the quotient obtained by dividing (a) the sum of Undrawn Availability for each day during such fiscal quarter by (b) the number of days in such fiscal quarter. “RCRA” shall mean the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., as same may be amended, modified or supplemented from time to time. “Real Property” shall mean all of the real property owned, leased or operated by any Loan Party on or after the Closing Date, together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof. “Receivables” shall mean and include, as to each Loan Party, all of such Loan Party’s accounts (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s contract rights, instruments (including those evidencing indebtedness owed to such Loan Party by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, contract rights, instruments, documents and chattel paper, all drafts and acceptances, credit card receivables and all other forms of obligations owing to such Loan Party arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder. “Register” shall have the meaning set forth in Section 16.3(e) hereof. 42 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Reimbursement Obligation” shall have the meaning set forth in Section 2.14(b) hereof. “Release” shall have the meaning set forth in Section 5.7(c)(i) hereof. “Reportable Compliance Event” shall mean that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty by, or enters into a settlement with, a Governmental Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti- Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (b) any Covered Entity engages in a transaction that has caused or would cause any Person hereunder (including the Agent, the Issuer, the Lenders, and any underwriter, advisor, investor, or otherwise) to be in violation of any Anti-Corruption Law or International Trade Law, including a Covered Entity’s use of any proceeds of the Advances hereunder to directly or indirectly fund any activities or business of, with, or for the benefit of any Person that is a Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (c) any pledged Collateral qualifies as Blocked Property; or (d) any Covered Entity otherwise violates, or reasonably believes that it will violate, any of the Anti-Corruption Law-specific or International Trade Law-specific representations and covenants herein. “Reportable ERISA Event” shall mean a reportable event described in Section 4043 of ERISA or the regulations promulgated thereunder, other than an event for which the 30-day notice period is waived. “Required Lenders” shall mean Lenders (not including Swing Loan Lender (in its capacity as such) or any Defaulting Lender) holding at least sixty six and two thirds of one percent (66 2/3%) of either (a) the aggregate of the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender) or (b) after the termination of all of the Commitments, the sum of (x) the outstanding Revolving Advances and Swing Loans plus (y) the Maximum Undrawn Amount of all outstanding Letters of Credit; provided, however, if there are fewer than three (3) unaffiliated Lenders, Required Lenders shall mean all Lenders (excluding any Defaulting Lender). “Reserves” shall mean reserves against the Maximum Revolving Advance Amount or the Formula Amount as Agent may reasonably deem proper and necessary from time to time in its Permitted Discretion. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Revolving Advances” shall mean Advances other than Letters of Credit and the Swing Loans. “Revolving Commitment” shall mean, as to any Lender, the obligation of such Lender (if applicable), to make Revolving Advances and participate in Swing Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the Revolving Commitment Amount (if any) of such Lender. 43 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Revolving Commitment Amount” shall mean as to any Lender, the Revolving Commitment amount (if any) set forth opposite such Lender’s name on Schedule 1.1 hereto (or, in the case of any Lender that became party to this Agreement after the Closing Date (x) pursuant to Section 16.3(c) or (d) hereof, the Revolving Commitment Amount (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement or (y) pursuant to a joinder and assumption agreement executed and delivered by such Lender under Section 2.24(a)(x) hereof, the amount set forth in such joinder, in each case as the same may be adjusted upon any increase pursuant to Section 2.24 hereof, or any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof. “Revolving Commitment Percentage” shall mean, as to any Lender, the Revolving Commitment Percentage (if any) set forth opposite such Lender’s name on Schedule 1.1 hereto (or, in the case of any Lender that became party to this Agreement after the Closing Date (x) pursuant to Section 16.3(c) or (d) hereof, the Revolving Commitment Percentage (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement or (y) pursuant to a joinder and assumption agreement executed and delivered by such Lender under Section 2.24(a)(x) hereof, the Revolving Commitment Percentage set forth in such joinder, in each case as the same may be adjusted upon any increase in the Maximum Revolving Advance Amount pursuant to Section 2.24 hereof, or any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof. “Revolving Credit Note” shall mean, collectively, the promissory notes referred to in Section 2.1(a) hereof. “Revolving Interest Rate” shall mean (a) with respect to Revolving Advances that are Domestic Rate Loans and Swing Loans, an interest rate per annum equal to the sum of the Applicable Margin for Revolving Advances and Swing Loans plus the Alternate Base Rate and (b) with respect to Revolving Advances that are Term SOFR Rate Loans, an interest rate per annum equal to the sum of the Applicable Margin for Revolving Advances, plus the SOFR Adjustment, plus the Term SOFR Rate. “Revolving Lender” shall mean each Lender holding a Revolving Commitment. “Sale Leaseback Transaction” shall mean, with respect to a Person, any arrangement, directly or indirectly, with any Person whereby it shall Dispose of any Property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which it intends to use for substantially the same purpose or purposes as the Property being sold or transferred. “Sanctioned Jurisdiction” shall mean, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions. “Sanctioned Person” shall mean any Person that is (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of or at the direction of, one or more Persons described in the foregoing clauses (a) or (b). “SEC” shall mean the Securities and Exchange Commission or any successor thereto. 44 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Second Amendment Effective Date” shall mean February 14, 2025. “Secured Parties” shall mean, collectively, Agent, Issuers, Swing Loan Lender and Lenders, any Affiliates of Agent or any Lender to whom any Swap Obligations or Cash Management Obligations are owed, each other holder of any of the Obligations, and the respective successors and assigns of the foregoing. “Securities Act” shall mean the Securities Act of 1933, as amended. “Senior Notes” shall mean the 2025 Senior Notes and MLP’s 5.875% Senior Notes due 2026, 5.500% Senior Notes due 2025, 5.750% Senior Notes due 2027 and 9.375% Senior Notes due 2028. “Settlement” shall have the meaning set forth in Section 2.6(d) hereof. “Settlement Date” shall have the meaning set forth in Section 2.6(d) hereof. “SOFR” shall mean, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” shall mean ten basis points (0.10%). “SOFR Floor” shall mean a rate of interest per annum equal to zero. “SOFR Reserve Percentage” shall mean, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System of the United States (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “Specified Event of Default” shall mean, the occurrence of any of the following: (a) an Event of Default pursuant to Section 10.1 or 10.7 hereof, (b) an Event of Default pursuant to Section 10.5(a) due to Borrower’s failure to comply with any covenant set forth in Section 6.5 hereof, or (c) an Event of Default pursuant to Section 10.3 due to Borrowers’ failure to deliver the financial statements and Compliance Certificate pursuant to Section 9.8 hereof and such failure to deliver the financial statements required to be delivered pursuant to Section 9.8 for fifteen (15) days. “Subordinated Indebtedness” shall mean Indebtedness of any Loan Party having maturities and terms that are subordinated to the payment of the Obligations in a manner and on terms, all approved in writing, satisfactory to the Agent in an aggregate principal outstanding amount not to exceed $50,000,000. “Subordination Agreements” shall mean (as the same may be amended, modified, supplemented, renewed, restated or replaced from time to time) any subordination agreement by and among Agent, any Loan Party and any holder of Subordinated Indebtedness. “Subsidiary” of any Person shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the 45 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person. “Subsidiary Stock” shall mean any Equity Interests of a Subsidiary issued to a Loan Party by any Subsidiary (other than a Foreign Subsidiary). “Supermajority Lenders” shall mean Lenders (not including Swing Loan Lender (in its capacity as such) or any Defaulting Lender) holding at least seventy five percent (75%) of either (a) the aggregate of the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender) or (b) after the termination of all of the Commitments, the sum of (x) the outstanding Revolving Advances and Swing Loans plus (y) the Maximum Undrawn Amount of all outstanding Letters of Credit; provided, however, if there are three (3) or fewer unaffiliated Lenders, Supermajority Lenders shall mean all Lenders (excluding any Defaulting Lender). “Swap” shall mean any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder other than (a) a swap entered into, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a). “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of AmeriGas or the Subsidiaries shall be a Swap Agreement. “Swap Obligation” shall mean any obligation to pay or perform under any Lender Provided Swap Agreement. “Swing Loan Lender” shall mean PNC, in its capacity as lender of the Swing Loans. “Swing Loan Note” shall mean the promissory note described in Section 2.4(a) hereof. “Swing Loans” shall mean the Advances made pursuant to Section 2.4 hereof. “Tax Distribution” shall mean the additional federal, state or local income Taxes assumed to be payable by a shareholder or member of any Loan Party as a result of the taxable income of such Loan Party that gets allocated to such shareholder or member due to such Loan Party’s status for federal, state or local income Tax purposes as a partnership, subchapter S corporation or any other entity that is a pass-through entity or disregarded entity for federal, state and local income Tax purposes (as applicable) but only for so long as such Loan Party continues to be so treated as a pass-through entity or disregarded entity for federal, state and local income tax purposes, as evidenced and substantiated by the tax returns filed by such Loan Party (as applicable), with such income Taxes assumed to be payable by a shareholder or member of any Loan Party being calculated for all members or shareholders, as applicable, at the highest combined marginal federal, state and local income Tax rate applicable to the taxable income of any Loan Party that is allocated to the member or shareholder of the Loan Party, taking into consideration 46 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(A) the character and nature of such income (i.e., whether such income is subject to income Tax at capital gains rates, ordinary income rates or any special rates), (B) losses previously allocated to each such member or shareholder, as applicable, by such Loan Party to the extent such losses have not previously been applied to reduce the Tax Distribution hereunder, provided that capital losses and capital loss carry forwards shall be taken into account only to the extent they are currently usable to offset income or gain allocated by such Loan Party to a member or shareholder, as applicable; and provided, further, that to the extent that any losses allocated by such Loan Party result in a payback by a member to such Loan Party of previous Tax Distributions pursuant to Section 7.7 hereof, then such losses shall not be taken into account for purposes of determining the Tax Distribution hereunder, and (C) the deduction under Section 199A of the Internal Revenue Code in respect of the taxable income of the Loan Parties. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto. “Term” shall mean the period commencing on the Closing Date and ending on August 2, 2029. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion). “Term SOFR Rate” shall mean, with respect to any Term SOFR Rate Loan for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, at the Agent’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Interest Period on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to AmeriGas on and as of (i) the first day of each Interest Period, and (ii) the effective date of any change in the SOFR Reserve Percentage. “Term SOFR Rate Loan” shall mean an Advance that bears interest based on Term SOFR Rate. “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Termination Event” shall mean: (a) a Reportable ERISA Event with respect to any Plan; (b) the withdrawal of any Loan Party or any member of the Controlled Group from a Plan during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (d) 47 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

the commencement of proceedings by the PBGC to terminate a Plan; (e) any event or condition (i) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (ii) that may result in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; (f) the partial or complete withdrawal, within the meaning of Section 4203 or 4205 of ERISA, of any Loan Party or any member of the Controlled Group from a Multiemployer Plan; (g) notice that a Multiemployer Plan is subject to Section 4245 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any member of the Controlled Group. “Toxic Substance” shall mean and include any material present on any Real Property owned or leased by any Loan Party (including the Leasehold Interests) which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. “Toxic Substance” includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints. “Transactions” shall mean the transactions under or contemplated by this Agreement and the Other Documents. “Transferee” shall have the meaning set forth in Section 16.3(d) hereof. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Ultimate Parent” shall mean UGI Corporation, a Pennsylvania corporation. “Undrawn Availability” on any date shall mean an amount equal to (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount minus the Maximum Undrawn Amount of all outstanding Letters of Credit, minus (b) the outstanding amount of Advances, minus (c) fees and expenses owing to the Agent or any Lender for which Borrowers are liable but which have not been paid or charged to Borrowers’ Account. Solely with respect to Sections 2.24(e), 8.1(g) and the definition of “Payment Conditions”, the calculation of Undrawn Availability shall also deduct all amounts due and owing to any Borrower’s trade creditors which are outstanding sixty (60) days or more past their due date. “Unfunded Capital Expenditures” shall mean, as to any Loan Party, without duplication, Capital Expenditures funded (a) from such Loan Party’s internally generated cash flow or (b) with the proceeds of a Revolving Advance or Swing Loan. 48 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. “Unused Line Fee” shall have the meaning set forth in Section 3.3(b) hereof. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, amended, modified, supplemented, renewed, extended or replaced. “U.S. Borrower” shall mean any Borrower that is a U.S. Person. “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “Usage Amount” shall have the meaning set forth in Section 3.3(b) hereof. “Withholding Agent” shall mean any Loan Party and Agent. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.3. Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein. Without limiting the foregoing, the terms “accounts”, “chattel paper” (and “electronic chattel paper” and “tangible chattel paper”), “commercial tort claims”, “deposit accounts”, “financial asset”, “fixtures”, “general intangibles”, “goods”, “instruments”, “letter-of-credit rights”, “payment intangibles”, “proceeds”, “promissory note” “securities”, “software” and “supporting obligations” as and when used in the description of Collateral shall have the meanings given to such terms in Articles 8 or 9 of the Uniform Commercial Code. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision. 1.4. Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection, clause or paragraph. All references herein to Articles, Sections, Exhibits and Schedules shall 49 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, except where the context clearly requires otherwise. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Agent is a party, including references to any of the Other Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in New York, New York. Unless otherwise provided, all financial calculations shall be performed with Inventory valued on a first-in, first-out basis. Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation”. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Required Lenders. Any Lien referred to in this Agreement or any of the Other Documents as having been created in favor of Agent, any agreement entered into by Agent pursuant to this Agreement or any of the Other Documents, any payment made by or to or funds received by Agent pursuant to or as contemplated by this Agreement or any of the Other Documents, or any act taken or omitted to be taken by Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Agent and Lenders. Wherever the phrase “to the best of Borrowers’ knowledge” or “to the best of the Loan Parties’ knowledge” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or Other Documents, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if he/she had engaged in a good faith and diligent performance of his/her duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. 50 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

1.5. SOFR Notification. Section 3.8.2. hereof provides a mechanism for determining an alternate rate of interest in the event that the Term SOFR Reference Rate or SOFR is no longer available or in certain other circumstances. The Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Term SOFR Reference Rate or SOFR or with respect to any alternative or successor rate thereto, or replacement rate therefor. 1.6. Conforming Changes Relating to Term SOFR Rate. With respect to the Term SOFR Rate, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any Other Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document; provided that, with respect to any such amendment effected, the Agent shall provide notice to the Borrowers and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. II. ADVANCES, PAYMENTS. 2.1. Revolving Advances. (a) Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement, each Revolving Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender’s Revolving Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount, less the outstanding amount of all Swing Loans, less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, less Reserves established hereunder or (y) an amount equal to the result of the following (hereinafter, the “Formula Amount”): (i) the lesser of (A) 100% of Qualified Cash, and (B) $75,000,000, plus (ii) the sum of 85% of Eligible Receivables plus 85% of Eligible Credit Card Receivables, plus (iii) the lesser of (A) 65% of Eligible Consumer Receivables and (B) $45,000,000, plus (iv) 80% of the value of the Eligible Inventory, minus (v) the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus (vi) Reserves established hereunder. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Note”) as requested by each Lender, substantially in the form attached hereto as Exhibit 2.1(a) hereto. (b) Discretionary Rights. Each Borrower agrees and acknowledges that imposing or increasing Reserves may limit or restrict Advances requested by Borrowing Agent. Prior to the 51 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

occurrence of an Event of Default or Default, Agent shall give Borrowing Agent five (5) days prior written notice of its intention to implement a Reserve; provided, however, no Loan Party shall have any right of action whatsoever against Agent for, and Agent shall not be liable for any damages resulting from, the failure of Agent to provide the prior notice contemplated in this sentence. The rights of Agent under this subsection are subject to the provisions of Section 16.2(b) hereof. (c) Deemed Borrowing Base. Notwithstanding anything to the contrary set forth in Section 2.1(a) above, during the period from the Closing Date until Agent’s receipt of a satisfactory Initial Field Exam (and written confirmation of receipt of a satisfactory Initial Field Exam by Agent which Agent shall promptly deliver following Agent’s satisfactory receipt and review of the Initial Field Exam; the date of such written confirmation, the “Field Examination Completion Date”), the amount set forth in Section 2.1(a)(y) above shall be deemed to be $200,000,000 (the “Deemed Borrowing Base”) for all purposes of this Agreement and the Other Documents; provided that if the Field Examination Completion Date does not occur on or before September 16, 2024 (or such later date agreed to by Agent in its Permitted Discretion) (the “Initial Field Exam Due Date”), the Formula Amount shall be deemed to be $0 and an immediate Event of Default shall be deemed to have occurred and be continuing if the Revolving Advances are not repaid within one (1) Business Day in accordance with Section 2.20(a). 2.2. Procedures for Requesting Revolving Advances; Procedures for Selection of Applicable Interest Rates for All Advances. (a) Borrowing Agent on behalf of any Borrower may notify Agent prior to 3:00 p.m. (New York City time) on a Business Day of a Borrower’s request to incur, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or Lenders, or with respect to any other Obligation under this Agreement, become due, the same shall be deemed a request for a Revolving Advance maintained as a Domestic Rate Loan as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation, and such request shall be irrevocable. (b) Notwithstanding the provisions of subsection (a) above, in the event any Borrower desires to obtain a Term SOFR Rate Loan for any Advance (other than a Swing Loan), Borrowing Agent shall give Agent written notice by no later than 3:00 p.m. (New York City time) on the day which is three (3) Business Days prior to the date such Term SOFR Rate Loan is to be borrowed, specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the type of borrowing and the amount of such Advance to be borrowed, which amount shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 thereafter, and (iii) the duration of the first Interest Period therefor. Interest Periods for Term SOFR Rate Loans shall be for one or three months; provided that, if an Interest Period would end on a day that is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the Interest Period shall end on the next preceding Business Day. Any Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Agent or at the direction of the Required Lenders, no Term SOFR Rate Loan shall be made available to any Borrower. After giving effect to each requested Term SOFR 52 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Rate Loan, including those which are converted from a Domestic Rate Loan under Section 2.2(e) below, there shall not be outstanding more than five (5) Term SOFR Rate Loans, in the aggregate at any time. (c) Each Interest Period of a Term SOFR Rate Loan shall commence on the date such Term SOFR Rate Loan is made and shall end on such date as Borrowing Agent may elect as set forth in subsection (b)(iii) above, provided that the exact length of each Interest Period shall be determined in accordance with the practice of the interbank market for offshore Dollar deposits and no Interest Period shall end after the last day of the Term. (d) Borrowing Agent shall elect the initial Interest Period applicable to a Term SOFR Rate Loan by its notice of borrowing given to Agent pursuant to Section 2.2(b) above or by its notice of conversion given to Agent pursuant to Section 2.2(e) below, as the case may be. Borrowing Agent shall elect the duration of each succeeding Interest Period by giving irrevocable written notice to Agent of such duration not later than 3:00 p.m. (New York City time) on the day which is three (3) Business Days prior to the last day of the then current Interest Period applicable to such Term SOFR Rate Loan. If Agent does not receive timely notice of the Interest Period elected by Borrowing Agent, Borrowing Agent shall be deemed to have elected to convert such Term SOFR Rate Loan to a Domestic Rate Loan as of the last day of the Interest Period applicable to such Term SOFR Rate Loan subject to Section 2.2(e) below. (e) Provided that no Default or Event of Default shall have occurred and be continuing, Borrowing Agent may, on the last Business Day of the then current Interest Period applicable to any outstanding Term SOFR Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such Term SOFR Rate Loan into a Domestic Rate Loan (or vice versa) in the same aggregate principal amount, provided that any conversion of a Term SOFR Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Term SOFR Rate Loan. If Borrowing Agent desires to convert a Term SOFR Rate Loan or a Domestic Rate Loan, Borrowing Agent shall give Agent written notice by no later than 3:00 p.m. (New York City time) (i) on the day which is three (3) Business Days prior to the date on which such conversion is to occur with respect to a conversion from a Domestic Rate Loan to a Term SOFR Rate Loan, or (ii) on the day which is one (1) Business Day prior to the date on which such conversion is to occur (which date shall be the last Business Day of the Interest Period for the applicable Term SOFR Rate Loan) with respect to a conversion from a Term SOFR Rate Loan to a Domestic Rate Loan, specifying, in each case, the date of such conversion, the Term SOFR Rate Loan(s) or Domestic Rate Loan(s) to be converted and if the conversion is to a Term SOFR Rate Loan, the duration of the first Interest Period therefor. (f) At its option and upon written notice to Agent given prior to 3:00 p.m. (New York City time) at least three (3) Business Days prior to the date of such prepayment, Borrowers may, subject to Section 2.2(g) below, prepay the Term SOFR Rate Loans in whole at any time or in part from time to time with accrued interest on the principal being prepaid to the date of such prepayment. Borrowing Agent shall specify the date of prepayment of Advances which are Term SOFR Rate Loans and the amount of such prepayment. In the event that any prepayment of a Term SOFR Rate Loan is required or permitted on a date other than the last Business Day of the then current Interest Period with respect thereto, Borrowers shall indemnify Agent and Lenders therefor in accordance with Section 2.2(g) below. 53 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(g) Each Loan Party shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and Lenders may sustain or incur as a consequence of any prepayment, conversion of or any default by any Borrower in the payment of the principal of or interest on any Term SOFR Rate Loan or failure by any Borrower to complete a borrowing of, a prepayment of or conversion of or to a Term SOFR Rate Loan after notice thereof has been given, including, but not limited to, any interest payable by Agent or Lenders to lenders of funds obtained by it in order to make or maintain its Term SOFR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrowing Agent shall be conclusive absent manifest error. (h) Notwithstanding any other provision hereof, if any Applicable Law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, including without limitation any Change in Law, shall make it unlawful for Lenders or any Lender (for purposes of this subsection (h), the term “Lender” shall include any Lender and the office or branch where any Lender or any Person controlling such Lender makes or maintains any Term SOFR Rate Loans) to make or maintain its Term SOFR Rate Loans, the obligation of Lenders (or such affected Lender) to make Term SOFR Rate Loans hereunder shall forthwith be cancelled and Borrowers shall, if any affected Term SOFR Rate Loans are then outstanding, promptly upon request from Agent, either pay all such affected Term SOFR Rate Loans or convert such affected Term SOFR Rate Loans into Domestic Rate Loans. If any such payment or conversion of any Term SOFR Rate Loan is made on a day that is not the last day of the Interest Period applicable to such Term SOFR Rate Loan, Borrowers shall pay Agent, upon Agent’s request, such amount or amounts set forth in clause (g) above. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or any Lender to Borrowing Agent shall be conclusive absent manifest error. (i) Anything to the contrary contained herein notwithstanding, neither Agent nor any Lender, nor any of their participants, is required to actually acquire Term SOFR deposits to fund or otherwise match fund any Obligation as to which interest accrues based on the Term SOFR Rate. The provisions set forth herein shall apply as if each Lender or its participants had match funded any Obligation as to which interest is accruing based on the Term SOFR Rate by acquiring SOFR deposits for each Interest Period in the amount of the Term SOFR Rate Loans. 2.3. Reserved. 2.4. Swing Loans. (a) Subject to the terms and conditions set forth in this Agreement, and in order to minimize the transfer of funds between Revolving Lenders and Agent for administrative convenience, Agent, Revolving Lenders and Swing Loan Lender agree that in order to facilitate the administration of this Agreement, Swing Loan Lender may, at its election and option made in its sole discretion cancelable at any time for any reason whatsoever, make swing loan advances (“Swing Loans”) available to Borrowers as provided for in this Section 2.4 at any time or from time to time after the Closing Date to, but not including, the last day of the Term, in an aggregate principal amount up to but not in excess of the Maximum Swing Loan Advance Amount, provided that the outstanding aggregate principal amount of Swing Loans and the Revolving Advances at any one time outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit less Reserves established hereunder or (ii) the Formula Amount. All Swing 54 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Loans shall be Domestic Rate Loans only. Borrowers may borrow (at the option and election of Swing Loan Lender), repay and re-borrow (at the option and election of Swing Loan Lender) Swing Loans and Swing Loan Lender may make Swing Loans as provided in this Section 2.4 during the period between Settlement Dates. All Swing Loans shall be evidenced by a secured promissory note (the “Swing Loan Note”) substantially in the form attached as Exhibit 2.4 hereto. Swing Loan Lender’s agreement to make Swing Loans under this Agreement is cancelable at any time for any reason whatsoever and the making of Swing Loans by Swing Loan Lender from time to time shall not create any duty or obligation, or establish any course of conduct, pursuant to which Swing Loan Lender shall thereafter be obligated to make Swing Loans in the future. (b) Upon either (i) any request by Borrowing Agent for a Revolving Advance made pursuant to Section 2.2(a) hereof or (ii) the occurrence of any deemed request by Borrowers for a Revolving Advance pursuant to the provisions of Section 2.2(a) hereof, Swing Loan Lender may elect, in its sole discretion, to have such request or deemed request treated as a request for a Swing Loan, and may advance same day funds to Borrowers as a Swing Loan; provided that notwithstanding anything to the contrary provided for herein, Swing Loan Lender may not make Swing Loans if Swing Loan Lender has been notified by Agent or by Required Lenders that one or more of the applicable conditions set forth in Section 8.2 hereof have not been satisfied or the Revolving Commitments have been terminated for any reason. (c) Upon the making of a Swing Loan (whether before or after the occurrence of a Default or an Event of Default and regardless of whether a Settlement has been requested with respect to such Swing Loan), each Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from Swing Loan Lender, without recourse or warranty, an undivided interest and participation in such Swing Loan in proportion to its Revolving Commitment Percentage. Swing Loan Lender or Agent may, at any time, require the Revolving Lenders to fund such participations by means of a Settlement as provided for in Section 2.6(d) hereof. From and after the date, if any, on which any Revolving Lender is required to fund, and funds, its participation in any Swing Loans purchased hereunder, Agent shall promptly distribute to such Revolving Lender its Revolving Commitment Percentage of all payments of principal and interest and all proceeds of Collateral received by Agent in respect of such Swing Loan; provided that no Revolving Lender shall be obligated in any event to make Revolving Advances in an amount in excess of its Revolving Commitment Amount minus its Participation Commitment (taking into account any reallocations under Section 2.22 hereof) of the Maximum Undrawn Amount of all outstanding Letters of Credit. 2.5. Disbursement of Advance Proceeds. All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of the Loan Parties to Agent or Lenders, shall be charged to Borrowers’ Account on Agent’s books. The proceeds of each Revolving Advance or Swing Loan requested by Borrowing Agent on behalf of any Borrower or deemed to have been requested by any Borrower under Section 2.2(a), 2.6(b) or 2.14 hereof shall, (i) with respect to requested Revolving Advances, to the extent Lenders make such Revolving Advances in accordance with Section 2.2(a), 2.6(b) or 2.14 hereof, and with respect to Swing Loans made upon any request or deemed request by Borrowing Agent for a Revolving Advance to the extent Swing Loan Lender makes such Swing Loan in accordance with Section 2.4(b) hereof, be made available to the applicable Borrower on the day so requested by way of credit to such Borrower’s operating account at PNC, or such other bank as Borrowing Agent may designate following notification to Agent, in immediately available federal funds or other immediately available funds or, (ii) with respect 55 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

to Revolving Advances deemed to have been requested by any Borrower or Swing Loans made upon any deemed request for a Revolving Advance by any Borrower, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request. Borrowers may use the Revolving Advances and Swing Loans by borrowing, prepaying and re-borrowing, all in accordance with the terms and conditions hereof. 2.6. Making and Settlement of Advances. (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Revolving Commitment Percentages of Revolving Lenders (subject to any contrary terms of Section 2.22 hereof). Each borrowing of Swing Loans shall be advanced by Swing Loan Lender alone. (b) Promptly after receipt by Agent of a request or a deemed request for a Revolving Advance pursuant to Section 2.2(a) hereof and, with respect to Revolving Advances, to the extent Agent elects not to provide a Swing Loan or the making of a Swing Loan would result in the aggregate amount of all outstanding Swing Loans exceeding the maximum amount permitted in Section 2.4(a) hereof, Agent shall notify the Revolving Lenders of its receipt of such request specifying the information provided by Borrowing Agent and the apportionment among Lenders of the requested Revolving Advance, as determined by Agent in accordance with the terms hereof. Each Lender shall remit the principal amount of each Revolving Advance to Agent such that Agent is able to, and Agent shall, to the extent the applicable Lenders have made funds available to it for such purpose and subject to Section 8.2 hereof, fund such Revolving Advance to Borrowers in U.S. Dollars and immediately available funds at the Payment Office prior to the close of business, on the applicable borrowing date; provided that if any applicable Lender fails to remit such funds to Agent in a timely manner, Agent may elect in its sole discretion to fund with its own funds the Revolving Advance of such Lender on such borrowing date, and such Lender shall be subject to the repayment obligation in Section 2.6(c) hereof. (c) Unless Agent shall have been notified by telephone, confirmed in writing, by any Revolving Lender that such Lender will not make the amount which would constitute its applicable Revolving Commitment Percentage of the requested Revolving Advance available to Agent, Agent may (but shall not be obligated to) assume that such Lender has made such amount available to Agent on such date in accordance with Section 2.6(b) hereof and may, in reliance upon such assumption, make available to Borrowers a corresponding amount. In such event, if a Lender has not in fact made its applicable Revolving Commitment Percentage of the requested Revolving Advance available to Agent, then the applicable Lender and Borrowers severally agree to pay to Agent on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrowers through but excluding the date of payment to Agent, at (i) in the case of a payment to be made by such Lender, the greater of (A) (x) the daily average Effective Federal Funds Rate (computed on the basis of a year of 360 days) during such period as quoted by Agent, times (y) such amount or (B) a rate determined by Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by Borrowers, the Revolving Interest Rate for Revolving Advances that are Domestic Rate Loans. If such Lender pays its share of the applicable Revolving Advance to Agent, then the amount so paid shall constitute such Lender’s Revolving Advance. Any payment by Borrowers shall be without prejudice to any claim Borrowers may have against a Revolving Lender that shall have failed to make such payment to Agent. A certificate of Agent submitted to any Lender or Borrowers with 56 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

respect to any amounts owing under this subsection (c) shall be conclusive, in the absence of manifest error. (d) Agent, on behalf of Swing Loan Lender, shall demand settlement (a “Settlement”) of all or any Swing Loans with Revolving Lenders on at least a weekly basis, or on any more frequent date that Agent elects or that Swing Loan Lender at its option exercisable for any reason whatsoever may request, by notifying Revolving Lenders of such requested Settlement by facsimile, telephonic or electronic transmission no later than 3:00 p.m. (New York City time) on the date of such requested Settlement (the “Settlement Date”). Subject to any contrary provisions of Section 2.22 hereof, each Revolving Lender shall transfer the amount of such Revolving Lender’s Revolving Commitment Percentage of the outstanding principal amount (plus interest accrued thereon to the extent requested by Agent) of the applicable Swing Loan with respect to which Settlement is requested by Agent, to such account of Agent as Agent may designate not later than 5:00 p.m. (New York City time) on such Settlement Date if requested by Agent by 3:00 p.m. (New York City time), otherwise not later than 5:00 p.m. (New York City time) on the next Business Day. Settlements may occur at any time notwithstanding that the conditions precedent to making Revolving Advances set forth in Section 8.2 hereof have not been satisfied or the Revolving Commitments shall have otherwise been terminated at such time. All amounts so transferred to Agent shall be applied against the amount of outstanding Swing Loans and, when so applied shall constitute Revolving Advances of such Revolving Lenders accruing interest as Domestic Rate Loans. If any such amount is not transferred to Agent by any Revolving Lender on such Settlement Date, Agent shall be entitled to recover such amount on demand from such Revolving Lender together with interest thereon as specified in Section 2.6(c) hereof. (e) If any Lender or Participant (a “Benefited Lender”) shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Collateral received by any other Lender, if any, in respect of such other Lender’s Advances, or interest thereon, and such greater proportionate payment or receipt of Collateral is not expressly permitted hereunder, such Benefited Lender shall purchase for cash from the other Lenders a participation in such portion of each such other Lender’s Advances, or shall provide such other Lender with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such Collateral or proceeds ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that each Lender so purchasing a portion of another Lender’s Advances may exercise all rights of payment (including rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender’s Advances shall be part of the Obligations secured by the Collateral, and the obligations owing to each such purchasing Lender in respect of such participation and such purchased portion of any other Lender’s Advances shall be part of the Obligations secured by the Collateral. 2.7. Maximum Advances. Notwithstanding anything to the contrary set forth in Section 2.1(a) hereof or otherwise in this Agreement, the aggregate principal amount of Revolving Advances and Swing Loans outstanding at any time shall not exceed the lesser of (a) the Maximum 57 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Revolving Advance Amount less the aggregate Maximum Undrawn Amount of all issued and outstanding Letters of Credit less Reserves established hereunder or (b) the Formula Amount. 2.8. Manner and Repayment of Advances. (a) The Revolving Advances and Swing Loans shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. Notwithstanding the foregoing, all Advances shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement. Each payment (including each prepayment) by any Borrower on account of the principal of and interest on the Advances shall be applied, first, to the outstanding Swing Loans and next, pro rata according to the applicable Revolving Commitment Percentages of Lenders, to the outstanding Revolving Advances (subject to any contrary provisions of Section 2.22 hereof). (b) Each Borrower recognizes that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral may not be collectible by Agent on the date received by Agent. Agent shall conditionally credit Borrowers’ Account for each item of payment on the next Business Day after the Business Day on which such item of payment is received by Agent (and the Business Day on which each such item of payment is so credited shall be referred to, with respect to such item, as the “Application Date”). Agent is not, however, required to credit Borrowers’ Account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge Borrowers’ Account for the amount of any item of payment which is returned, for any reason whatsoever, to Agent unpaid. Subject to the foregoing, Borrowers agree that for purposes of computing the interest charges under this Agreement, each item of payment received by Agent shall be deemed applied by Agent on account of the Obligations on its respective Application Date. All proceeds received by Agent shall be applied to the Obligations in accordance with Section 4.8(h) hereof. (c) All payments of principal, interest and other amounts payable hereunder, or under any of the Other Documents shall be made to Agent at the Payment Office not later than 1:00 p.m. (New York City time) on the due date therefor in Dollars in federal funds or other funds immediately available to Agent. Agent shall have the right to effectuate payment of any and all Obligations due and owing hereunder by charging Borrowers’ Account or by making Advances as provided in Section 2.2 hereof. (d) Except as expressly provided herein, all payments (including prepayments) to be made by any Borrower on account of principal, interest, fees and other amounts payable hereunder shall be made without deduction, setoff or counterclaim and shall be made to Agent on behalf of Lenders to the Payment Office, in each case on or prior to 1:00 p.m. (New York City time), in Dollars and in immediately available funds. 2.9. Reserved. 2.10. Statement of Account. Agent shall maintain, in accordance with its customary procedures, a loan account (“Borrowers’ Account”) in the name of Borrowers in which shall be recorded the date and amount of each Advance made by Agent or Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing 58 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Agent, Lenders and Borrowers during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of Borrowers’ specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent. The records of Agent with respect to Borrowers’ Account shall be conclusive evidence absent manifest error of the amounts of Advances and other charges thereto and of payments applicable thereto. 2.11. Letters of Credit. (a) Subject to the terms and conditions hereof, the applicable Issuer shall issue or cause the issuance of standby and/or trade letters of credit denominated in Dollars (“Letters of Credit”) for the account of any Borrower except to the extent that the issuance thereof would then cause the sum of (i) the outstanding Revolving Advances plus (ii) the outstanding Swing Loans, plus (iii) the Maximum Undrawn Amount of all outstanding Letters of Credit, plus (iv) the Maximum Undrawn Amount of the Letter of Credit to be issued to exceed the lesser of (x) the Maximum Revolving Advance Amount less Reserves established hereunder, or (y) the Formula Amount (calculated without giving effect to the deductions provided for in Section 2.1(a) hereof). The Maximum Undrawn Amount of all outstanding Letters of Credit shall not exceed in the aggregate at any time the Letter of Credit Sublimit. All disbursements or payments related to Letters of Credit shall be deemed to be Domestic Rate Loans consisting of Revolving Advances and shall bear interest at the Revolving Interest Rate for Domestic Rate Loans. Letters of Credit that have not been drawn upon shall not bear interest (but fees shall accrue in respect of outstanding Letters of Credit as provided in Section 3.2 hereof). (b) Notwithstanding any provision of this Agreement, no Issuer shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Body or arbitrator shall by its terms purport to enjoin or restrain such Issuer from issuing any Letter of Credit, or any Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Body with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date, and which such Issuer in good faith deems material to it, or (ii) the issuance of the Letter of Credit would violate one or more policies of such Issuer applicable to letters of credit generally. 2.12. Issuance of Letters of Credit. (a) Borrowing Agent, on behalf of any Borrower, may request any Issuer to issue or cause the issuance of a Letter of Credit by delivering to such Issuer, with a copy to Agent at the Payment Office, prior to 1:00 p.m. (New York City time), at least five (5) Business Days prior to the proposed date of issuance, such Issuer’s form of Letter of Credit Application (the “Letter of Credit Application”) completed to the satisfaction of Agent and such Issuer; and, such other certificates, documents and other papers and information as Agent or such Issuer may reasonably request. No Issuer shall issue any requested Letter of Credit if such Issuer has received notice from Agent or any Lender that one or more 59 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

of the applicable conditions set forth in Section 8.2 hereof have not been satisfied or the Revolving Commitments have been terminated for any reason. (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts, other written demands for payment, or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance and in no event later than the last day of the Term, unless Agent, Issuer and Borrowing Agent agree for such Letter of Credit to be cash collateralized immediately upon the expiration of the Term, pursuant to Section 3.2(b) hereof. Each standby Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce at the time a Letter of Credit is issued (the “UCP”) or the International Standby Practices (International Chamber of Commerce Publication Number 590), or any subsequent revision thereof at the time a standby Letter of Credit is issued, as determined by the applicable Issuer, and each trade Letter of Credit shall be subject to the UCP. In addition, no trade Letter of Credit may permit the presentation of an ocean bill of lading that includes a condition that the original bill of lading is not required to claim the goods shipped thereunder. (c) Agent shall use its reasonable efforts to notify Lenders of the request by Borrowing Agent for a Letter of Credit hereunder. 2.13. Requirements For Issuance of Letters of Credit. (a) Borrowing Agent shall authorize and direct the applicable Issuer to name the applicable Borrower as the “Applicant” or “Account Party” of each Letter of Credit. If Agent is not the Issuer of any Letter of Credit, Borrowing Agent shall authorize and direct the applicable Issuer to deliver to Agent all agreements, documents or instruments and property received by such Issuer pursuant to such Letter of Credit and to accept and rely upon Agent’s instructions and agreements with respect to all matters arising in connection with such Letter of Credit, and the application therefor. (b) In connection with all trade Letters of Credit issued or caused to be issued by any Issuer under this Agreement, each Borrower hereby appoints each Issuer, or its designee, as its attorney, with full power and authority if an Event of Default shall have occurred and be continuing: (i) to sign and/or endorse such Borrower’s name upon any warehouse or other receipts, and acceptances; (ii) to sign such Borrower’s name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department (“Customs”) in the name of such Borrower or such Issuer or such Issuer’s designee, and to sign and deliver to Customs officials powers of attorney in the name of such Borrower for such purpose; and (iv) to complete in such Borrower’s name or in the name of such Issuer or its designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Agent, nor any Issuer nor their attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Agent’s, any Issuer’s or their respective attorneys’ willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding. 2.14. Disbursements, Reimbursement. 60 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(a) Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuer a participation in each Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Revolving Commitment Percentage of the Maximum Undrawn Amount of such Letter of Credit (as in effect from time to time) and the amount of such drawing, respectively. (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuer will promptly notify Agent and Borrowing Agent. Regardless of whether Borrowing Agent shall have received such notice, Borrowers shall reimburse such Issuer in an amount equal to the amount so paid by such Issuer (such obligation to reimburse such Issuer shall sometimes be referred to as a “Reimbursement Obligation”) prior to 12:00 p.m. (New York City time) on each date that an amount is paid by such Issuer under such Letter of Credit (each such date, a “Drawing Date”). In the event Borrowers fail to reimburse such Issuer for the full amount of any drawing under any Letter of Credit by 12:00 p.m. (New York City time) on the Drawing Date, such Issuer will promptly notify Agent and each Revolving Lender thereof, and Borrowers shall be automatically deemed to have requested that a Revolving Advance maintained as a Domestic Rate Loan be made by Lenders to be disbursed on the Drawing Date under such Letter of Credit, and Revolving Lenders shall be unconditionally obligated to fund such Revolving Advance (all whether or not the conditions specified in Section 8.2 hereof are then satisfied or the Revolving Commitments have been terminated for any reason) as provided for in Section 2.14(c) below. Any notice given by any Issuer pursuant to this Section 2.14(b) may be oral if promptly confirmed in writing; provided that the lack of such a confirmation shall not affect the conclusiveness or binding effect of such notice. (c) Each Revolving Lender shall upon any notice pursuant to Section 2.14(b) above make available to the applicable Issuer through Agent at the Payment Office an amount in immediately available funds equal to its Revolving Commitment Percentage (subject to any contrary provisions of Section 2.22 hereof) of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.14(d) hereof) each be deemed to have made a Revolving Advance maintained as a Domestic Rate Loan to Borrowers in that amount. If any Revolving Lender so notified fails to make available to Agent, for the benefit of the applicable Issuer, the amount of such Lender’s Revolving Commitment Percentage of such amount by 2:00 p.m. (New York City time) on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Effective Federal Funds Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Advances maintained as a Domestic Rate Loan on and after the fourth day following the Drawing Date. Agent and the applicable Issuer will promptly give notice of the occurrence of the Drawing Date, but failure of Agent or such Issuer to give any such notice on the Drawing Date or in sufficient time to enable any Revolving Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 2.14(c), provided that such Lender shall not be obligated to pay interest as provided in this Section 2.14(c) until and commencing from the date of receipt of notice from Agent or such Issuer of a drawing. (d) With respect to any unreimbursed drawing that is not converted into a Revolving Advance maintained as a Domestic Rate Loan to Borrowers in whole or in part as contemplated by Section 2.14(b) hereof, because of Borrowers’ failure to satisfy the conditions set forth in Section 8.2 hereof (other than any notice requirements) or for any other reason, Borrowers shall be deemed to have incurred from Agent a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. 61 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to a Revolving Advance maintained as a Domestic Rate Loan. Each applicable Lender’s payment to Agent pursuant to Section 2.14(c) hereof shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a “Participation Advance” from such Lender in satisfaction of its Participation Commitment in respect of the applicable Letter of Credit under this Section 2.14. (e) Each Lender’s Participation Commitment in respect of the Letters of Credit shall continue until the last to occur of any of the following events: (x) Issuers cease to be obligated to issue or cause to be issued Letters of Credit hereunder; (y) no Letter of Credit issued or created hereunder remains outstanding and uncanceled; and (z) all Persons (other than Borrowers) have been fully reimbursed for all payments made under or relating to Letters of Credit. 2.15. Repayment of Participation Advances. (a) Upon (and only upon) receipt by Agent for the account of Issuer of immediately available funds from Borrowers (i) in reimbursement of any payment made by Issuer or Agent under the Letter of Credit with respect to which any Lender has made a Participation Advance to Agent, or (ii) in payment of interest on such a payment made by Issuer or Agent under such a Letter of Credit, Agent will pay to each Revolving Lender, in the same funds as those received by Agent, the amount of such Revolving Lender’s Revolving Commitment Percentage of such funds, except Agent shall retain the amount of the Revolving Commitment Percentage of such funds of any Revolving Lender that did not make a Participation Advance in respect of such payment by Agent (and, to the extent that any of the other Revolving Lenders have funded any portion such Defaulting Lender’s Participation Advance in accordance with the provisions of Section 2.22 hereof, Agent will pay over to such Non-Defaulting Lenders a pro rata portion of the funds so withheld from such Defaulting Lender). (b) If Issuer or Agent is required at any time to return to any Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by Borrowers to Issuer or Agent pursuant to Section 2.15(a) hereof in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each applicable Lender shall, on demand of Agent, forthwith return to Issuer or Agent the amount of its Revolving Commitment Percentage of any amounts so returned by Issuer or Agent plus interest at the Effective Federal Funds Rate. 2.16. Documentation. Each Borrower agrees to be bound by the terms of the Letter of Credit Application and by Issuer’s interpretations of any Letter of Credit issued on behalf of such Borrower and by Issuer’s written regulations and customary practices relating to letters of credit, though Issuer’s interpretations may be different from such Borrower’s own. In the event of a conflict between the Letter of Credit Application and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order), Issuer shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following Borrowing Agent’s or any Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. 62 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

2.17. Determination to Honor Drawing Request. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, Issuer shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit and that any other drawing condition appearing on the face of such Letter of Credit has been satisfied in the manner so set forth. 2.18. Nature of Participation and Reimbursement Obligations. The obligation of each Revolving Lender in accordance with this Agreement to make the Revolving Advances or Participation Advances as a result of a drawing under a Letter of Credit, and the obligations of Borrowers to reimburse Issuer upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.18 under all circumstances, including the following circumstances: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any Borrower, as the case may be, may have against Issuer, Agent, any Borrower or such Lender, as the case may be, or any other Person for any reason whatsoever; (ii) the failure of any Borrower or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in this Agreement for the making of a Revolving Advance, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of Lenders to make Participation Advances under Section 2.14 hereof; (iii) any lack of validity or enforceability of any Letter of Credit; (iv) any claim of breach of warranty that might be made by any Borrower, Agent, Issuer or any Lender against the beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, cross-claim, defense or other right which any Borrower, Agent, Issuer or any Lender may have at any time against a beneficiary, any successor beneficiary or any transferee of any Letter of Credit or assignee of the proceeds thereof (or any Persons for whom any such transferee or assignee may be acting), Issuer, Agent or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or any Subsidiaries of such Borrower and the beneficiary for which any Letter of Credit was procured); (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if Issuer or any of Issuer’s Affiliates has been notified thereof; (vi) payment by Issuer under any Letter of Credit against presentation of a demand, draft or certificate or other document which is forged or does not fully comply with the terms of such Letter of Credit (provided that the foregoing shall not excuse Issuer from any obligation under the terms of any applicable Letter of Credit to require the presentation of documents that on their face appear 63 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

to satisfy any applicable requirements for drawing under such Letter of Credit prior to honoring or paying any such draw); (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (viii) any failure by Issuer or any of Issuer’s Affiliates to issue any Letter of Credit in the form requested by Borrowing Agent, unless Agent and Issuer have each received written notice from Borrowing Agent of such failure within three (3) Business Days after Issuer shall have provided Agent and Borrowing Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (ix) the occurrence of any Material Adverse Effect; (x) any breach of this Agreement or any Other Document by any party thereto; (xi) the occurrence or continuance of an insolvency proceeding with respect to any Loan Party; (xii) the fact that a Default or an Event of Default shall have occurred and be continuing; (xiii) the fact that the Term shall have expired or this Agreement or the Revolving Commitments have been terminated; and (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. 2.19. Liability for Acts and Omissions. (a) As between Borrowers, on the one hand, and Issuer, Swing Loan Lender, Agent and Lenders, on the other hand, each Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuer shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if Issuer or any of its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Borrower against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by 64 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

mail, facsimile or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuer, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Body, and none of the above shall affect or impair, or prevent the vesting of, any of Issuer’s rights or powers hereunder. Nothing in the preceding sentence shall relieve Issuer from liability for Issuer’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order) in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall Issuer or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. (b) Without limiting the generality of the foregoing, Issuer and each of its Affiliates: (i) may rely on any oral or other communication believed in good faith by Issuer or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of a Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by Issuer or its Affiliates; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on Issuer or its Affiliates in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a steamship agent or carrier or any document or instrument of like import (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. (c) In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by Issuer under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith and without gross negligence (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order), shall not put Issuer under any resulting liability to any Borrower, Agent or any Lender. 2.20. Mandatory and Voluntary Prepayments and Commitment Reduction. (a) If at any time the aggregate balance of outstanding Revolving Advances, Swing Loans, and/or Advances taken as a whole exceeds the maximum amount of such type of Advances and/or Advances taken as a whole (as applicable) permitted hereunder, such excess Advances shall be 65 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

immediately due and payable without the necessity of any demand, at the Payment Office, whether or not a Default or an Event of Default has occurred. (b) All proceeds received by Borrowers or Agent (i) under any insurance policy on account of damage or destruction of any assets or property of any Borrowers, or (ii) as a result of any taking or condemnation of any assets or property shall be applied in accordance with Section 6.6 hereof. (c) Borrowers may, at any time and from time to time, prepay the principal of any Revolving Advances, in whole or in part, without premium or penalty. (d) Borrowers shall have the right, upon not less than five (5) Business Days’ notice to Agent, to reduce in part the aggregate amount of the Revolving Commitments and Maximum Revolving Advance Amount; provided that (i) no such reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Advances and Swing Loans made on the effective date thereof (which shall be subject to the provisions of Section 2.2(g)), the aggregate balance of outstanding Revolving Advances, Swing Loans and/or Letters of Credit taken as a whole would exceed the aggregate Revolving Commitments, (ii) any such reduction shall be in an amount of not less than $5,000,000, and shall reduce permanently the Revolving Commitments and Maximum Revolving Advance Amount then in effect as to all Lenders holding a Revolving Commitment on a pro rata basis, and (iii) other than in connection with a termination in full of all Revolving Commitments and reduction of the Maximum Revolving Advance Amount to zero in accordance with Section 13.1 hereof, the Revolving Commitments and Maximum Revolving Advance Amount may not be reduced to an amount less than $200,000,000. 2.21. Use of Proceeds. (a) Borrowers shall apply the proceeds of the Advances to (i) repay the Indebtedness owing to Existing Agent and Existing Lenders under the Existing Loan Documents, (ii) pay fees and expenses relating to the Transactions, (iii) provide for general corporate purposes, and (iv) provide for their working capital needs, fund Capital Expenditures and reimburse drawings under Letters of Credit. (b) Without limiting the generality of Section 2.21(a) above, neither the Loan Parties nor any other Person which may in the future become party to this Agreement or the Other Documents as a Loan Party, intends to use nor shall they use any portion of the proceeds of the Advances, directly or indirectly, for any purpose in violation of Applicable Law. 2.22. Defaulting Lender. (a) Notwithstanding anything to the contrary set forth herein, in the event any Lender is a Defaulting Lender, all rights and obligations hereunder of such Defaulting Lender and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.22 so long as such Lender is a Defaulting Lender. (b) (i) Except as otherwise expressly provided for in this Section 2.22, Revolving Advances shall be made pro rata from Revolving Lenders which are not Defaulting Lenders based on their respective Revolving Commitment Percentages, and no Revolving Commitment Percentage of any Lender or any pro rata share of any Revolving Advances required to be advanced by any Lender shall be 66 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

increased as a result of any Lender being a Defaulting Lender. Amounts received in respect of principal of any type of Revolving Advances shall be applied to reduce such type of Revolving Advances of each Revolving Lender (other than any Defaulting Lender) in accordance with their Revolving Commitment Percentages; provided, that, Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for Defaulting Lender’s benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees). Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent. Agent may hold and, in its discretion, re-lend to a Borrower the amount of such payments received or retained by it for the account of such Defaulting Lender. (ii) Fees pursuant to Section 3.3(b) hereof shall cease to accrue in favor of such Defaulting Lender. (iii) If any Swing Loans are outstanding or any Letters of Credit (or drawings under any Letter of Credit for which Issuer has not been reimbursed) are outstanding or exist at the time any such Revolving Lender becomes a Defaulting Lender, then: (A) such Defaulting Lender’s Participation Commitment in the outstanding Swing Loans and of the Maximum Undrawn Amount of all outstanding Letters of Credit shall be reallocated among Revolving Lenders which are Non-Defaulting Lenders in proportion to the respective Revolving Commitment Percentages of such Non-Defaulting Lenders to the extent (but only to the extent) that (x) such reallocation does not cause the aggregate sum of outstanding Revolving Advances made by any such Revolving Lender that is a Non-Defaulting Lender plus such Revolving Lender’s reallocated Participation Commitment in the outstanding Swing Loans plus such Lender’s reallocated Participation Commitment in the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit to exceed the Revolving Commitment Amount of any such Non-Defaulting Lender, and (y) no Default or Event of Default has occurred and is continuing at such time; (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, Borrowers shall within one Business Day following notice by Agent (x) first, prepay any outstanding Swing Loans that cannot be reallocated, and (y) second, cash collateralize for the benefit of Issuer, Borrowers’ obligations corresponding to such Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with Section 3.2(b) hereof for so long as such Obligations are outstanding; (C) if Borrowers cash collateralize any portion of such Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit pursuant to clause (B) above, Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.2(a) hereof with respect to such Defaulting Lender’s Revolving Commitment Percentage of Maximum Undrawn Amount of all Letters of Credit during the period such Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit are cash collateralized; (D) if Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is reallocated pursuant to clause (A) above, then the 67 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

fees payable to Revolving Lenders pursuant to Section 3.2(a) hereof shall be adjusted and reallocated to Revolving Lenders which are Non-Defaulting Lenders in accordance with such reallocation; and (E) if all or any portion of such Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is neither reallocated nor cash collateralized pursuant to clauses (A) or (B) above, then, without prejudice to any rights or remedies of Issuer or any other Lender hereunder, all Letter of Credit Fees payable under Section 3.2(a) hereof with respect to such Defaulting Lender’s Revolving Commitment Percentage of the Maximum Undrawn Amount of all Letters of Credit shall be payable to the Issuer (and not to such Defaulting Lender) until (and then only to the extent that) such Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit is reallocated and/or cash collateralized; and (F) so long as any Revolving Lender is a Defaulting Lender, Swing Loan Lender shall not be required to fund any Swing Loans and Issuer shall not be required to issue, amend or increase any Letter of Credit, unless Swing Loan Lender or such Issuer, as applicable, is satisfied that the related exposure and Defaulting Lender’s Participation Commitment in the Maximum Undrawn Amount of all Letters of Credit and all Swing Loans (after giving effect to any such issuance, amendment, increase or funding) will be fully allocated to Revolving Lenders which are Non-Defaulting Lenders and/or cash collateral for such Letters of Credit will be provided by Borrowers in accordance with clause (A) and (B) above, and participating interests in any newly made Swing Loan or any newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.22(b)(iii)(A) above (and such Defaulting Lender shall not participate therein). (c) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents, and all amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of “Required Lenders”, a Defaulting Lender shall not be deemed to be a Lender, to have any outstanding Advances or a Revolving Commitment Percentage; provided, that this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification described in clauses (i) or (ii) of Section 16.2(b) hereof. (d) Other than as expressly set forth in this Section 2.22, the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.22 shall be deemed to release any Defaulting Lender from its obligations under this Agreement and the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder. (e) In the event that Agent, Borrowers, Swing Loan Lender and Issuer agree in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then Agent will so notify the parties hereto, and, if such cured Defaulting Lender is a Revolving Lender, then Participation Commitments of Revolving Lenders (including such cured Defaulting Lender) of the Swing Loans and Maximum Undrawn Amount of all outstanding Letters of Credit shall be reallocated to reflect the inclusion of such Lender’s Revolving Commitment, and on such date such Lender shall purchase at par such of the Revolving Advances of the other Lenders as Agent 68 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

shall determine may be necessary in order for such Lender to hold such Revolving Advances in accordance with its Revolving Commitment Percentage. (f) If Swing Loan Lender or Issuer has a good faith belief that any Revolving Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, Swing Loan Lender shall not be required to fund any Swing Loans and Issuer shall not be required to issue, amend or increase any Letter of Credit, unless Swing Loan Lender or Issuer, as the case may be, shall have entered into arrangements with Borrowers or such Lender, satisfactory to Swing Loan Lender or Issuer, as the case may be, to defease any risk to it in respect of such Lender hereunder. 2.23. Payment of Obligations. Agent may charge to Borrowers’ Account as a Revolving Advance or, at the discretion of Swing Loan Lender, as a Swing Loan (i) all payments with respect to any of the Obligations required hereunder or under any Other Document (including without limitation principal payments, payments of interest, payments of Letter of Credit Fees and all other fees provided for hereunder and payments under Sections 16.5 and 16.9 hereof) as and when each such payment shall become due and payable (whether as regularly scheduled, upon or after acceleration, upon maturity or otherwise), (ii) without limiting the generality of the foregoing clause (i), (a) all amounts expended by Agent or any Lender pursuant to Sections 4.2 or 4.3 hereof and (b) all expenses which Agent incurs in connection with the forwarding of Advance proceeds and the establishment and maintenance of any Blocked Accounts or Depository Accounts as provided for in Section 4.8(h) hereof, and (iii) any sums expended by Agent or any Lender due to any Loan Party’s failure to perform or comply with its obligations under this Agreement or any Other Document including any Loan Party’s obligations under Sections 3.3, 3.4, 4.4, 4.7, 6.4, 6.6, 6.7 and 6.8 hereof, and all amounts so charged shall be added to the Obligations and shall be secured by the Collateral. To the extent Revolving Advances are not actually funded by the other Lenders in respect of any such amounts so charged, all such amounts so charged shall be deemed to be Revolving Advances made by and owing to Agent and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Lender under this Agreement and the Other Documents with respect to such Revolving Advances. 2.24. Increase in Maximum Revolving Advance Amount. (a) Borrowers may, at any time, request that the Maximum Revolving Advance Amount be increased by (1) one or more of the current Lenders increasing their Revolving Commitment Amount (any current Lender which elects to increase its Revolving Commitment Amount shall be referred to as an “Increasing Lender”) or (2) one or more new lenders (each a “New Lender”) joining this Agreement and providing a Revolving Commitment Amount hereunder, subject to the following terms and conditions: (i) no current Lender shall be obligated to increase its Revolving Commitment Amount and any increase in the Revolving Commitment Amount by any current Lender shall be in the sole discretion of such current Lender; (ii) Borrowers may not request the addition of a New Lender unless (and then only to the extent that) there is insufficient participation on behalf of the existing Lenders in the increased Revolving Commitments being requested by Borrowers; 69 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(iii) no Event of Default shall exist or shall have occurred and be continuing on the effective date of such increase after giving effect to such increase; (iv) after giving effect to such increase(s), the Maximum Revolving Advance Amount shall not exceed $400,000,000; (v) each increase in the Maximum Revolving Advance Amount shall be in an amount not less than $15,000,000; (vi) Borrowers shall deliver to Agent on or before the effective date of such increase the following documents in form and substance satisfactory to Agent: (A) a certificate dated as of the effective date of such increase certifying that (i) the increase in the Revolving Commitment Amounts has been approved by the board of directors or other governing authority of each Borrower, (ii) no Default or Event of Default shall have occurred and be continuing on the date of such increase, and (iii) all of the representations and warranties made by each Borrower herein and in the Other Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date), and (B) such other agreements, instruments and information (including supplements or modifications to this Agreement and/or the Other Documents executed by Borrowers) as Agent reasonably deems necessary in order to document the increase to the Maximum Revolving Advance Amount and to protect, preserve and continue the perfection and priority of the liens, security interests, rights and remedies of Agent and Lenders hereunder and under the Other Documents in light of such increase; (vii) if requested by any Increasing Lender, Borrowers shall execute and deliver (A) to each Increasing Lender making such request a replacement Revolving Credit Note reflecting the new amount of such Increasing Lender’s Revolving Commitment Amount after giving effect to the increase (and the prior Revolving Credit Note issued to such Increasing Lender shall be deemed to be canceled) and (B) if requested by a New Lender, to such requesting New Lender a Revolving Credit Note reflecting the amount of such New Lender’s Revolving Commitment Amount; (viii) any New Lender shall be subject to the approval of Agent and Issuer (in each case not to be unreasonably withheld, conditioned or delayed); (ix) each Increasing Lender shall confirm its agreement to increase its Revolving Commitment Amount pursuant to an acknowledgment in a form acceptable to Agent, signed by it and each Borrower and delivered to Agent at least three (3) Business Days before the effective date of such increase; and (x) each New Lender shall execute a lender joinder and assumption agreement in substantially the form of Exhibit 2.24 hereto pursuant to which such New Lender shall join and become a party to this Agreement and the Other Documents with a Revolving Commitment Amount as set forth in such joinder and assumption agreement. (b) On the effective date of such increase: (i) the Revolving Commitment Percentages of Revolving Lenders (including each Increasing Lender and/or New Lender) shall be recalculated such that each such Lender’s Revolving Commitment Percentage is equal to (x) the 70 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Revolving Commitment Amount of such Lender divided by (y) the aggregate of the Revolving Commitment Amounts of all Lenders; (ii) each Lender shall participate in any new Revolving Advances made on or after such date in accordance with its Revolving Commitment Percentage after giving effect to the increase in the Maximum Revolving Advance Amount and recalculation of the Revolving Commitment Percentages contemplated by this Section 2.24; and (iii) each reference to the term “Maximum Revolving Advance Amount” herein and in any of the Other Documents shall be deemed amended to mean the amount of the Maximum Revolving Advance Amount as so increased pursuant to this Section 2.24. (c) On the effective date of such increase, each Increasing Lender shall be deemed to have purchased an additional/increased participation in, and each New Lender will be deemed to have purchased a new participation in, each then outstanding Letter of Credit and each drawing thereunder and each then outstanding Swing Loan in an amount equal to such Lender’s Revolving Commitment Percentage (as calculated pursuant to Section 2.24(b) above) of the Maximum Undrawn Amount of each such Letter of Credit (as in effect from time to time) and the amount of each drawing and of each such Swing Loan, respectively. As necessary to effectuate the foregoing, each existing Revolving Lender that is not an Increasing Lender shall be deemed to have sold to each applicable Increasing Lender and/or New Lender, as necessary, a portion of such existing Lender’s participations in such outstanding Letters of Credit and drawings and such outstanding Swing Loans such that, after giving effect to all such purchases and sales, each Revolving Lender (including each Increasing Lender and/or New Lender) shall hold a participation in all Letters of Credit (and drawings thereunder) and all Swing Loans in accordance with their respective Revolving Commitment Percentages (as calculated pursuant to Section 2.24(b) above). (d) On the effective date of such increase, Borrowers shall pay (i) all costs and expenses incurred by Agent (including, without limitation, the reasonable and documented fees and expenses of one firm of counsel to Agent) in connection with the negotiations regarding, and the preparation, negotiation, execution and delivery of all agreements and instruments executed and delivered by any of Agent, Borrowers, each Increasing Lender and/or each New Lender in connection with, such increase (including all fees for any supplemental or additional public filings of any Other Documents necessary to protect, preserve and continue the perfection and priority of the liens, security interests, rights and remedies of Agent and Lenders hereunder and under the Other Documents in light of such increase), and (ii) all fees required to be paid pursuant to the PNC Capital Markets Engagement Letter and Fee Letter or with respect to any other increases, any fees required to be paid to the applicable Lenders. 2.25. Cash Management and Hedge Liabilities. Each Lender, other than PNC or Affiliates thereof, providing any Lender Provided Swap Agreement or Cash Management Products shall deliver to the Agent, following the end of each calendar month, a summary, in the form of Exhibit 2.25 of the amounts due or to become due in respect of such Swap Obligations and Cash Management Obligations (whether matured or unmatured, absolute or contingent) and, in respect of Swap Obligations, the notional amount and the current mark-to-market value thereof as of the date such summary is provided. For the avoidance of doubt, so long as PNC or its Affiliate is the Agent, neither PNC nor any of its Affiliates providing Lender Provided Swap Agreements or Cash Management Products shall be required to provide any notice described in this Section 2.25. 71 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

III. INTEREST AND FEES. 3.1. Interest. Interest on Advances shall be payable in arrears (a) on the first Business Day of each month with respect to Domestic Rate Loans, and (b) with respect to Term SOFR Rate Loans at the end of the applicable Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the applicable month at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate, and (ii) with respect to Swing Loans, the Revolving Interest Rate for Domestic Rate Loans (as applicable, the “Contract Rate”). Except as expressly provided otherwise in this Agreement, any Obligations other than the Advances that are not paid when due shall accrue interest at the Revolving Interest Rate for Domestic Rate Loans, subject to the provision of the final sentence of this Section 3.1 regarding the Default Rate. Whenever, subsequent to the Closing Date, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. The Term SOFR Rate shall be adjusted with respect to Term SOFR Rate Loans without notice or demand of any kind on the effective date of any change in the SOFR Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Agent or at the direction of Required Lenders (or, in the case of any Event of Default under Section 10.7 hereof, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), the Obligations shall bear interest at the applicable Contract Rate plus two percent (2%) per annum (as applicable, the “Default Rate”). 3.2. Letter of Credit Fees; Cash Collateral. (a) Borrowers shall pay (x) to Agent, for the ratable benefit of Revolving Lenders, fees for each outstanding Letter of Credit for the period from and excluding the date of issuance of such Letter of Credit to and including the date of expiration or termination, equal to the daily face amount of all outstanding Letters of Credit multiplied by the Applicable Margin plus the SOFR Adjustment for Revolving Advances consisting of Term SOFR Rate Loans, such fees to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable quarterly in arrears on the first day of each calendar quarter and on the last day of the Term (it being understood and agreed that in no event shall the fee under this subsection (x) in respect of any Letter of Credit be less than Agent’s minimum fee in effect from time to time), and (y) to the applicable Issuer, a fronting fee in the amount of one quarter of one percent (0.25%) per annum times the daily face amount of all outstanding Letters of Credit for the period from and excluding the date of issuance of same to and including the date of expiration or termination, to be payable quarterly in arrears on the first day of each calendar quarter and on the last day of the Term (all of the foregoing fees, the “Letter of Credit Fees”). In addition, Borrowers shall pay to Agent, for the benefit of Issuer, any and all administrative, issuance, amendment, payment and negotiation charges with respect to Letters of Credit and all fees and expenses as agreed upon by Issuer and Borrowing Agent in connection with any Letter of Credit, including in connection with the opening, amendment or renewal of any such Letter of Credit and any acceptances created thereunder, all such charges, fees and expenses, if any, to be payable on demand. All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or pro-ration upon the termination of this Agreement for any reason. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Issuer’s prevailing charges for that type of transaction. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Agent or at the direction of the Required 72 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Lenders (or, in the case of any Event of Default under Section 10.7 hereof, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), the Letter of Credit Fees described in clause (x) of this Section 3.2(a) shall be increased by an additional two percent (2.0%) per annum. (b) At any time following the occurrence and during the continuance of an Event of Default, at the option of Agent or at the direction of the Required Lenders (or, in the case of any Event of Default under Section 10.7 hereof, immediately and automatically upon the occurrence of such Event of Default, without the requirement of any affirmative action by any party), or on the last day of the Term or any other termination of this Agreement (and also, if applicable, in connection with any mandatory prepayment under Section 2.20 hereof), Borrowers will cause cash to be deposited and maintained in an account with Agent, as cash collateral, in an amount equal to one hundred and five percent (105%) of the Maximum Undrawn Amount of all outstanding Letters of Credit, and each Borrower hereby irrevocably authorizes Agent, in its discretion, on such Borrower’s behalf and in such Borrower’s name, to open such an account and to make and maintain deposits therein, or in an account opened by such Borrower, in the amounts required to be made by such Borrower, out of the proceeds of Receivables or other Collateral or out of any other funds of such Borrower coming into any Lender’s possession at any time. Agent may, in its discretion, invest such cash collateral (less applicable reserves) in such short-term money-market items as to which Agent and such Borrower mutually agree (or, in the absence of such agreement, as Agent may reasonably select) and the net return on such investments shall be credited to such account and constitute additional cash collateral, or Agent may (notwithstanding the foregoing) establish the account provided for under this Section 3.2(b) as a non-interest bearing account and in such case Agent shall have no obligation (and Borrowers hereby waive any claim) under Article 9 of the Uniform Commercial Code or under any other Applicable Law to pay interest on such cash collateral being held by Agent. No Borrower may withdraw amounts credited to any such account except upon the occurrence of all of the following: (x) Payment in Full of all of the Obligations; (y) expiration of all Letters of Credit; and (z) termination of the Commitments and of this Agreement. Borrowers hereby assign, pledge and grant to Agent, for its benefit and the ratable benefit of Issuer, Lenders and each other Secured Party, a continuing security interest in and to and Lien on any such cash collateral and any right, title and interest of Borrowers in any deposit account, securities account or investment account into which such cash collateral may be deposited from time to time to secure the Obligations, specifically including all Obligations with respect to any Letters of Credit. Borrowers agree that upon the coming due of any Reimbursement Obligations (or any other Obligations, including Obligations for Letter of Credit Fees) with respect to the Letters of Credit, Agent may use such cash collateral to pay and satisfy such Obligations. 73 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

3.3. Unused Line Fee. If, for any day in each calendar quarter during the Term, the daily unpaid balance of the sum of Revolving Advances plus Swing Loans plus the Maximum Undrawn Amount of all outstanding Letters of Credit (the “Usage Amount”) does not equal the Maximum Revolving Advance Amount, then Borrowers shall pay to Agent, for the ratable benefit of Revolving Lenders based on their Revolving Commitment Percentages, a fee at a rate equal to the Applicable Unused Line Fee Percentage per annum for each such day on the amount by which the Maximum Revolving Advance Amount on such day exceeds such Usage Amount (the “Unused Line Fee”). The Unused Line Fee shall be payable to Agent in arrears on the first Business Day of each calendar quarter with respect to each day in the previous calendar quarter, and on the last day of the Term with respect to each day in the previous calendar quarter or portion thereof ending on such date, as applicable. 3.4. Collateral Evaluation Fee, Other Fees and Expenses and Fee Letter. (a) Borrowers shall pay to Agent, for its sole and separate account and not the account of any Lender, promptly at the conclusion of any collateral evaluation performed by or for the benefit of Agent (whether such examination is performed by Agent’s employees or by a third party retained by Agent, including, without limitation, any field examination, collateral analysis or other business analysis, the need for which shall be determined by Agent and which evaluation shall be undertaken by Agent or for Agent’s benefit, a collateral evaluation fee in an amount equal to $1,500 (or such other amount customarily charged by Agent to its customers per day for each person employed to perform such evaluation (based on an eight (8) hour day, and subject to adjustment if additional hours are worked), plus a per examination field exam management fee in the amount of $3,000 for new facilities and $2,000 for recurring examinations (or, in each case, such other amount customarily charged by Agent to its customers), plus all costs and disbursements incurred by Agent in the performance of such examination or analysis, and further provided that if third parties are retained to perform such collateral evaluations, either at the request of another Lender or for extenuating reasons determined by Agent in its sole discretion, then such fees charged by such third parties plus all costs and disbursements incurred by such third party, shall be the responsibility of the Borrowers and shall not be subject to the foregoing limits. Notwithstanding the foregoing, (i) no more than one (1) field examination shall be conducted at the expense of the Borrowers during any trailing twelve (12) month period in which a Cash Dominion Period does not exist, (ii) during a Cash Dominion Period, no more than two (2) field examinations shall be conducted at the expense of the Borrowers during any trailing twelve (12) month period, and (iii) if any Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clauses (i) and (ii), there shall be no limitation on the number or frequency of field examinations which may be conducted at the expense of the Borrowers. (b) Borrowers shall pay the amounts required to be paid in the Fee Letter in the manner and on the dates required by the Fee Letter. 3.5. Computation of Interest and Fees. Interest and fees hereunder shall be computed on the basis of a year of 360 days (or 365/366 days with respect to Domestic Rate Loans) and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension. 3.6. Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other 74 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (a) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (b) such excess amount shall be first applied to any unpaid principal balance owed by Borrowers; and (c) if then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate. 3.7. Increased Costs. In the event that any Applicable Law or any Change in Law or compliance by any Lender (for purposes of this Section 3.7, the term “Lender” shall include Agent, Swing Loan Lender, any Issuer or Lender and any corporation or bank controlling Agent, Swing Loan Lender, any Lender or Issuer and the office or branch where Agent, Swing Loan Lender, any Lender or Issuer (as so defined) makes or maintains any Term SOFR Rate Loans) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall: (a) subject Agent, Swing Loan Lender, any Lender or Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Term SOFR Rate Loan, (except for Indemnified Taxes, Connection Income Taxes, and Taxes described in clauses (b) through (d) of the definition of Excluded Taxes); (b) impose, modify or deem applicable any reserve, special deposit, assessment, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent, Swing Loan Lender, Issuer or any Lender, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System of the United States; or (c) impose on Agent, Swing Loan Lender, any Lender or Issuer or the relevant market any other condition, loss or expense (other than Taxes) affecting this Agreement or any Other Document or any Advance made by any Lender, or any Letter of Credit or participation therein; and the result of any of the foregoing is to increase the cost to Agent, Swing Loan Lender, any Lender or Issuer of making, converting to, continuing, renewing or maintaining its Advances hereunder by an amount that Agent, Swing Loan Lender, such Lender or Issuer deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent, Swing Loan Lender or such Lender or Issuer deems to be material, then, in any case Borrowers shall promptly pay Agent, Swing Loan Lender, such Lender or Issuer, upon its demand, such additional amount as will compensate Agent, Swing Loan Lender or such Lender or Issuer for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Term SOFR Rate, as the case may be. Agent, Swing Loan Lender, such Lender or Issuer shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error. 3.8. Alternate Rate of Interest 3.8.1. Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that: 75 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(a) reasonable means do not exist for ascertaining the Term SOFR Rate for any Interest Period ; (b) Dollar deposits in the relevant amount and for the relevant maturity are not available, with respect to an outstanding Term SOFR Rate Loan, a proposed Term SOFR Rate Loan, or a proposed conversion of a Domestic Rate Loan into a Term SOFR Rate Loan; (c) the making, maintenance or funding of any Term SOFR Rate Loan has been made impracticable or unlawful by compliance by Agent or such Lender in good faith with any Applicable Law or any interpretation or application thereof by any Governmental Body or with any request or directive of any such Governmental Body (whether or not having the force of law), or (d) the Term SOFR Rate will not adequately and fairly reflect the cost to such Lender of the funding, establishment, or maintenance of any Term SOFR Rate Loan during the applicable Interest Period, and Lenders have provided notice of such determination to Agent, then Agent shall give Borrowing Agent prompt written or telephonic notice of such determination. If such notice is given prior to a Benchmark Replacement Date (as defined below), (i) any such requested Term SOFR Rate Loan shall be made as a Domestic Rate Loan, unless Borrowing Agent shall notify Agent no later than 1:00 p.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing, that its request for such borrowing shall be cancelled or made as an unaffected type of Term SOFR Rate Loan, (ii) any Domestic Rate Loan or Term SOFR Rate Loan which was to have been converted to an affected type of Term SOFR Rate Loan shall be continued as or converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 1:00 p.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Term SOFR Rate Loan, and (iii) any outstanding affected Term SOFR Rate Loans shall be converted into a Domestic Rate Loan, or, if Borrowing Agent shall notify Agent, no later than 1:00 p.m. (New York City time) two (2) Business Days prior to the last Business Day of the then current Interest Period applicable to such affected Term SOFR Rate Loan, shall be converted into an unaffected type of Term SOFR Rate Loan, on the last Business Day of the then current Interest Period for such affected Term SOFR Rate Loans (or sooner, if any Lender cannot continue to lawfully maintain such affected Term SOFR Rate Loan). Until such notice has been withdrawn, Lenders shall have no obligation to make an affected type of Term SOFR Rate Loan or maintain outstanding affected Term SOFR Rate Loans and no Borrower shall have the right to convert a Domestic Rate Loan or an unaffected type of Term SOFR Rate Loan into an affected type of Term SOFR Rate Loan. 3.8.2. Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any Other Document (and any Lender Provided Swap Agreement shall be deemed not to be an “Other Document” for purposes of this Section 3.8.2), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (A) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Other Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any Other Document and (B) if a Benchmark 76 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Other Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any Other Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in the Other Documents, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document. (c) Notices; Standards for Decisions and Determinations. The Agent will promptly notify AmeriGas and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Agent will notify AmeriGas of, (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (d) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any Other Document except, in each case, as expressly required pursuant to this Section. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any of the Other Documents, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate or based on a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor of such Benchmark is not or will not be representative, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request 77 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

for conversion to or continuation of an Advance to be made, converted, or continued at the then-current Benchmark during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Domestic Rate Loan or conversion to a Domestic Rate Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon such then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination thereof. (f) Certain Defined Terms. As used in this Section: “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to paragraph (d) of this Section . “Benchmark” shall mean, initially, SOFR and the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to a then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date: (1) the sum of (A) Daily Simple SOFR and (B) the SOFR Adjustment for a 1-month Interest Period; or (2) the sum of: (A) the alternate benchmark rate that has been selected by the Agent and the Borrowers, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the Other Documents; provided further that any Benchmark Replacement shall be administratively feasible as determined by the Agent in its sole discretion. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrowers giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such 78 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” shall mean a date and time determined by the Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the date determined by the Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by a Governmental Body having jurisdiction over the Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors 79 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Governmental Body having jurisdiction over the Agent announcing that such Benchmark (or component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with this Section 3.8.2 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with this Section 3.8.2. “Floor” shall mean the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate, or if no floor is specified, zero. “Relevant Governmental Body” shall mean the Board of Governors of the Federal Reserve System of the United States or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or any successor thereto. “Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. 3.9. Capital Adequacy. (a) In the event that Agent, Swing Loan Lender or any Lender shall have determined that any Applicable Law or guideline regarding capital adequacy, or any Change in Law or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent, Swing Loan Lender, Issuer or any Lender (for purposes of this Section 3.9, the term “Lender” shall include Agent, Swing Loan Lender, Issuer or any Lender and any corporation or bank controlling Agent, Swing Loan Lender or any Lender and the office or branch where Agent, Swing Loan Lender or any Lender (as so defined) makes or maintains any Term SOFR Rate Loans) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable 80 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

agency, has or would have the effect of reducing the rate of return on Agent, Swing Loan Lender or any Lender’s capital as a consequence of its obligations hereunder (including the making of any Swing Loans) to a level below that which Agent, Swing Loan Lender or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent’s, Swing Loan Lender’s and each Lender’s policies with respect to capital adequacy) by an amount deemed by Agent, Swing Loan Lender or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent, Swing Loan Lender or such Lender such additional amount or amounts as will compensate Agent, Swing Loan Lender or such Lender for such reduction. In determining such amount or amounts, Agent, Swing Loan Lender or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.9 shall be available to Agent, Swing Loan Lender and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the Applicable Law, rule, regulation, guideline or condition. (b) A certificate of Agent, Swing Loan Lender or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent, Swing Loan Lender or such Lender with respect to Section 3.9(a) hereof when delivered to Borrowing Agent shall be conclusive absent manifest error. 3.10. Taxes. (a) Defined Terms. For purposes of this Section 3.10, the term “Lender” includes any Issuer, Swing Loan Lender or any Participant and the term “Applicable Law” includes FATCA. (b) Payment Free of Taxes. Any and all payments by or on account of any Obligations of any Loan Party under this Agreement or any Other Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Body in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) Agent or any Lender, as the case may be, receives an amount equal to the sum it would have received had no such deduction or withholding been made. Notwithstanding the submission of documentation by any Lender under Section 3.10(g) hereof claiming a reduced rate of or exemption from U.S. withholding Tax, Agent shall be entitled to withhold United States federal income Taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon Agent under §1.1441-7(b) of the United States Income Tax Regulations or other Applicable Law. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Body in accordance with Applicable Law, or at the option of Agent, promptly reimburse Agent for the payment of, any Other Taxes. (d) Indemnification by the Loan Parties. Each Loan Party shall jointly and severally indemnify Agent and each Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts 81 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

payable under this Section) paid or payable by Agent or any Lender or required to be withheld or deducted from a payment to Agent or such Lender, as the case may be, and any penalties, interest and out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to Borrowers by any Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with this Agreement or any Other Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. In addition, each Lender shall severally indemnify Agent under §1.1461-1(e) of the United States Income Tax Regulations against any claims and demands of any Lender for the amount of any Tax it deducts and withholds in accordance with regulations under §1441 of the Internal Revenue Code. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender hereunder or under any Other Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Body pursuant to this Section 3.10, such Loan Party shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any Other Document shall deliver to Borrowing Agent and Agent, at the time or times reasonably requested by Borrowers or Agent, such properly completed and executed documentation required by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrowing Agent or Agent, shall deliver such other documentation required by Applicable Law or reasonably requested by Borrowing Agent or Agent as will enable Borrowers or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 3.10(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Borrower, 82 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(A) any Lender that is a U.S. Person shall deliver to Borrowing Agent and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or Agent), two (2) duly completed and executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrowing Agent and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrowing Agent or Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement or any Other Document, two (2) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement or any Other Document, two (2) duly completed and executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) two (2) duly completed and executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) two (2) duly completed and executed copies of a certificate substantially in the form of Exhibit 3.10-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) two (2) duly completed and executed copies of IRS Form W-8BEN; or (4) to the extent a Foreign Lender is not the beneficial owner, two (2) duly completed and executed copies of IRS Form W-8IMY, accompanied by two (2) duly completed and executed copies of IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E (as applicable), two (2) duly completed and executed copies of a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.10-2 or Exhibit 3.10-3 hereto, two (2) duly completed and executed copies of IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide two (2) duly completed and executed copies of a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.10-4 hereto on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and Agent (in such number of copies as shall be requested by the recipient) 83 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrowing Agent or Agent), executed copies of any other form required by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be required by Applicable Law to permit the Borrowers or Agent to determine the withholding or deduction required to be made; and (D) If a payment to a Lender under this Agreement or any Other Document would be subject to U.S. Federal withholding Taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrowing Agent and Agent at the time or times required by Applicable Law and at such time or times reasonably requested by the Borrowers or Agent such documentation required by Applicable Law (including as required by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrowers or Agent as may be necessary for the Borrowers and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.10 (including by the payment of additional amounts pursuant to this Section 3.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Body) in the event that such indemnified party is required to repay such refund to such Governmental Body. Notwithstanding anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.10 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Obligations. 84 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

3.11. Replacement of Lenders. If any Lender (an “Affected Lender”) (a) makes demand upon Borrowers for (or if Borrowers are otherwise required to pay) amounts pursuant to Section 3.7, 3.9 or 3.10 hereof, (b) is unable to make or maintain Term SOFR Rate Loans as a result of a condition described in Section 2.2(h) hereof, (c) is a Defaulting Lender, or (d) denies any consent requested by Agent pursuant to Section 16.2(b) hereof, Borrowers may, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing Borrowers to be required to pay such compensation or causing Section 2.2(h) hereof to be applicable), or such Lender becoming a Defaulting Lender or denial of a request by Agent pursuant to Section 16.2(b) hereof, as the case may be, by notice in writing to Agent and such Affected Lender (i) request the Affected Lender to cooperate with Borrowers in obtaining a replacement Lender satisfactory to Agent and Borrowers (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Advances and its Revolving Commitment Percentage, as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender subject to approval by Agent in its good faith business judgment. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Advances and its Revolving Commitment Percentage, then such Affected Lender shall assign, in accordance with Section 16.3 hereof, all of its Advances and its Revolving Commitment Percentage, and other rights and obligations under this Agreement and the Other Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender. IV. COLLATERAL: GENERAL TERMS 4.1. Security Interest in the Collateral. To secure the prompt payment and performance to each Secured Party of the Obligations, each Loan Party hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender, Issuer and each other Secured Party, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wherever located. Each Loan Party shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent’s security interest and shall cause its financial statements to reflect such security interest. Each Loan Party shall provide Agent with written notice of all commercial tort claims with a value in excess of $5,000,000 promptly upon the occurrence of any events giving rise to any such claims (regardless of whether legal proceedings have yet been commenced), such notice to contain a brief description of the claims, the events out of which such claims arose and the parties against which such claims may be asserted and, if applicable in any case where legal proceedings regarding such claims have been commenced, the case title together with the applicable court and docket number. Upon delivery of each such notice, such Loan Party shall be deemed to thereby grant to Agent a security interest and lien in and to such commercial tort claims described therein and all proceeds thereof. Each Loan Party shall provide Agent with written notice promptly upon becoming the beneficiary under any letter of credit or otherwise obtaining any right, title or interest in any letter of credit rights, and at Agent’s request shall take such actions as Agent may reasonably request for the perfection of Agent’s security interest therein. 4.2. Perfection of Security Interest. Each Loan Party shall take all action that may be necessary or desirable, or that Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent’s security interest in and Lien on the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not 85 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

limited to, (a) immediately discharging all Liens (other than Permitted Liens), (b) obtaining, amending or supplementing an Access Agreement as required hereunder, (c) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral, (d) entering into warehousing, lockbox, customs and freight agreements and other custodial arrangements reasonably satisfactory to Agent, and (e) executing and delivering financing statements, Control Agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance reasonably satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent’s security interest and Lien under the Uniform Commercial Code or other Applicable Law. By its signature hereto, each Loan Party hereby authorizes Agent to file against such Loan Party, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Agent (which statements may have a description of collateral which is broader than that set forth herein). All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall be charged to Borrowers’ Account as a Revolving Advance of a Domestic Rate Loan and added to the Obligations, or, at Agent’s option, shall be paid by the Loan Parties to Agent for its benefit and for the ratable benefit of Lenders immediately upon demand. 4.3. Preservation of Collateral. Following the occurrence of an Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Agent: (a) may at any time take such steps as Agent deems necessary to protect Agent’s interest in and to preserve the Collateral, including the hiring of security guards or the placing of other security protection measures as Agent may deem appropriate; (b) may employ and maintain at any of any Loan Party’s premises a custodian that shall have full authority to do all acts necessary to protect Agent’s interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) may use any Loan Party’s owned or leased lifts, hoists, trucks and other facilities or Equipment for handling or removing the Collateral; and (e) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any Real Property owned or leased by any Loan Party. Each Loan Party shall cooperate fully with all of Agent’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct. All of Agent’s expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be charged to Borrowers’ Account as a Revolving Advance maintained as a Domestic Rate Loan and added to the Obligations. 4.4. Ownership and Location of Collateral. (a) With respect to the Collateral, at the time the Collateral becomes subject to Agent’s security interest: (i) each Loan Party shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority Lien upon each and every item of its respective Collateral to Agent, and except for Permitted Liens, the Collateral shall be free and clear of all Liens whatsoever; (ii) each document and agreement executed by each Loan Party or delivered to Agent or any Lender in connection with this Agreement shall be true and correct in all material respects; (iii) all signatures and endorsements of each Loan Party that appear on such documents and agreements shall be genuine and each Loan Party shall have full capacity to execute same; and (iv) each Loan Party’s locations with Inventory in excess of $500,000 or with Inventory that is included in the Formula Amount in the first Borrowing Base Certificate delivered on or after the Field Examination Completion Date (or the first Borrowing Base Certificate delivered after each field examination) shall be located as set forth on Schedule 4.4 hereto, as such Schedule shall be updated from time to time in connection with each 86 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

field examination performed pursuant to Section 3.4 hereof, and shall not be removed from such locations without the prior written consent of Agent except with respect to the sale of Inventory in the Ordinary Course of Business. (b) (i) There is no location at which any Loan Party has any Inventory (except for Inventory in transit) or other Collateral, in each case in excess of $500,000 other than those locations listed on Schedule 4.4 hereto; (ii) Schedule 4.4 hereto contains a correct and complete list, as of the Closing Date, of the legal names and addresses of each warehouse at which Inventory of any Loan Party in excess of $500,000 is stored, and none of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person’s assigns; and (iii) Schedule 4.4 hereto sets forth a correct and complete list as of the Closing Date of (A) each place of business of each Loan Party (identifying which locations are owned by any Loan Party) and (B) the chief executive office of each Loan Party. 4.5. Defense of Agent’s and Lenders’ Interests. Until (a) the Payment in Full of all of the Obligations and (b) termination of the Commitments and termination of this Agreement, Agent’s interests in the Collateral shall continue in full force and effect. During such period, no Loan Party shall, without Agent’s prior written consent, pledge, sell (except for sales or other dispositions otherwise permitted in Section 7.1(b) hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way any part of the Collateral, except for Permitted Liens. Each Loan Party shall defend Agent’s interests in the Collateral against any and all Persons whatsoever. At any time following demand by Agent for payment of all Obligations, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including: labels, stationery, documents, instruments and advertising materials. If Agent exercises this right to take possession of the Collateral, the Loan Parties shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law. Each Loan Party shall, and after the occurrence and during the continuance of an Event of Default, Agent may, at its option, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent’s order and if they shall come into any Loan Party’s possession, they, and each of them, shall be held by such Loan Party in trust as Agent’s trustee, and such Loan Party will immediately deliver them to Agent in their original form together with any necessary endorsement. 4.6. Inspection of Premises. At all reasonable times and from time to time as often as Agent shall elect in its sole discretion (but subject to Section 3.4(a) hereof with respect to field examinations), Agent (on behalf of the Lenders) shall have full access to and the right to conduct field examinations, audit, check, inspect and make abstracts and copies from each Loan Party’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Loan Party’s business. Agent and its agents may enter upon any premises of any Loan Party at any time during business hours and at any other reasonable time, and from time to time as often as Agent shall elect in its sole discretion, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of such Loan Party’s business. 4.7. Appraisals. Solely to the extent the amount of Revolving Advances available to be made with respect to any assets included in the Formula Amount is based or determined upon an appraised 87 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

value of such assets (including without limitation, orderly liquidation value, net orderly liquidation value or any other valuation methodology), Agent may, in its Permitted Discretion engage the services of an independent appraisal firm or firms of reputable standing, satisfactory to Agent, for the purpose of appraising the then current values of such assets, and unless an Event of Default shall have occurred and be continuing, Agent shall consult with Borrowing Agent as to the identity of any such firm. All of the fees and out-of-pocket costs and expenses of any appraisals conducted pursuant to this Section 4.7 shall be paid for when due, in full and without deduction, off-set or counterclaim by Borrowers. Notwithstanding the foregoing, (i) no more than one (1) appraisal shall be conducted at the expense of the Borrowers during any trailing twelve (12) month period in which a Cash Dominion Period does not exist, (ii) during a Cash Dominion Period, no more than two (2) appraisals shall be conducted at the expense of the Borrowers during any trailing twelve (12) month period, and (iii) if any Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clauses (i) and (ii), there shall be no limitation on the number or frequency of appraisals which may be conducted at the expense of the Borrowers. 4.8. Receivables; Deposit Accounts and Securities Accounts. (a) Each of the Receivables shall be a bona fide and valid account representing a bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of a Loan Party, or work, labor or services theretofore rendered by a Loan Party as of the date each Receivable is created. Same shall be due and owing in accordance with the applicable Loan Party’s standard terms of sale without dispute, setoff or counterclaim except as may be stated on the accounts receivable schedules delivered by the Loan Parties to Agent. (b) Each Customer, to the best of each Loan Party’s knowledge, as of the date each Receivable is created, is and will be solvent and able to pay all Receivables on which the Customer is obligated in full when due. With respect to such Customers of any Loan Party that are not solvent, such Loan Party has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables. (c) Each Loan Party’s chief executive office is located as set forth on Schedule 4.4 hereto. Until written notice is given to Agent by Borrowing Agent of any other office at which any Loan Party keeps its records pertaining to Receivables, all such records shall be kept at such executive office. (d) The Loan Parties shall instruct their Customers (and Credit Card Processor or Credit Card Issuer) to deliver all remittances upon Receivables (whether paid by check or by wire transfer of funds, or whether a credit card Receivable) to such Blocked Accounts and/or Depository Accounts (and any associated lockboxes) as Agent shall designate from time to time as contemplated by Section 4.8(h) hereof or as otherwise agreed to from time to time by Agent. Notwithstanding the foregoing, to the extent any Loan Party directly receives any remittances upon Receivables, such Loan Party shall, at such Loan Party’s sole cost and expense, but on Agent’s behalf and for Agent’s account, collect as Agent’s property and in trust for Agent all amounts received on Receivables, and shall not commingle such collections with any Loan Party’s funds or use the same except to pay the Obligations, and shall as soon as possible and in any event no later than one (1) Business Day after the receipt thereof (i) in the case of remittances paid by check, deposit all such remittances in their original form (after 88 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

supplying any necessary endorsements) and (ii) in the case of remittances paid by wire transfer of funds, transfer all such remittances, in each case, into such Blocked Accounts and/or Depository Accounts. Each Loan Party shall deposit in the Blocked Account and/or Depository Account or, upon request by Agent, deliver to Agent, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness. If a Cash Dominion Period is not continuing, payments made by a Loan Party’s Customers and remitted directly to Agent will be deposited by Agent in the Blocked Accounts, and Customer remittances shall only be treated as a repayment of Advances if the Borrowers so elect in a written notice to Agent. (e) At any time so long as an Event of Default has occurred and is continuing, Agent shall have the right to send notice of the assignment of, and Agent’s security interest in and Lien on, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral. Thereafter, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent’s actual collection expenses, including, but not limited to, stationery and postage, telephone, facsimile, secretarial and clerical expenses and the salaries of any collection personnel used for collection, may be charged to Borrowers’ Account and added to the Obligations. (f) Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Loan Party any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Loan Party hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Loan Party hereby constitutes Agent or Agent’s designee as such Loan Party’s attorney with power (i) at any time: (A) during a Cash Dominion Period, to endorse such Loan Party’s name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral received in any Depository Account or Blocked Account; (B) in connection with any field examination, to send verifications of Receivables to any Customer; (C) during a Cash Dominion Period, to receive, open and dispose of all mail addressed to any Loan Party at any post office box/lockbox maintained by Agent for the Loan Parties or at any other business premises of Agent; and (ii) at any time following the occurrence of an Event of Default: (A) to demand payment of the Receivables; (B) to enforce payment of the Receivables by legal proceedings or otherwise; (C) to exercise all of such Loan Party’s rights and remedies with respect to the collection of the Receivables and any other Collateral; (D) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Receivables; (E) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (F) to prepare, file and sign such Loan Party’s name on a proof of claim in bankruptcy or similar document against any Customer; (G) to prepare, file and sign such Loan Party’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; (H) to accept the return of goods represented by any of the Receivables; (I) to change the address for delivery of mail addressed to any Loan Party to such address as Agent may designate; (J) to sign such Loan Party’s name on all agreements, documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent’s interest in the Collateral and to file same; (K) to sign such Loan Party’s name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; and (L) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence (as determined by a court of competent jurisdiction in a final and 89 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

non-appealable judgment or order); this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. (g) Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom. (h) All proceeds of Collateral (including all proceeds of credit card Receivables) and all other amounts at any time received by any Borrower shall be deposited by the Loan Parties into either (i) a lockbox account, dominion account or such other “blocked account” (each a “Blocked Account” and collectively the “Blocked Accounts”) established at a bank or banks as may be acceptable to Agent (each such bank, a “Blocked Account Bank” and collectively, “Blocked Account Banks”) pursuant to a Control Agreement (as hereinafter defined), which Control Agreement may be a “springing” or a “with activation” Control Agreement, or (ii) depository accounts (“Depository Accounts”) established at Agent for the deposit of such proceeds. Each applicable Loan Party, Agent and each Blocked Account Bank shall enter into a deposit account control agreement or securities account control agreement in form and substance satisfactory to Agent that is sufficient to give Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such Blocked Accounts or securities account (such agreements, “Control Agreements”). At any time during a Cash Dominion Period, Agent shall have the sole and exclusive right to direct, and is hereby authorized to give instructions pursuant to such Control Agreement directing, the disposition of funds in the Blocked Accounts and Depository Accounts (any such instructions, an “Activation Notice”) to Agent on a daily basis, either to a deposit account maintained by Agent at PNC or by wire transfer to a deposit account at PNC, which such funds may be applied by Agent to repay the Obligations, and, if an Event of Default has occurred and is continuing, to cash collateralize outstanding Letters of Credit in accordance with Section 3.2(b) hereof. Prior to the occurrence of a Cash Dominion Triggering Event, the Loan Parties shall retain the right to direct the disposition of funds in the Blocked Accounts. In the event that Agent issues an Activation Notice, Agent agrees to rescind such Activation Notice at such time that no Cash Dominion Period shall exist (it being understood that, notwithstanding any such rescission, Agent shall have the right and is authorized to issue an additional Activation Notice if a subsequent Cash Dominion Triggering Event shall have occurred or a Cash Dominion Period shall exist at any time thereafter). All funds deposited in the Blocked Accounts or Depository Accounts shall immediately become subject to the security interest of Agent, for its own benefit and the ratable benefit of the other Secured Parties, and Borrowing Agent shall obtain the agreement by each Blocked Account Bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for such blocked account arrangements, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder. Agent shall apply all funds received by it from the Blocked Accounts and/or Depository Accounts to (A) relieve the Eligible Receivables, Eligible Credit Card Receivables and Eligible Consumer Receivables associated with such funds as set forth in the then current Borrowing Base Certificate, and (B) the satisfaction of the Obligations (including the cash collateralization of all Obligations relating to any outstanding Letters of Credit in accordance with the provisions of Section 3.2(b) hereof) in such order as Agent shall determine in its sole discretion, subject to Borrowers’ ability to re-borrow Revolving Advances in accordance with the terms hereof; provided that, in the absence of any Event of Default, Agent shall apply all such funds representing collection of Receivables first to the prepayment of the principal amount of the Swing Loans, if any, and then to the Revolving Advances. 90 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(i) No Loan Party will, without Agent’s consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the Ordinary Course of Business of such Loan Party. (j) All deposit accounts (including all Blocked Accounts and Depository Accounts), securities accounts and investment accounts of each Loan Party as of the Closing Date are set forth on Schedule 4.8(j) hereto and such accounts (other than Excluded Accounts) shall be subject to Control Agreements pursuant to Section 6.17(a) hereof. No Loan Party shall open any new deposit account, securities account or investment account with a bank, depository institution or securities intermediary other than Agent unless such bank, depository institution or securities intermediary, each applicable Loan Party and Agent shall substantially concurrently with opening have entered into a Control Agreement. (k) To the extent Eligible Credit Card Receivables are included in the Formula Amount, the Loan Parties shall deliver to Agent any Processor Letters that have been executed and delivered to such Borrower’s Credit Card Issuer or Credit Card Processors. 4.9. Inventory. To the extent Inventory held for sale or lease has been produced by any Loan Party, it has been and will be produced by such Loan Party in accordance with the Federal Fair Labor Standards Act of 1938, as amended, modified or supplemented, and all rules, regulations and orders thereunder. 4.10. Maintenance of Equipment. The Loan Parties’ Equipment, taken as a whole, shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of its Equipment, taken as a whole, shall be maintained and preserved. No Loan Party shall use or operate its Equipment in violation of any law, statute, ordinance, code, rule or regulation in any material respects. 4.11. Exculpation of Liability. Nothing set forth herein shall be construed to constitute Agent or any Lender as any Loan Party’s agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of any Loan Party’s obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof. 4.12. Financing Statements. Except with respect to the financing statements filed by Agent, the financing statements described on Schedule 7.2 hereto, and any financing statements filed in connection with Permitted Liens, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office. 91 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

4.13. Investment Property. Each Loan Party shall, if the Investment Property includes securities or any other financial or other asset maintained in a securities account, cause the custodian with respect thereto to execute and deliver a notification and Control Agreement or other applicable agreement satisfactory to Agent in order to perfect and protect Agent’s Lien in such Investment Property. V. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants as follows: 5.1. Authority. Each Loan Party has full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Other Documents to which it is a party have been duly executed and delivered by each Loan Party, and this Agreement and the Other Documents to which it is a party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable Insolvency Laws. The execution, delivery and performance of this Agreement and of the Other Documents to which it is a party (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including the Senior Notes, (b) will not conflict with or violate any law or regulation except for such violations which could, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect, or conflict with or violate any judgment, order or decree of any Governmental Body binding on the Borrower in any material respect, (c) will not require the Consent of any Governmental Body, any party to a Material Contract, any party to the Senior Notes or any other Person, except those Consents set forth on Schedule 5.1 hereto, all of which will have been duly obtained prior to the Closing Date and which are in full force and effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien (except Permitted Liens) upon any asset of such Loan Party under the provisions of any agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound. 5.2. Formation and Qualification. (a) Each Loan Party is duly incorporated or formed, as applicable, and in good standing under the laws of the state listed on Schedule 5.2(a) hereto and is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) hereto which constitute, as of the Closing Date, all states in which qualification and good standing are necessary for such Loan Party to conduct its business and own its property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on such Loan Party. On or before the Closing Date, each Loan Party has delivered to Agent true and complete copies of its Organizational Documents. (b) As of the Closing Date, the only Subsidiaries of the Loan Parties are listed on Schedule 5.2(b) hereto (and such Schedule identifies each Subsidiary that is a Loan Party and each Subsidiary that is not a Loan Party as a result of such Subsidiary being an Immaterial Subsidiary or any other type of Excluded Subsidiary (and, for each such non-Loan Party, the clause of the Excluded Subsidiary definition that applies thereto). As of the Closing Date, Schedule 5.2(b) hereto sets forth a 92 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

true, complete and correct list of all Equity Interests held by AmeriGas and each Loan Party in each of its Subsidiaries and includes a true, correct and complete list of all certificates evidencing all Equity Interests held by AmeriGas and each Loan Party in each of its Subsidiaries. 5.3. Survival of Representations and Warranties. All representations and warranties of such Loan Party in this Agreement and the Other Documents to which it is a party shall be true at the time of such Loan Party’s execution of this Agreement and the Other Documents to which it is a party, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. 5.4. Tax Returns. Each Loan Party’s federal tax identification number is set forth on Schedule 5.4 hereto. Each Loan Party has filed all federal and all material state and local Tax returns and other reports each is required by law to file or has properly filed for extensions of time for the filing thereof and has paid all Taxes, assessments, fees and other governmental charges that are due and payable (other than any amount the validity of which is currently being Properly Contested). The provision for Taxes on the books of each Loan Party is adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Loan Party has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books. 5.5. Financial Statements. (a) The pro forma balance sheet of the Loan Parties on a Consolidated Basis (the “Pro Forma Balance Sheet”) delivered to Agent prior to the Closing Date reflects the consummation of the Transactions and is accurate, complete and correct and fairly reflects the financial condition of the Loan Parties on a Consolidated Basis as of the Closing Date after giving effect to the Transactions, and has been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the Treasurer of the General Partner. All financial statements referred to in this Section 5.5(a), including the related schedules and notes thereto, have been prepared in accordance with GAAP, except as may be disclosed in such financial statements. (b) The twelve-month cash flow and balance sheet projections of the Loan Parties on a Consolidated Basis (the “Projections” and together with the Pro Forma Balance Sheet, collectively, the “Pro Forma Financial Statements”) delivered to Agent prior to the Closing Date for the fiscal years 2024 through and including 2028 were prepared by the Treasurer of the General Partner, are based on underlying assumptions which provide a reasonable basis for the projections therein, and reflect the Loan Parties’ judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. (c) The audited consolidated and consolidating balance sheets of the Loan Parties, and such other Persons described therein, as of September 30, 2023, and the related statements of income, changes in stockholder’s equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions without qualification by independent certified public accountants, copies of which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied (except for changes in application to which such accountants concur) and present fairly the financial position of the Loan Parties at such date and the results of their operations for such period. The unaudited consolidated and consolidating balance sheets of the Loan Parties, and 93 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

such other Persons described therein, as of March 31, 2024 and the related statements of income, changes in stockholder’s equity, and changes in cash flow for the period ended on such date, copies of which have been delivered to Agent, present fairly the financial position of the Loan Parties at such date and the results of their operations at such date. (d) Since September 30, 2023, there has been no change in the condition, financial or otherwise, of the Loan Parties as shown on the consolidated balance sheet as of such date , except changes in the Ordinary Course of Business, none of which individually or in the aggregate has resulted in a Material Adverse Effect. 5.6. Entity Names. As of the Closing Date, no Loan Party has been known by any other company or corporate name, as applicable, in the past five (5) years and does not sell Inventory under any other name except as set forth on Schedule 5.6 hereto, nor has any Loan Party been the surviving corporation or limited liability company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years. 5.7. O.S.H.A. Environmental Compliance; Flood Insurance. (a) Except as set forth on Schedule 5.7 hereto or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party is in compliance with, and its facilities, business, assets, property, leaseholds and Real Property are in compliance with the Federal Occupational Safety and Health Act, and Environmental Laws and there are no outstanding citations, notices or orders of non-compliance issued to any Loan Party or relating to its business, assets, property, leaseholds or Real Property under any such laws, rules or regulations. (b) Except as set forth on Schedule 5.7 hereto or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party has been issued all required federal, state and local licenses, certificates or permits (collectively, “Approvals”) relating to all applicable Environmental Laws and all such Approvals are current and in full force and effect. (c) Except as set forth on Schedule 5.7 hereto or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) there have been no releases, spills, discharges, leaks or disposal (collectively referred to as “Releases”) of Hazardous Materials at, upon, under or migrating from or onto any Real Property owned, leased or occupied by any Loan Party, except for those Releases which are in full compliance with Environmental Laws; (ii) there are no underground storage tanks or polychlorinated biphenyls on any Real Property owned, leased or occupied by any Loan Party, except for such underground storage tanks or polychlorinated biphenyls that are present in compliance with Environmental Laws; (iii) all of the Real Property owned, leased or occupied by any Loan Party has never been used by any Loan Party to dispose of Hazardous Materials, except as authorized by Environmental Laws; and (iv) no Hazardous Materials are managed by any Loan Party on any Real Property owned, leased or occupied by any Loan Party, excepting such quantities as are managed in accordance with all applicable manufacturer’s instructions and compliance with Environmental Laws and as are necessary for the operation of the commercial business of any Loan Party or of its tenants. 94 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(d) All Real Property owned by the Loan Parties is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party in accordance with prudent business practice in the industry of such Loan Party. Each Loan Party has taken all actions required under the Flood Laws and/or reasonably requested by Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to any Collateral consisting of Real Property, it being acknowledged as of the Closing Date there is no Collateral consisting of Real Property. 5.8. Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance. (a) (i) Each Loan Party is, and after giving effect to the Transactions, each Loan Party will be, solvent, able to pay its debts as they mature, (ii) each Loan Party has, and after giving effect to the Transactions, each Loan Party will have, capital sufficient to carry on its business and all businesses in which it is about to engage, (iii) as of the Closing Date, the fair present saleable value of the assets of each Loan Party, calculated on a going concern basis, is in excess of the amount of its liabilities, and (iv) subsequent to the Closing Date, the fair saleable value of the assets of each Loan Party (calculated on a going concern basis) will be in excess of the amount of its liabilities. (b) Except as disclosed in Schedule 5.8(b) hereto, no Loan Party has, as of the Closing Date, any pending litigation that could result in a material liability. (c) No Loan Party has any outstanding Indebtedness other than the Obligations, except for (i) Indebtedness disclosed in Schedule 7.8 hereto and (ii) Indebtedness otherwise permitted under Section 7.8 hereof. (d) No Loan Party is in violation of any applicable statute, law, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is any Loan Party in violation of any order of any court, Governmental Body or arbitration board or tribunal which could reasonably be expected to have a Material Adverse Effect. (e) As of the Closing Date, no Loan Party or any member of the Controlled Group maintains or is required to contribute to any Plan other than those listed on Schedule 5.8(e) hereto. Each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) Each Loan Party and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA and Section 412 of the Internal Revenue Code in respect of each Plan, and each Plan is in compliance with Sections 412, 430 and 436 of the Internal Revenue Code and Sections 206(g), 302 and 303 of ERISA, without regard to waivers and variances; (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Internal Revenue Code or an application for such a determination is currently being processed by the Internal Revenue Code; (iii) neither any Loan Party nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid; (iv) no Plan 95 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan; (v) the current value of the assets of each Plan exceeds the present value of the accrued benefits and other liabilities of such Plan and neither any Loan Party nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities; (vi) neither any Loan Party nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Plan; (vii) neither any Loan Party nor any member of the Controlled Group has incurred any liability for any excise tax arising under Section 4971, 4972 or 4980B of the Internal Revenue Code, and no fact exists which could give rise to any such liability; (viii) neither any Loan Party nor any member of the Controlled Group nor any fiduciary of, nor any trustee to, any Plan, has engaged in a “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code nor taken any action which would constitute or result in a Termination Event with respect to any such Plan which is subject to ERISA; (ix) no Termination Event has occurred or is reasonably expected to occur; (x) there exists no Reportable ERISA Event; (xi) neither any Loan Party nor any member of the Controlled Group has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; (xii) neither any Loan Party nor any member of the Controlled Group maintains or is required to contribute to any Plan which provides health, accident or life insurance benefits to former employees, their spouses or dependents, other than in accordance with Section 4980B of the Internal Revenue Code; (xiii) neither any Loan Party nor any member of the Controlled Group has withdrawn, completely or partially, within the meaning of Section 4203 or 4205 of ERISA, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980 and there exists no fact which would reasonably be expected to result in any such liability; and (xiv) no Plan fiduciary (as defined in Section 3(21) of ERISA) has any liability for breach of fiduciary duty or for any failure in connection with the administration or investment of the assets of a Plan. 5.9. Intellectual Property. All Intellectual Property owned or utilized by any Loan Party: (a) as of the Closing Date is set forth on Schedule 5.9 hereto; and (b) is valid and has been duly registered or filed with all appropriate Governmental Bodies. 5.10. Licenses and Permits. Except as set forth in Schedule 5.10 hereto or which could not reasonably be expected to have a Material Adverse Effect, each Loan Party (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, provincial or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business. 5.11. Default of Indebtedness. No Loan Party is in default in the payment of the principal of or interest on any Material Indebtedness or under any instrument or agreement under or subject to which any Material Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder. 5.12. No Default. No Default or Event of Default has occurred. 5.13. No Burdensome Restrictions. Each Loan Party has heretofore delivered to Agent true and complete copies of all Material Contracts to which it is a party or to which it or any of its properties is subject. No Loan Party has agreed or consented to cause or permit in the future (upon the happening 96 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Lien. 5.14. No Labor Disputes. As of the Closing Date, there are no strikes or walkouts or union organization of any Loan Party’s employees threatened in writing or in existence and no material labor contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 hereto. 5.15. Margin Regulations. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System of the United States as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for “purchasing” or “carrying” “margin stock” as defined in Regulation U of such Board of Governors. 5.16. Investment Company Act. No Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company. 5.17. [Reserved]. 5.18. Business and Property of the Loan Parties. Upon and after the Closing Date, the Loan Parties do not propose to engage in any business other than the retail propane business and activities necessary to conduct the foregoing. On the Closing Date, each Loan Party will own all the property and possess all of the rights and Consents necessary for the conduct of the business of such Loan Party. 5.19. Ineligible Securities. The Loan Parties do not intend to use and shall not use any portion of the proceeds of the Advances, directly or indirectly, to purchase during the underwriting period, or for 30 days thereafter, Ineligible Securities being underwritten by a securities Affiliate of Agent or any Lender. 5.20. Federal Securities Laws. No Loan Party or any of its Subsidiaries (a) is required to file periodic reports under the Exchange Act, (b) has any securities registered under the Exchange Act or (c) has filed a registration statement that has not yet become effective under the Securities Act. 5.21. Equity Interests. The authorized and outstanding Equity Interests of each Loan Party, and each legal and beneficial holder thereof as of the Closing Date, are as set forth on Schedule 5.21 hereto. All of the Equity Interests of each Loan Party have been duly and validly authorized and issued and are fully paid and non-assessable and have been sold and delivered to the holders hereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Body governing the sale and delivery of securities. Except for the rights and obligations set forth on Schedule 5.21 hereto, there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any Loan Party or any of the shareholders of any Loan Party is bound relating to the issuance, transfer, voting or redemption of shares of its Equity Interests or any pre-emptive rights held by any Person with respect to the Equity Interests of the Loan Parties. Except as set forth on Schedule 5.21 hereto, the Loan Parties have not issued any securities convertible into or 97 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

exchangeable for shares of its Equity Interests or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares. 5.22. Commercial Tort Claims. As of the Closing Date, no Loan Party has any commercial tort claims except as set forth on Schedule 5.22 hereto. 5.23. Letter of Credit Rights. As of the Closing Date, no Loan Party has any letter of credit rights except as set forth on Schedule 5.23 hereto. 5.24. Material Contracts. Schedule 5.24 hereto sets forth all Material Contracts of the Loan Parties as of the Closing Date. As of the Closing Date, all Material Contracts are in full force and effect and no defaults currently exist thereunder that could reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, no Loan Party has (i) received any notice of termination or non-renewal of any Material Contract, or (ii) exercised any option to terminate or not to renew any Material Contract. 5.25. Reserved. 5.26. Reserved. 5.27. Reserved. 5.28. Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Agent and Lenders for each Borrower on or prior to the Closing Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. 5.29. Sanctions and International Trade Laws. Each Covered Entity, and its directors, officers, employees and to the knowledge of AmeriGas, any agent, or affiliate acting on behalf of such Covered Entity: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of, applicable International Trade Laws. No Covered Entity nor any of its directors, officers, employees, or, to the knowledge of any Loan Party, its agents or affiliates acting on behalf of such Covered Entity has, during the past five (5) years, received any notice or communication from any Person that alleges, or has been involved in an internal investigation involving any allegations relating to, potential violation of any International Trade Laws, or has received a request for information from any Governmental Body regarding International Trade Law matters. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with applicable International Trade Laws. Each Loan Party represents and warrants that there is no Blocked Property pledged as Collateral. 5.30. Anti-Corruption Laws. Each Covered Entity, and its directors, officers and employees, and to the knowledge of AmeriGas, any agent, or affiliate acting on behalf of such Covered Entity, is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of Anti-Corruption Laws, including any act in furtherance of an offer, payment, promise to pay, authorization, or ratification of payment, directly or indirectly, of any 98 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

money or anything of value (including any gift, sample, rebate, travel, meal and lodging expense, entertainment, service, equipment, debt forgiveness, donation, grant or other thing of value, however characterized) to any Government Official or any other Person to secure any improper advantage or to obtain or retain business. No Covered Entity nor any of its directors, officers, employees, or, to the knowledge of any Loan Party, its agents or affiliates acting on behalf of such Covered Entity has, during the past five (5) years, received any notice or communication from any Person that alleges, or has been involved in an internal investigation involving any allegations relating to, potential violation of any Anti-Corruption Laws, or has received a request for information from any Governmental Body regarding Anti-Corruption Law matters. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws. 5.31. Disclosure. No representation or warranty made by any Loan Party in this Agreement, the Other Documents or in any financial statement, report, certificate or any other document delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. As of the Closing Date, there is no fact known to any Loan Party or which reasonably should be known to such Loan Party which such Loan Party has not disclosed to Agent in writing with respect to the Transactions which could reasonably be expected to have a Material Adverse Effect. 5.32. Credit Card Agreement. To the extent Eligible Credit Card Receivables are included in the Formula Amount, (a) no material default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a material default or event of default under any of the Credit Card Agreements governing any Eligible Credit Card Receivables has occurred and is continuing, and (b) each Borrower has complied in all material respects with all of the terms and conditions of the Credit Card Agreements governing Eligible Credit Card Receivables to the extent necessary for such Borrower to be entitled to receive all payments thereunder. 5.33. Credit Card Processor. Each Credit Card Processor utilized by Borrower as of the Closing Date is listed on Schedule 5.33 hereof. VI. AFFIRMATIVE COVENANTS. Each Loan Party shall, until the Payment in Full of the Obligations, the termination of the Commitments and the termination of this Agreement: 6.1. Compliance with Laws. Comply in all material respects with all Applicable Laws with respect to the Collateral or any part thereof or to the operation of such Loan Party’s business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Laws pursuant to another standard). 6.2. Conduct of Business and Maintenance of Existence and Assets. Except as permitted by Section 7.1, (a) conduct continuously and operate actively its business according to good business practices and maintain all of its properties necessary in and material to its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement); (b)(i) keep in full force and effect its existence and (ii) comply in all material respects with all Applicable Laws governing the conduct of its business where the failure to do 99 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

so could reasonably be expected to have a Material Adverse Effect; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof and necessary to the conduct of its business except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. 6.3. Books and Records. Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes, assessments, Charges, levies and claims, allowances against doubtful Receivables and accruals for depreciation, obsolescence or amortization of assets), all in accordance with, or as required by, GAAP consistently applied. 6.4. Payment of Taxes. Pay, when due, all Taxes, assessments and other Charges lawfully levied or assessed upon such Loan Party or any of the Collateral, including real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding and sales Taxes except (a) to the extent being Properly Contested or (b) to the extent such failure could not reasonably be expected to result in a Lien on any Collateral (other than Permitted Liens). If any Taxes, assessments or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in Agent’s opinion, may possibly create a valid Lien on the Collateral, Agent may upon three (3) Business Days’ notice to the Loan Parties pay the Taxes, assessments or other Charges and each Loan Party hereby indemnifies and holds Agent and each Lender harmless in respect thereof; provided that Agent will not pay any Taxes, assessments or Charges to the extent that any applicable Loan Party has Properly Contested those Taxes, assessments or Charges. The amount of any payment by Agent under this Section 6.4 shall be charged to Borrowers’ Account as a Revolving Advance maintained as a Domestic Rate Loan and added to the Obligations and, until the Loan Parties shall provide Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to the Loan Parties’ credit and Agent shall retain its security interest in and Lien on any and all Collateral held by Agent. 6.5. Financial Covenants. (a) Fixed Charge Coverage Ratio. During a Financial Covenant Testing Period, cause AmeriGas and its Subsidiaries on a Consolidated Basis to maintain as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the four (4) fiscal quarter period then ending. (b) Liquidity. (i) Except as set forth in clause (b)(ii) below, commencing on the date that is ninety one (91) days prior to the earliest stated maturity date of any Senior Notes, Borrowers’ Liquidity, as of any date of determination, shall not be less than the sum of (i) the outstanding principal balance of any Senior Notes maturing within ninety one (91) days of the date of determination, plus (ii) 20% of the Maximum Revolving Advance Amount as in effect on such date. (bii) Liquidity. Commencing on the date that is ninety one (91) days prior to the earliest stated maturity date of any 2025 Senior Notes, the sum of Borrowers’ Liquidity, as of any 100 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

date of determination, plus the aggregate amount of cash held in MLP’s deposit accounts in the United States, as of such date, shall not be less than the sum of (i) the outstanding principal balance of any 2025 Senior Notes maturing within ninety one (91) days of the date of determination, plus (ii) 20% of the Maximum Revolving Advance Amount as in effect on such date. 6.6. Insurance. (a) (i) Keep all its insurable properties and properties in which such Loan Party has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Loan Party’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Loan Party insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Loan Party either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Loan Party is engaged in business; and (v) deliver to Agent upon request (A) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (B) appropriate loss payable endorsements in form and substance satisfactory to Agent, naming Agent as an additional insured and mortgagee and/or lender loss payee (as applicable) as its interests may appear with respect to all insurance coverage referred to in clauses (i) and (iii) above, and providing (I) that all proceeds thereunder shall be payable to Agent, (II) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (III) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days prior written notice is given to Agent (or in the case of non-payment, at least ten (10) days prior written notice). In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and the applicable Loan Party to make payment for such loss to Agent and not to such Loan Party and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Loan Party and Agent jointly, Agent may endorse such Loan Party’s name thereon and do such other things as Agent may deem advisable to reduce the same to cash. (b) Each Loan Party shall take all actions required under the Flood Laws and/or requested by Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to any Collateral comprised of Real Property. Agent and each Loan Party agrees and acknowledges that as of the Closing Date there is no Collateral comprised of Real Property. (c) If an Event of Default has occurred and is continuing, Agent is hereby authorized to adjust and compromise claims under insurance coverage referred to in Sections 6.6(a)(i) (to the extent such claim arises from any casualty event with respect to Collateral or with respect to any business interruption insurance) and (iii) and 6.6(b) above. All loss recoveries received by Agent under any such insurance may be applied to the Obligations, in such order as Agent in its sole discretion shall determine. Any surplus shall be paid by Agent to the Loan Parties or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Loan Parties to Agent, on demand. If any Loan Party fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent, if Agent so elects, may upon three (3) Business Days’ notice to Borrowers obtain such insurance and pay the premium therefor 101 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

on behalf of such Loan Party, which payments shall be charged to Borrowers’ Account and constitute part of the Obligations. 6.7. Payment of Indebtedness and Leasehold Obligations. Pay, discharge or otherwise satisfy (i) at or before maturity (subject, where applicable, to specified grace periods) all of its Material Indebtedness, except when the amount or validity thereof is currently being Properly Contested, subject at all times to any applicable subordination arrangement in favor of Agent and the Lenders and (ii) when due its rental obligations under all leases under which it is a tenant, and, except to the extent such failure could not reasonably be expected to result in a Material Adverse Effect, shall otherwise comply with all other terms of such leases and keep them in full force and effect. 6.8. Environmental Matters. Except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect: (a) Ensure that all of the Real Property owned or leased by any Loan Party and all operations and businesses conducted thereon are in compliance and remain in compliance with all Environmental Laws and it shall manage any and all Hazardous Materials on any Real Property owned or leased by any Loan Party in compliance with Environmental Laws. (b) Establish and maintain an environmental management and compliance system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic environmental compliance audits to be conducted by knowledgeable environmental professionals. (c) Respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral to any Lien. If any Loan Party shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Loan Party shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent’s interest in the Collateral: (i) give such notices or (ii) enter onto the applicable Real Property (or authorize third parties to enter onto such Real Property) and take such actions as Agent (or such third parties as directed by Agent) deems reasonably necessary or advisable, to remediate, remove, mitigate or otherwise manage with any such Hazardous Discharge or Environmental Complaint. All out-of-pocket costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Domestic Rate Loans constituting Revolving Advances shall be paid upon demand by the Loan Parties, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Agent, any Lender and any Loan Party. (d) To the extent Agent reasonably believes any Hazardous Discharge has ocurreed which could reasonably be expected to result in a Material Adverse Effect, promptly upon the written request of Agent, the Loan Parties shall provide Agent, at the Loan Parties’ expense, with an environmental site assessment or environmental compliance audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of 102 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, remediation and removal of any Hazardous Materials with respect to such Hazardous Discharge. 6.9. Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12 and 9.13 hereof as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and agreed to by such reporting accountants or officer, as applicable). 6.10. Federal Securities Laws. Promptly notify Agent in writing if any Loan Party or any of its Subsidiaries (a) is required to file periodic reports under the Exchange Act, (b) registers any securities under the Exchange Act or (c) files a registration statement under the Securities Act. 6.11. Execution of Supplemental Instruments. Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent may reasonably request, in order that the full intent of this Agreement may be carried into effect. 6.12. Government Receivables. Take all steps necessary to protect Agent’s interest in the Collateral under the Federal Assignment of Claims Act, the Uniform Commercial Code and all other applicable state or local statutes or ordinances and deliver to Agent appropriately endorsed, any instrument or chattel paper connected with any Receivable arising out of any contract between any Loan Party and the United States, any state or any department, agency or instrumentality of any of them. 6.13. Keepwell. If it is a Qualified ECP Loan Party, then jointly and severally, together with each other Qualified ECP Loan Party, hereby absolutely unconditionally and irrevocably (a) guarantees the prompt payment and performance of all Swap Obligations owing by each Non-Qualifying Party (it being understood and agreed that this guarantee is a guaranty of payment and not of collection), and (b) undertakes to provide such funds or other support as may be needed from time to time by any Non-Qualifying Party to honor all of such Non-Qualifying Party’s obligations under this Agreement or any Other Document in respect of Swap Obligations (provided, however, that each Qualified ECP Loan Party shall only be liable under this Section 6.14 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.13, or otherwise under this Agreement or any Other Document, voidable under Applicable Law, including Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section 6.14 shall remain in full force and effect until the Payment in Full of the Obligations, the termination of the Commitments and the termination of this Agreement and the Other Documents. Each Qualified ECP Loan Party intends that this Section 6.13 constitute, and this Section 6.13 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18(A)(v)(II) of the CEA. 6.14. Certificate of Beneficial Ownership and Other Additional Information. Provide to Agent and the Lenders: (a) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to Agent and Lenders; (b) a new Certificate of Beneficial Ownership, in form and substance acceptable to Agent and each Lender, when the individual(s) to be 103 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

identified as a Beneficial Owner have changed; and (c) such other information and documentation as may reasonably be requested by Agent or any Lender from time to time for purposes of compliance by Agent or such Lender with all applicable Anti-Corruption Laws and Anti-Money Laundering Laws (including all “know your customer” and other anti-money laundering rules and regulations), and any policy or procedure implemented by Agent or such Lender to comply therewith. 6.15. Anti-Corruption Laws; Anti-Money Laundering Laws and International Trade Laws. (a) Immediately notify the Agent and each Lender in writing upon the occurrence of a Reportable Compliance Event; (b) immediately provide substitute Collateral to the Agent if, at any time, any Collateral becomes Blocked Property; and (c) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by each Covered Entity and all officers, directors, employees, agents and Affiliates of such Covered Entity in connection with this Agreement. 6.16. Collateral. To the extent any Loan Party grants a Lien in any of its machinery, Equipment, furniture, fixtures, Subsidiary Stock, Intellectual Property, Leasehold Interests, Real Property or other assets not constituting Collateral to secure any Indebtedness described in clauses (a), (b) or (d) of such definition, then contemporaneously with the granting of such Lien, the Loan Parties shall grant to Agent a perfected second priority Lien on such assets and cause the obligee(s) with respect to such Indebtedness to enter into an intercreditor agreement in form and substance satisfactory to Agent in its Permitted Discretion. The foregoing shall not be deemed to be implied consent to the granting of any Lien or security interest that is otherwise prohibited by Section 7.2 hereof. 6.17. Post Closing Covenants. (a) The Loan Parties shall, within thirty (30) days of the Closing Date (or such later date as agreed upon by Agent in its Permitted Discretion), deliver to Agent, Control Agreements with respect to any deposit accounts and securities accounts set forth in Schedule 4.8(j) (other than Excluded Accounts), but including for the avoidance of doubt the deposit accounts and securities accounts maintained at BNY Mellon ending in [***] and [***]. (b) The Loan Parties shall, within thirty (30) days of the Closing Date (or such later date as agreed upon by Agent in its Permitted Discretion), deliver to Agent endorsements issued by the Loan Parties’ insurer required by Section 6.6 hereof naming Agent as lenders loss payee and additional insured, as applicable. (c) The Loan Parties shall, within thirty (30) days of the Closing Date (or such later date as agreed upon by Agent in its Permitted Discretion), open and maintain an operating account with PNC. (d) AmeriGas shall, within thirty (30) days of the Closing Date (or such later date as agreed upon by Agent in its Permitted Discretion), deliver to Agent a duly executed Access Agreement. (e) AmeriGas shall, within forty five (45) days of the Closing Date (or such later date agreed upon by Agent in its Permitted Discretion), deliver to Agent a no interest letter from Banc of 104 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

America Leasing and Capital, LLC pursuant to which Banc of America Leasing and Capital, LLC agrees that it has no lien on, security interest in, or other interest in any Receivables of AmeriGas other than proceeds of any sale, lease or disposition of trucks and other equipment and property leased by Banc of America Leasing and Capital, LLC to AmeriGas. VII. NEGATIVE COVENANTS. No Loan Party shall, until the Payment in Full of the Obligations, the termination of the Commitments and the termination of this Agreement: 7.1. Merger, Consolidation, Acquisition and Sale of Assets. (a) Enter into any merger, consolidation or other reorganization with or into any other Person, acquire all or a substantial portion of the assets or Equity Interests of any Person, permit any other Person to consolidate with or merge with it, or consummate an LLC Division, except that (i) any Loan Party or Subsidiary thereof may merge, consolidate or reorganize with another Loan Party or acquire the assets or Equity Interest of another Loan Party or Subsidiary thereof so long as (A) such Loan Party shall provide Agent with ten (10) days (or such shorter time period as agreed upon by Agent in its Permitted Discretion) prior written notice of such merger, consolidation or reorganization, (B) in connection with any merger, consolidation or reorganization to which a Borrower is a party, such Borrower must be the surviving entity of merger, consolidation or reorganization, (C) in connection with any merger, consolidation or reorganization between a Loan Party and any of its Affiliates or Subsidiaries which is not a Loan Party, such Loan Party must be the surviving entity of merger, consolidation or reorganization, and (D) such Loan Party shall deliver to Agent all of the relevant agreements, documents and instruments evidencing such merger, consolidation or reorganization and (ii) a Loan Party may make Permitted Acquisitions. (b) Sell, lease, transfer or otherwise dispose of any of its properties or assets, except: (i) the sale of Inventory in the Ordinary Course of Business; (ii) disposition or transfer of obsolete and worn-out Equipment in the Ordinary Course of Business; (iii) dispositions of property of any Loan Party to another Loan Party or from any Subsidiary that is not a Loan Party to any Loan Party or other Subsidiary; (iv) dispositions of delinquent notes or Receivables in the Ordinary Course of Business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction); (v) the disposition of obsolete, worn-out and unused property no longer used or useful in the business of the Loan Parties in the Ordinary Course of Business and consistent with past practices; (vi) dispositions of property to the extent that (A) such Property is exchanged for credit against the purchase price of similar replacement property, or (B) such property is exchanged for like property for use in a similar business; provided, in each case, that to the extent the 105 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

property being transferred constitutes Collateral, such replacement property shall constitute Collateral and any such replacement property or credit shall be equal to the fair market value (as determined by AmeriGas in good faith) of the property so exchanged; (vii) use of cash and dispositions of cash equivalents in the Ordinary Course of Business; (viii) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of AmeriGas or its Subsidiaries; (ix) dispositions of any Swap Agreements; (x) non-exclusive licenses and sublicenses of intellectual property rights in the Ordinary Course of Business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrowers and their Subsidiaries; (xi) leases, subleases, licenses or sublicenses of real or personal property granted by any Borrower or any of its Subsidiaries to others in the Ordinary Course of Business not interfering in any material respect with the business of AmeriGas or any of its Subsidiaries; (xii) dispositions of assets (other than Receivables or Inventory) to a Person other than an Affiliate in exchange for other assets having a fair market value (as determined in good faith by AmeriGas) of not less than that of the assets so exchanged; (xiii) the write-off of good will or other intangibles in the Ordinary Course of Business and Dispositions as a result of any theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective properties; (xiv) Dispositions constituting Sale Leaseback Transactions that are permitted under Section 10.11 in an aggregate amount not to exceed $50,000,000; (xv) Dispositions to the extent constituting Investments permitted under Section 7.4 and dividends or distributions permitted under Section 7.7; and (xvi) any disposition (other than (x) a sale of all or substantially all of the assets or property of AmeriGas, any Guarantor or any Subsidiary (other than an Excluded Subsidiary), or (y) a disposition of Receivables) to a Person other than a Subsidiary or Affiliate; provided that (i) such disposition shall be for fair market value (as determined by AmeriGas in good faith) and (ii) 75% of the purchase price for all Property subject to such disposition shall be paid in cash or cash equivalents. 7.2. Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter created or acquired, except Permitted Liens. 7.3. Guarantees. Become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) as disclosed on Schedule 7.3 hereto, (b) guarantees by one or more Loan Parties of the Indebtedness or obligations of any other Loan Party or Subsidiary thereof to the extent such Indebtedness or obligations constitute 106 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Permitted Indebtedness (and for the avoidance of doubt, any guaranty by a Loan Party of any Indebtedness or obligations of a Subsidiary that is not a Loan Party shall only be permitted to the extent the underlying Indebtedness or obligations are permitted to be directly incurred by such Loan Party, and will be treated as Indebtedness of such Loan Party for purposes of Section 7.8 hereof); and (c) the endorsement of checks in the Ordinary Course of Business. 7.4. Investments. Make or hold any Investment, other than any than Permitted Investments. 7.5. Loans. Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate other than Permitted Loans. 7.6. Reserved. 7.7. Dividends and Distributions. Declare, pay or make any dividend or distribution (whether in cash, securities or other property) on any Equity Interests of any Loan Party or apply any of its funds, property or assets to the purchase, redemption, acquisition, cancellation or other retirement of any of its Equity Interests, or of any options to purchase or acquire any Equity Interests of any Loan Party, except that: (a) A Loan Party may make dividends or distributions payable in its stock (other than Disqualified Equity Interests), or split-ups or reclassifications of its Equity Interests (other than Disqualified Equity Interests); (b) a Loan Party may make Tax Distributions to its members or shareholders when the applicable income Tax giving rise to such Tax Distribution is due, including in respect of estimated income Tax payments; (c) any Loan Party or any of its Subsidiaries may declare and pay dividends or make other distributions directly to its Parent to the extent such Parent is a Loan Party; (d) distributions by AmeriGas to reimburse a direct or indirect parent company for operating expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties) to the extent such costs and expenses are reasonable, customary, consistent with past practice and incurred in the Ordinary Course of Business and related to the business of AmeriGas and its Subsidiaries, and are included in “Operating and administrative expenses” on the Consolidated Statements of Operations of AmeriGas; and (e) any Loan Party may make dividends and distribution to the extent that at the time of, and after giving pro forma effect thereto, the Payment Conditions are satisfied. 7.8. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness. 7.9. Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted. 107 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

7.10. Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except for (a) transactions among the Loan Parties, (b) payment by the Loan Party of dividends and distributions permitted under Section 7.7 hereof and transactions with Subsidiaries and Affiliates expressly permitted by Sections 7.1, 7.3, 7.4, 7.5, 7.8, 7.17, and 7.18 hereof, (c) transactions which are in the Ordinary Course of Business, on an arm’s-length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate; provided, however, that neither the extension of credit to, nor the assumption, endorsement or guaranty of any Indebtedness of, any Affiliate (other than a Borrower) shall be deemed to be a transaction in the Ordinary Course of Business for purposes of this Section 7.10, (d) employment and severance arrangements (including stock option plans, restricted stock agreements and employee benefit plans and arrangements) with their respective officers and employees in the Ordinary Course of Business, (e) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of (i) the General Partner and (ii) AmeriGas and its Subsidiaries, in each case, in the Ordinary Course of Business to the extent attributable to the ownership or operation of AmeriGas and its Subsidiaries; (f) transactions in the Ordinary Course of Business in connection with reinsuring the self-insurance programs or other similar forms of retained insurable risks of the retail propane business operated by AmeriGas, its Subsidiaries and its Affiliates, (g) transactions in the Ordinary Course of Business consistent with past practices for the provision of general and customary corporate services related to the business of AmeriGas and its Subsidiaries; provided that any payments for such general and customary corporate services are included in the “Operating and administrative expenses” on the Consolidated Statements of Operations of AmeriGas, and (h) transactions existing on the Closing Date not otherwise permitted hereunder and described on Schedule 7.10. 7.11. Reserved. 7.12. Subsidiaries. Form or acquire any Subsidiary unless such Subsidiary (i) expressly joins in this Agreement as a Loan Party and becomes jointly and severally liable for the Obligations (other than any Excluded Subsidiary), and (ii) Agent shall have received all documents, including without limitation, legal opinions and appraisals it may reasonably require to establish compliance with each of the foregoing conditions in connection therewith. Borrower shall cause any Subsidiary that ceases to be an Excluded Subsidiary to promptly, and in any event within thirty (30) days (or such longer period as the Agent may agree) of such event, comply with this Section 7.12. 7.13. Fiscal Year and Accounting Changes. Change its fiscal year from September 30 or make any significant change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in tax reporting treatment except as required by law. 7.14. Pledge of Credit. Now or hereafter pledge Agent’s or any Lender’s credit on any purchases, commitments or contracts or for any purpose whatsoever or use any portion of any Advance in or for any business other than such Loan Party’s business operations as conducted on the Closing Date. 7.15. Amendment of Organizational Documents. (a) Change its legal name, (b) change its form of legal entity (e.g., converting from a corporation to a limited liability company or vice versa), (c) change its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction, or (d) otherwise amend, modify or waive any term or material provision of its Organizational Documents in a manner adverse to the Lenders unless required by law, in any such case 108 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

without (i) giving at least ten (10) days’ (or such shorter time period as agreed upon by Agent in its Permitted Discretion) prior written notice of such intended change to Agent, and (ii) having received from Agent confirmation that Agent has taken all steps necessary for Agent to continue the perfection of and protect the enforceability and priority of its Liens in the Collateral belonging to such Loan Party and in the Equity Interests of such Loan Party. 7.16. Compliance with ERISA. (a) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute, or permit any member of the Controlled Group to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 5.8(e) hereto, (b) engage, or permit any member of the Controlled Group to engage, in any non-exempt “prohibited transaction”, as that term is defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code, (c) terminate, or permit any member of the Controlled Group to terminate, any Plan where such event could result in any liability of any Loan Party or any member of the Controlled Group or the imposition of a lien on the property of any Loan Party or any member of the Controlled Group pursuant to Section 4068 of ERISA, (d) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (e) fail promptly to notify Agent of the occurrence of any Termination Event, (f) fail to comply, or permit any member of the Controlled Group to fail to comply, with the requirements of ERISA or the Internal Revenue Code or other Applicable Laws in respect of any Plan, (g) fail to meet, permit any member of the Controlled Group to fail to meet, or permit any Plan to fail to meet all minimum funding requirements under ERISA and the Internal Revenue Code, without regard to any waivers or variances, or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect to any Plan, or (h) cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.8(e) hereof to cease to be true and correct. 7.17. Prepayment of Indebtedness. At any time directly prepay any Indebtedness for borrowed money (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness for borrowed money of any Loan Party (a) unless after giving effect to such prepayment, the Payment Conditions are satisfied and (b) except that AmeriGas may prepay any tranche of Senior Notes so long as such payment does not exceed $150,000,000 and after giving effect to such prepayment, the Payment Conditions are satisfied. 7.18. Subordinated Indebtedness. At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of any Subordinated Indebtedness, except as expressly permitted in the applicable Subordination Agreement. 7.19. Other Agreements. Permit MLP to enter into any amendment, waiver or modification of the Senior Notes to the extent such amendment, waiver or modification would amend the payment terms thereof (including any acceleration of any payment thereunder) or be materially adverse to Agent and Lenders. 7.20. Reserved. 7.21. Locations. No Loan Party shall move its chief executive office from the location set forth on Schedule 4.4 hereto (as updated from time to time), permit its material books and records or servers which contain information or data not available at its chief executive office to be located at any 109 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

location not set forth on Schedule 4.4 hereto, in each case, without providing Agent with prior written notice thereof, which notice shall be deemed to update Schedule 4.4 hereto. 7.22. Anti-Corruption Laws; Anti-Money Laundering Laws and International Trade Laws. Do any of the following, nor permit its directors, officers, employees, agents or Affiliates in connection with this Agreement, nor permit such Loan Party’s Subsidiaries, to: (a) become a Sanctioned Person; (b) directly or indirectly provide, use, or make available the proceeds of any Advance hereunder (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Agent, Issuer, any Lender, or any underwriter, advisor, investor or otherwise) of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law or (iv) in violation of any Applicable Law, including, without limitation, any applicable Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) repay any Advance with Blocked Property or funds derived from any unlawful activity; or (d) permit any Collateral to become Blocked Property. VIII. CONDITIONS PRECEDENT. 8.1. Conditions to Initial Advances. The agreement of Lenders to make the initial Advances requested to be made on the Closing Date is subject to the satisfaction, or waiver by Agent, immediately prior to or concurrently with the making of such Advances, of the following conditions precedent: (a) Other Documents. Subject to Section 6.17, Agent shall have received, in form and substance satisfactory to Agent, each of the Other Documents, in each case duly authorized, executed and delivered by the Loan Parties and any other Person party thereto; (b) Structure, etc. The ownership, capital, corporate, tax, organizational and legal structure of the Loan Parties and their Subsidiaries shall be acceptable to Agent and shall optimize Agent’s and each Lender’s rights as secured creditors to enforce their claims and the Collateral securing the Obligations; (c) Financial Condition Certificate. Agent shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(c) attached hereto. (d) Closing Certificate. Agent shall have received a closing certificate signed by the Treasurer of each Loan Party dated as of the Closing Date, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct in all material respects on and as of such date, and (ii) on such date no Default or Event of Default has occurred or is continuing; (e) Reserved; (f) Reserved; (g) Undrawn Availability. After giving effect to the initial Advances, the Borrowers shall have Undrawn Availability of at least $100,000,000; 110 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(h) [Reserved]; (i) Senior Notes. Agent shall have received final executed copies of the Senior Notes (and all amendments, modifications, supplements and waivers with respect thereto); (j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statements and Uniform Commercial Code termination statements or written authorization that permits the Borrowers or the Agent (if delegated by the Borrowers) to file such Uniform Commercial Code financing statements or termination statements) required by this Agreement, any of the Other Documents or under Applicable Law or reasonably requested by Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral and in order to terminate the perfected security interest in or lien upon the Collateral of Existing Agent shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; (k) Payoff Letter. Agent shall have received, in form and substance reasonably satisfactory to Agent, a payoff letter from Existing Agent providing that, among other things, all of the Indebtedness of the Loan Parties under the Existing Loan Documents has been paid and satisfied in full; (l) Secretary’s Certificates, Authorizing Resolutions and Good Standing Certificates. Agent shall have received, in form and substance satisfactory to Agent, a certificate of the Secretary or Assistant Secretary (or other equivalent officer or manager) of each Loan Party dated as of the Closing Date which shall certify (i) copies of resolutions, in form and substance reasonably satisfactory to Agent, of the board of directors (or other equivalent governing body or member) of such Loan Party authorizing (x) the execution, delivery and performance of this Agreement and the Other Documents to which such Loan Party is a party (including authorization of the incurrence of Indebtedness, borrowing of Advances and requesting of Letters of Credit on a joint and several basis with all Loan Parties as provided for herein), and (y) the granting by such Loan Party of the Liens upon the Collateral to secure all of the joint and several Obligations of the Loan Parties (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Agreement and the Other Documents, (iii) copies of the Organizational Documents of such Loan Party as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Loan Party in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Loan Party’s business activities or the ownership of its properties necessitates qualification to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect, as evidenced by good standing certificates (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction; (m) Legal Opinion. Agent shall have received, in form and substance satisfactory to Agent, the executed legal opinion of counsel to the Loan Parties which shall cover such matters incident to the Transactions as Agent may reasonably require and each Loan Party hereby authorizes and directs such counsel to deliver such opinion to Agent and Lenders; 111 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(n) No Litigation. No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Loan Party or against the officers or directors of any Loan Party (A) in connection with this Agreement, the Other Documents, or any of the transactions contemplated hereby or thereby and which, in the reasonable opinion of Agent, is deemed material or (B) which could, in the reasonable opinion of Agent, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Loan Party or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body; (o) Fees and Expenses. Agent and Lenders shall have received all fees payable to Agent and/or Lenders, which are due on or prior to the Closing Date hereunder or under any Other Document, and reimbursement of all costs and expenses incurred as of the Closing Date which are payable or reimbursable under this Agreement or any Other Document and for which reimbursement has been requested; (p) Financial Statements. Agent shall have received (i) a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Agent, (ii) the Loan Parties audited financial statements for the fiscal years ending September 30, 2022 and September 30, 2023, and (iii) the Loan Parties interim financial statements for the fiscal quarter ending March 31, 2024; (q) Insurance. Agent shall have received, in form and substance satisfactory to Agent, (i) evidence that adequate insurance, including without limitation, casualty and liability insurance, required to be maintained under this Agreement is in full force and effect, (ii) insurance certificates issued by the Loan Parties’ insurance broker containing such information regarding the Loan Parties’ casualty and liability insurance policies as Agent shall request and naming Agent as an additional insured, lenders loss payee and/or mortgagee, as applicable; (r) Payment Instructions. Agent shall have received written instructions from Borrowing Agent directing the application of proceeds of the initial Advances made pursuant to this Agreement; (s) Consents. Agent shall have received any and all Consents necessary to permit the effectuation of the Transactions and Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Collateral, as Agent shall deem necessary; (t) No Material Adverse Effect. (i) Since September 30, 2023, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no representations made or information supplied to Agent or Lenders shall have been proven to be inaccurate or misleading in any material respect; (u) Contract Review. Agent shall have received and reviewed all Material Contracts of the Loan Parties and such contracts and agreements shall be satisfactory in all respects to Agent; (v) Compliance with Laws. Agent shall be reasonably satisfied that each Loan Party is in compliance with all Applicable Laws, including those with respect to the Federal Occupational 112 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Safety and Health Act, the Environmental Protection Act, ERISA and all Anti-Money Laundering Laws and Anti-Corruption Laws; (w) Certificate of Beneficial Ownership; USA PATRIOT Act Diligence. Agent and each Lender shall have received, in form and substance acceptable to Agent, a Certificate of Beneficial Ownership duly authorized, executed and delivered by each Borrower and such other documentation and other information requested in connection with all applicable Anti-Corruption Laws and Anti-Money Laundering Laws (including all “know your customer” and other anti-money laundering rules and regulations); and (x) Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Transactions shall be satisfactory in form and substance to Agent. 8.2. Conditions to Each Advance. The agreement of Lenders to make any Advance requested to be made on any date (including the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made: (a) Representations and Warranties. Each of the representations and warranties made by or on behalf of any Loan Party in or pursuant to this Agreement and the Other Documents, and each of the representations and warranties in any agreement, document, instrument, certificate or financial or other statement provided at any time under or in connection with this Agreement and the Other Documents shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case true and correct in all respects) on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date); (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date; provided, however that Agent, in its sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and (c) Maximum Advances. In the case of any type of Advance requested to be made, after giving effect thereto, the aggregate amount of such type of Advance shall not exceed the maximum amount of such type of Advance permitted under this Agreement. Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Loan Party as of the date of such Advance that the conditions of this subsection shall have been satisfied. IX. INFORMATION AS TO THE LOAN PARTIES. Each Loan Party shall, or (except with respect to Section 9.11 hereof) shall cause Borrowing Agent on its behalf to, until the Payment in Full of the Obligations, the termination of the Commitments and the termination of this Agreement: 113 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

9.1. Disclosure of Material Matters. Immediately upon learning thereof, report to Agent (a) all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, including any Loan Party’s reclamation or repossession of, or the return to any Loan Party of, a material amount of goods or claims or disputes asserted by any Customer or other obligor, and (b) any investigation, hearing, proceeding or other inquest by any Governmental Body into any Loan Party or any Affiliate of any Loan Party with respect to Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws. 9.2. Schedules. Deliver to Agent, in form and substance satisfactory to Agent: (a) on or before the fifteenthtwentieth (15th20th) day of each month as and for the prior month (i) accounts receivable agings inclusive of reconciliations to the general ledger, (ii) accounts payable schedules inclusive of reconciliations to the general ledger, (iii) Inventory reports and (iv) a Borrowing Base Certificate (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement); and (b) on or before Tuesday of each week, during an Enhanced Reporting Period, a Borrowing Base Certificate (which shall be calculated as of the last day of the week and which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement) and (c) at such intervals as Agent may require: (i) confirmatory assignment schedules; (ii) copies of Customer’s invoices; (iii) evidence of shipment or delivery; and (iv) such further schedules, documents and/or information regarding the Collateral as Agent may require including trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Loan Party and delivered to Agent from time to time solely for Agent’s convenience in maintaining records of the Collateral, and any Loan Party’s failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent’s Lien with respect to the Collateral. Unless otherwise agreed to by Agent, the items to be provided under this Section 9.2 shall be delivered to Agent by the specific method of Approved Electronic Communication designated by Agent. 9.3. Environmental Reports(a) . (b) In the event any Loan Party obtains, gives or receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Materials at any Real Property owned or leased by any Loan Party (any such event being hereinafter referred to as a “Hazardous Discharge”) or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at any such Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting such Real Property or any Loan Party’s interest therein or the operations or the business, in each case, that could reasonably be expected to have a Material Adverse Effect (any of the foregoing is referred to herein as an “Environmental Complaint”) from any Person, including any Governmental Body, then Borrowing Agent shall, within five (5) Business Days after any Responsible Officer of a Loan Party obtains knowledge thereof, give written notice of same to Agent detailing facts and circumstances of which any Loan Party is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in and Lien on the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto. 114 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(c) Borrowing Agent shall promptly forward to Agent copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Materials at any other site owned, operated or used by any Loan Party that could reasonably be expected to have a Material Adverse Effect and shall continue to forward copies of correspondence between any Loan Party and the Governmental Body regarding any such claims to Agent until the claim is settled. Borrowing Agent shall promptly forward to Agent copies of all documents and reports concerning a material Hazardous Discharge or Environmental Complaint at any Real Property owned or leased by any Loan Party, operations or business that any Loan Party is required to file under any Environmental Laws that could reasonably be expected to have a Material Adverse Effect. Such information is to be provided solely to allow Agent to protect Agent’s security interest in and Lien on the Collateral. 9.4. Litigation. Promptly notify Agent in writing of any claim, litigation, suit or administrative proceeding affecting any Loan Party, whether or not the claim is covered by insurance, and of any litigation, suit or administrative proceeding, which in any such case affects the Collateral or which could reasonably be expected to have a Material Adverse Effect. 9.5. Material Occurrences. Immediately notify Agent in writing upon the occurrence of: (a) any Event of Default or Default; (b) any event of default under the Senior Notes or any Subordinated Indebtedness; (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Notes or Subordinated Indebtedness; (d) any event, development or circumstance whereby any financial statements or other reports provided to Agent fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Loan Party as of the date of such statements; (e) any funding deficiency which, if not corrected as provided in Section 4971 of the Internal Revenue Code, could subject any Loan Party or any member of the Controlled Group to a tax imposed by Section 4971 of the Internal Revenue Code; (f) each and every default by any Loan Party which might result in the acceleration of the maturity of any Material Indebtedness and the amount of such Indebtedness; and (g) any other development in the business or affairs of any Loan Party, which could reasonably be expected to have a Material Adverse Effect; in each case as to clauses (a) through (g) of this Section 9.5, describing the nature thereof and the action the Loan Parties propose to take with respect thereto. 9.6. Government Receivables. Notify Agent promptly if any of its Receivables arise out of contracts between any Loan Party and the United States, any state, or any department, agency or instrumentality of any of them. 9.7. Annual Financial Statements. Deliver to Agent within one hundred five (105) days after the end of each fiscal year of the Loan Parties, audited financial statements of AmeriGas and its Subsidiaries on a consolidating and consolidated basis for such fiscal year, including, but not limited to, a balance sheet, statements of income, stockholders’ equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification (other than a “going concern” qualification resulting solely from (i) an upcoming maturity date under any material indebtedness occurring within one year from the time such opinion is delivered or (ii) a breach or anticipated breach of financial covenants) by an 115 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

independent certified public accounting firm selected by the Loan Parties and satisfactory to Agent. The reports described in this Section shall be accompanied by a Compliance Certificate. 9.8. Quarterly Financial Statements. Deliver to Agent within forty-five (45) days after the end of each fiscal quarter, an unaudited balance sheet of AmeriGas and its Subsidiaries on a consolidated and consolidating basis and unaudited statements of income, stockholders’ equity and cash flow of the Loan Parties on a consolidated and consolidating basis reflecting results of operations from the beginning of the fiscal year to the end of such fiscal quarter and for such fiscal quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the Loan Parties’ business operations and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The reports described in this Section shall (except with respect to the fiscal quarter ending September 30 of each fiscal year) be accompanied by a Compliance Certificate. 9.9. ReservedMLP Account Balance.. .. Commencing on the Second Amendment Effective Date and continuing through the date the 2025 Senior Notes are redeemed, deliver to Agent daily, evidence of the total amount of cash in the MLP’s deposit accounts in the United States, as of such date. 9.10. Other Reports. Provide Agent as soon as available, but in any event within ten (10) days after the issuance thereof, with (a) copies of such financial statements, reports and returns as each Loan Party shall send to the holders of its Equity Interests and (b) copies of all notices, reports, financial statements and other materials sent or received pursuant to the Senior Notes. 9.11. Additional Information. Provide Agent with such additional information as Agent shall reasonably request in order to enable Agent to determine whether the terms, covenants, provisions and conditions of this Agreement and the Other Documents have been complied with by the Loan Parties, including without limitation, notice of any strikes or walkouts and the expiration of any labor contract to which any Loan Party is a party or by which any Loan Party is bound. 9.12. Projected Operating Budget. Provide Agent, within 15 days after approval by the board of directors of the General Partner (but in any event not later than November 30 of each fiscal year) commencing with the fiscal year ending September 30, 2025, an annual operating forecast for the next Fiscal Year including annual statements of cash flow, balance sheets and income statements of AmeriGas (which shall include a month by month operating budget and cash flow of AmeriGas and its Subsidiaries on a consolidated and consolidating basis for such fiscal year and an income statement for each month and a balance sheet as of the end of the last month of each fiscal quarter). 9.13. Variances from Operating Budget. Deliver to Agent, concurrently with the delivery of the financial statements referred to in Sections 9.7 and 9.9 hereof, a written report summarizing all material variances from budgets submitted by the Loan Parties pursuant to Section 9.12 hereof and a discussion and analysis by management with respect to such variances. 9.14. [Reserved]. 116 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

9.15. ERISA Notices and Requests. Provide Agent with immediate written notice in the event that (a) any Loan Party or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Loan Party or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (b) any Loan Party or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Section 406 of ERISA or 4975 of the Internal Revenue Code) has occurred together with a written statement describing such transaction and the action which such Loan Party or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (c) a funding waiver request has been filed with respect to any Plan together with all communications received by any Loan Party or any member of the Controlled Group with respect to such request, (d) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which any Loan Party or any member of the Controlled Group was not previously contributing shall occur, (e) any Loan Party or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (f) any Loan Party or any member of the Controlled Group shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, together with copies of each such letter; (g) any Loan Party or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (h) any Loan Party or any member of the Controlled Group shall fail to make a required installment or any other required payment under the Internal Revenue Code or ERISA on or before the due date for such installment or payment; or (i) any Loan Party or any member of the Controlled Group knows that (1) a Multiemployer Plan has been terminated, (2) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, (3) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan or (4) a Multiemployer Plan is subject to Section 432 of the Internal Revenue Code or Section 305 of ERISA. 9.16. Additional Documents. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement. 9.17. Updates to Certain Schedules9.18. . Deliver to Agent promptly as shall be required to maintain the related representations and warranties as true and correct, updates to Schedules 4.4 (Locations of Equipment and Inventory), 5.9 (Intellectual Property), 5.21 (Equity Interests), 5.22 (Commercial Tort Claims) and 5.23 (Letter-of-Credit Rights) to this Agreement; provided, that absent the occurrence and continuance of any Event of Default, the Loan Parties shall only be required to provide such updates on a quarterly basis (or with respect to Schedule 4.4, in connection with each field examination) in connection with delivery of a Compliance Certificate with respect to the applicable quarter. Any such updated Schedules delivered by the Loan Parties to Agent in accordance with this Section 9.17 shall automatically and immediately be deemed to amend and restate the prior version of such Schedule previously delivered to Agent and attached to and made part of this Agreement. Promptly provide to Agent notice of any new senior officer or manager of any Loan Party and such documentation with respect thereto, including incumbency certificates, as Agent may request to conduct its applicable due diligence with respect to such Person. 117 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

X. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an “Event of Default”: 10.1. Nonpayment. Failure by any Loan Party to pay when due (a) any principal on the Obligations (including without limitation pursuant to Section 2.20(a) hereof), or (b) any interest, other fee, charge, amount or liability provided for herein or in any Other Document and such default shall continue for a period of five (5) Business Days, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment; 10.2. Breach of Representation. Any representation or warranty described in Section 5.29 or Section 5.30 shall prove to have been incorrect or misleading in any respect on the date when made or deemed to have been made or any other representation or warranty made or deemed made by any Loan Party in this Agreement, any Other Document or in any agreement, document, certificate or financial or other statement provided at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made; 10.3. Financial Information. Failure by any Loan Party to (a) deliver financial information when due under Sections 9.7, 9.8, 9.12 or 9.13, or any other Section of this Agreement or, if no due date is specified herein, within three (3) Business Days following a request therefor, or (b) permit the inspection of its books or records or access to its premises for audits and appraisals in accordance with the terms hereof; 10.4. Judicial Actions and Seizures. (a) Issuance of a notice of Lien, levy, assessment, injunction or attachment (i) against any Borrower’s Inventory or Receivables or (ii) against a material portion of any Loan Party’s other property or (b) (i) the seizure, garnishment or taking by a Governmental Body, or any Loan Party of any portion of the Collateral, or (ii) the title and rights of any Loan Party which is the owner of any material portion of the Collateral shall have become the subject matter of claim, litigation, suit, garnishment or other proceeding in each case, which might, in the opinion of the Agent, upon final determination, result in impairment or loss of Collateral which could reasonably be expected to have a Material Adverse Effect; 10.5. Noncompliance. Except as otherwise provided for in Sections 10.1 and 10.3 hereof, (a) failure or neglect of any Loan Party to perform, keep or observe any term, provision, condition or covenant in Sections 2.21, 4.6, 4.8(h), 6.2(b)(i) (except with respect to any Loan Party (other than AmeriGas), in connection with a transaction otherwise permitted herein), 6.5, 6.15, 6.17 or any Section of Article VII or Section 9.5(a) hereof, or (b) failure or neglect of any Loan Party, or any Person to perform, keep or observe any other term, provision, condition or covenant herein, or in any Other Document or any other agreement or arrangement, now or hereafter entered into between any Loan Party or such Person, and Agent or any Lender which is not cured within twenty (20) days from the occurrence of such failure or neglect; 10.6. Judgments. To the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, any (a) judgment, writ, order or decree for the payment of money are rendered against any Loan Party for an aggregate amount in excess of 118 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

$50,000,000 or against all Loan Parties for an aggregate amount in excess of $50,000,000 and (b) (i) action shall be legally taken by any judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment, (ii) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any Liens arising by virtue of the rendition, entry or issuance of such judgment upon assets or properties of any Loan Party shall be senior to any Liens in favor of Agent on such assets or properties; 10.7. Bankruptcy. Any Loan Party or any Subsidiary (other than an Immaterial Subsidiary) of any Loan Party shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any Insolvency Laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such Insolvency Laws, or (h) take any action for the purpose of effecting any of the foregoing; 10.8. Reserved. 10.9. Lien Priority. Any Lien created hereunder or provided for hereby or under any of the Other Documents for any reason ceases to be or is not a valid and perfected Lien having a first priority Lien (subject only to Permitted Liens that have priority as a matter of Applicable Law to the extent such Liens only attach to Collateral other than Receivables or Inventory) with respect to Collateral with value in excess of $50,000,000; 10.10. Senior Notes and Subordinated Indebtedness. An (i) event of default has occurred under (x) the Senior Notes as a result of any obligor’s failure, or (y) any Subordinated Indebtedness as a result of any Loan Party’s failure, in each case, to make any payment due thereunder on the due date, which default shall not have been cured or waived within any applicable grace period, (ii) the obligations owing under the Senior Notes or any Subordinated Indebtedness have been accelerated, or (iii) if any Person party to any Subordination Agreement breaches or violates, or attempts to terminate or challenge the validity of, such Subordination Agreement; 10.11. Cross Default. Any “event of default” under any Indebtedness (other than the Obligations) of any Loan Party with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $50,000,000 or more (“Material Indebtedness”), arising from any Loan Party’s failure to make any payment due with respect thereto, or any other “event of default” occurs which causes the holder of any such Indebtedness of any Loan Party to accelerate such Indebtedness (and/or the obligations of such Loan Party thereunder) prior to the scheduled maturity or termination thereof; 10.12. Breach of Guaranty, Guarantor Security Agreement or Pledge Agreement. Termination or breach of any Guaranty, Guarantor Security Agreement, Pledge Agreement or similar agreement executed and delivered to Agent in connection with the Obligations of any Loan Party, or if any Loan 119 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Party or pledgor attempts to terminate or challenges the validity of, its liability under, any such Guaranty, Guarantor Security Agreement, Pledge Agreement or similar agreement; 10.13. Change of Control. Any Change of Control shall occur; 10.14. Invalidity. Any Loan Party shall claim in writing to Agent or any Lender that any material provision of this Agreement or any Other Document is not valid and binding on any Loan Party or any Loan Party challenges the validity of its liability under this Agreement or any Other Document; 10.15. Pension Plans. An event or condition specified in Section 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Loan Party or any member of the Controlled Group shall incur, or in the opinion of Agent be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Agent, would have a Material Adverse Effect; or the occurrence of any Termination Event, or any Loan Party’s failure to immediately report a Termination Event in accordance with Section 9.15 hereof. 10.16. Cure Right. Notwithstanding anything to the contrary contained herein, in the event that the Loan Parties fail to comply (x) with the requirements of Section 6.5(a) for any fiscal quarter (the “Applicable Fiscal Quarter”), then until the tenth (10th) Business Day (the “FCCR Cure Notice Deadline”) after the earlier of (a) delivery of the Compliance Certificate for the Applicable Fiscal Quarter, or (b) the due date for delivery of the Compliance Certificate for the Applicable Fiscal Quarter as required by Section 9.7 or 9.8 hereof, or (y) with the requirements of Section 6.5(b) on any date of determination (the “Applicable Liquidity Shortfall Date”), then until the third (3rd) Business Day (the “Liquidity Cure Notice Deadline”) after the Liquidity Shortfall Date, any holder of Equity Interests of AmeriGas or any of its direct or indirect Parents shall have the right to make a contribution to its equity in the form of common equity for cash and contribute the cash proceeds therefrom to AmeriGas and/or AmeriGas shall have the right to issue, obtain or recognize a contribution to its equity in the form of common equity for cash (the “Cure Right”), and upon the receipt by AmeriGas of such cash proceeds (the “Cure Amount”), pursuant to the exercise of such Cure Right, the calculation of Fixed Charge Coverage Ratio as used in the financial covenant set forth in Section 6.5(a) or the calculation of Liquidity shall, as applicable, be recalculated giving effect to the following pro forma adjustments so long as the cash proceeds of the exercise of such Cure Right are received by AmeriGas no later than five (5) Business Days after the FCCR Cure Notice Deadline or Liquidity Cure Notice Deadline (as applicable, the “Anticipated Cure Deadline”) and remitted to Agent for application to the Obligations in accordance with the terms hereof (without any corresponding reduction to the Revolving Commitments or Maximum Revolving Advance Amount): (a) With respect to a failure to comply with Section 6.5(a) for the Applicable Fiscal Quarter, EBITDA shall be increased, solely for the purpose of measuring the Fixed Charge Coverage Ratio set forth in Section 6.5(a) for the Applicable Fiscal Quarter (and the applicable subsequent periods which include the Applicable Fiscal Quarter) and not for any other purpose under this Agreement (including but not limited to determining the availability or amount of any covenant baskets or carve-outs), by an amount equal to the Cure Amount; provided that the receipt by AmeriGas of the Cure Amount pursuant to the Cure Right shall be deemed to have no other effect whatsoever under this 120 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Agreement (including but not limited to determining the availability or amount of any covenant baskets or carve-outs); (b) With respect to a failure to comply with Section 6.5(b) for any Applicable Liquidity Shortfall Date, the Liquidity covenant shall be recalculated as of the Applicable Liquidity Shortfall Date and the outstanding Revolving Advances as of the Applicable Liquidity Shortfall Date shall, for such calculation, be decreased by an amount equal to the Cure Amount actually applied to the outstanding Revolving Advances; (c) If, after giving effect to the foregoing recalculations, the Loan Parties shall then be in compliance with the requirements of the Fixed Charge Coverage Ratio set forth in Section 6.5(a) or the Liquidity covenant set forth in Section 6.5(b), as applicable, the Loan Parties shall be deemed to have satisfied the requirements of Section 6.5(a) or Section 6.5(b), as applicable, as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the financial covenant set forth in Section 6.5(a) or 6.5(b), as applicable, that had occurred shall be deemed cured for the purposes of this Agreement; and (d) upon receipt by Agent of written notice, on or prior to the FCCR Cure Notice Deadline or Liquidity Cure Notice Deadline, that AmeriGas intends to exercise the Cure Right in respect of an Applicable Fiscal Quarter or Applicable Liquidity Shortfall Date, Agent and Required Lenders shall not be permitted to accelerate the Obligations, exercise remedies against the Collateral or any other rights and remedies under any of the Other Documents that are available during the continuance of an Event of Default solely on the basis of a failure to comply with the requirements of the financial covenant set forth in Section 6.5(a) or 6.5(b), as applicable, unless such failure is not cured pursuant to the exercise of the Cure Right on or prior to the Anticipated Cure Deadline; provided that an Event of Default shall be deemed to exist under this Agreement for all other purposes until the Cure Right is exercised on or prior to the Anticipated Cure Deadline. For the avoidance of doubt, Agent and Lenders shall not be required to fund any Advance or issue any Letter of Credit, as applicable, during the period from delivery of written notice of AmeriGas’ intention to exercise its Cure Rights in respect of an Applicable Fiscal Quarter or Applicable Liquidity Shortfall Date under this Section 10.16 until the date AmeriGas exercises such Cure Right in respect of such fiscal quarter. (e) Notwithstanding anything herein to the contrary, (i) in each four (4) consecutive fiscal-quarter period there shall be at least two (2) fiscal quarters in respect of which the Cure Right with respect to Section 6.5(a) is not exercised, (ii) there can be no more than five (5) Cure Rights exercised during the Term, (iii) the Cure Right with respect to Section 6.5(a) shall not be exercised in consecutive fiscal quarters, and (iv) for purposes of this Section 10.16, the Cure Amount added to EBITDA shall be no greater than the minimum amount required to remedy the applicable failure to comply with the financial covenant set forth in Section 6.5(a). XI. RIGHTS AND REMEDIES AFTER DEFAULT. 11.1. Rights and Remedies. (a) Upon the occurrence of: (i) an Event of Default pursuant to Section 10.7 hereof (other than Section 10.7(g) hereof), all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated, (ii) any of the 121 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

other Events of Default and at any time thereafter, at the option of Agent or at the direction of Required Lenders all Obligations shall be immediately due and payable and Agent or Required Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances; and (iii) without limiting Section 8.2 hereof, any Event of Default under Section 10.7(g) hereof, the obligation of Lenders to make Advances hereunder shall be suspended until such time as such involuntary petition shall be dismissed. Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all rights and remedies provided for herein, under the Other Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent may enter any of any Loan Party’s premises or other premises without legal process and without incurring liability to any Loan Party therefor, and Agent may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require the Loan Parties to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give the Loan Parties reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowing Agent at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid (including credit bid) for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by each Loan Party. In connection with the exercise of the foregoing remedies, including the sale of Inventory, Agent is granted a perpetual nonrevocable, royalty free, nonexclusive license and Agent is granted permission to use all of each Loan Party’s (a) Intellectual Property which is used or useful in connection with Inventory for the purpose of marketing, advertising for sale and selling or otherwise disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The net cash proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order set forth in Section 11.6 hereof. Non-cash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, the Loan Parties shall remain liable to Agent and Lenders therefor. (b) To the extent that Applicable Law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Loan Party acknowledges and agrees that it is not commercially unreasonable for Agent: (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Customers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Customers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other Persons, whether or not in the same business as any Loan Party, for expressions of 122 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral; or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Loan Party acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Without limitation upon the foregoing, nothing in this Section 11.1(b) shall be construed to grant any rights to any Loan Party or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b). (c) Without limiting any other provision hereof, at any bona fide public sale, and to the extent permitted by Applicable Law, at any private sale, Agent shall be free to purchase all or any part of the Collateral. Any such sale may be on cash or credit. Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If any Collateral is customarily sold on a recognized market or threatens to decline speedily in value, Agent may sell such Collateral at any time without giving prior notice to any Loan Party or other Person. 11.2. Agent’s Discretion. Agent shall have the right in its sole discretion to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Agent’s or Lenders’ rights hereunder as against the Loan Parties or each other. 11.3. Setoff. Subject to Section 14.13 hereof, in addition to any other rights which Agent or any Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right, immediately and without notice of any kind, to apply any Loan Party’s property held by Agent and such Lender or any of their Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Agent and such Lender with respect to any deposits held by Agent or such Lender. Each such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Agent, except that the Agent may enter such setoff on its books and records at a later time. 11.4. Appointment of a Receiver. (a) Upon the occurrence and during the continuation of an Event of Default, Agent shall be entitled to the immediate appointment of a receiver for all or part of the Collateral, whether such receivership is incidental to a proposed sale of the Collateral or otherwise. In such event, Agent may take 123 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

proceedings in any court of competent jurisdiction for the appointment of a receiver of the Collateral or of any part thereof or may, to the extent permitted by Applicable Law, by instrument in writing appoint any Person to be a receiver of the Collateral or of any part thereof and may remove any receiver so appointed by Agent and appoint another in that Person’s stead. Any such receiver appointed by instrument in writing shall, to the extent permitted by Applicable Law, have all of the rights, remedies, benefits and powers of Agent under this Agreement and, without limiting the generality of the foregoing, any such receiver (or Agent) shall have the power to, to the full extent permitted by Applicable Law: (i) take possession of the Collateral or any part thereof; (ii) carry on or concur in carrying on all or any part or parts of the business of Borrowers relating to the Collateral; (iii) file such proofs of claim and other documents as may be necessary or advisable in order to have such receiver’s claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to Borrowers; (iv) borrow money required for the seizure, repossession, retaking, repair, insurance, maintenance, preservation, protection, collection, preparation for disposition, disposition or realization of the Collateral or any part thereof and for the enforcement of this Agreement or for the carrying on of the business of Borrowers on the security of the Collateral in priority to the security interest created under this Agreement; and (v) sell, lease or otherwise dispose of, or concur in the sale, lease or other disposition of, the whole or any part of the Collateral at public auction, by public tender or by private sale, lease or other disposition, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine. (b) Any such receiver shall for all purposes be deemed to be the agent of the Borrowers. Agent may from time to time fix a commercially reasonable remuneration of such receiver. Agent shall not in any way be responsible for any misconduct or negligence of any such receiver. Each Borrower hereby consents to the appointment of any such a receiver without bond, to the full extent permitted by Applicable Law. 11.5. Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative. 11.6. Allocation of Payments After Event of Default. (a) Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Agent on account of the Obligations (including without limitation any amounts on account of any of Cash Management Obligations or Swap Obligations), or in respect of the Collateral may, at Agent’s discretion, and shall, at the direction of the Required Lenders, be paid over or delivered as follows: 124 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

FIRST, to the payment of all out-of-pocket costs and expenses (including reasonable attorneys’ fees) of Agent in connection with enforcing its rights and the rights of Lenders under this Agreement and the Other Documents, and any Out-of-Formula Loans and Protective Advances funded by Agent with respect to the Collateral under or pursuant to the terms of this Agreement; SECOND, to payment of any fees owed to Agent; THIRD, to the payment of all out-of-pocket costs and expenses (including reasonable attorneys’ fees) of each of the Lenders to the extent owing to such Lenders pursuant to the terms of this Agreement; FOURTH, to the payment of all of the Obligations consisting of accrued interest on account of the Swing Loans; FIFTH, to the payment of the outstanding principal amount of the Obligations consisting of Swing Loans; SIXTH, to the payment of all Obligations arising under this Agreement and the Other Documents consisting of accrued fees and interest (other than interest in respect of Swing Loans paid pursuant to clause FOURTH above); SEVENTH, to the payment of the outstanding principal amount of the Obligations (other than principal in respect of Swing Loans paid pursuant to clause FIFTH above) arising under this Agreement, including Cash Management Obligations, and Swap Obligations (to the extent reserves for such Cash Management Obligations and Swap Obligations have been established by Agent) and the payment or cash collateralization of any outstanding Letters of Credit in accordance with Section 3.2(b) hereof; EIGHTH, to all other Obligations (including without limitation Cash Management Obligations and Swap Obligations) arising under this Agreement, under the Other Documents or otherwise which shall have become due and payable and not repaid pursuant to clauses “FIRST” through “SEVENTH” above; and NINTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. (b) In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Advances, Cash Management Obligations, and Swap Obligations held by such Lender bears to the aggregate then outstanding Advances, Cash Management Obligations and Swap Obligations) of amounts available to be applied pursuant to clauses “SIXTH”, “SEVENTH”, “EIGHTH” and “NINTH” of subsection (a) above; (iii) notwithstanding anything to the contrary in this Section 11.6, no Swap Obligations of any Non-Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty (including sums received as a result of the exercise of remedies with respect to such Guaranty) or from the proceeds of such Non-Qualifying Party’s Collateral if such Swap Obligations would constitute Excluded Hedge Liabilities, 125 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

provided, however, that to the extent possible appropriate adjustments shall be made with respect to payments and/or the proceeds of Collateral from other Loan Parties that are Eligible Contract Participants with respect to such Swap Obligations to preserve the allocation to Obligations otherwise set forth above in this Section 11.6; and (iv) to the extent that any amounts available for distribution pursuant to clause “SEVENTH” of subsection (a) above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by Agent as cash collateral for the Letters of Credit pursuant to Section 3.2(b) hereof and applied (A) first, to reimburse Issuer from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other Obligations of the types described in clauses “SEVENTH” and “EIGHTH” of subsection (a) above in the manner provided in this Section 11.6. XII. WAIVERS AND JUDICIAL PROCEEDINGS. 12.1. Waiver of Notice. Each Loan Party hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. 12.2. Delay. No delay or omission on Agent’s or any Lender’s part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default. 12.3. Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. XIII. EFFECTIVE DATE AND TERMINATION. 13.1. Term. This Agreement shall become effective on the Closing Date and shall continue in full force and effect until the last day of the Term, unless sooner terminated as herein provided. The Loan Parties may terminate this Agreement at any time upon five (5) Business Days’ (or such lesser period as the Agent may agree) prior written notice to Agent so long as the Obligations are Paid in Full in 126 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

connection therewith (which notice may be contingent upon the occurrence of another event or transaction). 13.2. Termination. The termination of this Agreement shall not affect Agent’s or any Lender’s rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until all of the Obligations have been Paid in Full and the Commitments and this Agreement have been terminated. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed in connection herewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrowers’ Account may from time to time be temporarily in a zero or credit position, until all of the Obligations have been Paid in Full after the termination of this Agreement or each Loan Party has provided Agent and Lenders with an indemnification satisfactory to Agent and Lenders with respect thereto. Accordingly, each Loan Party waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent shall not be required to send such termination statements to any Loan Party, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms, the Commitments have been terminated and all of the Obligations have been Paid in Full. All representations, warranties, covenants, waivers and agreements set forth herein shall survive termination hereof until the Payment in Full of the Obligations, the termination of the Commitments and the termination of this Agreement. XIV. REGARDING AGENT. 14.1. Appointment. Each Lender hereby designates PNC to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees (except the fees set forth in Section 3.4 hereof and the Fee Letter), charges and collections received pursuant to this Agreement, for the ratable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which, in Agent’s discretion, exposes Agent to liability or which is contrary to this Agreement or the Other Documents or Applicable Law unless Agent is provided with an indemnification reasonably satisfactory to Agent with respect thereto. 14.2. Nature of Duties. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof set forth in this Agreement, or in any of the Other Documents or in any 127 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Loan Party to perform its obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements set forth in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Loan Party. The duties of Agent as respects the Advances to the Borrowers shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the transactions described herein except as expressly set forth herein. 14.3. Lack of Reliance on Agent. Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of each Loan Party in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (b) its own appraisal of the creditworthiness of each Loan Party. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by any Loan Party pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Other Document, or of the financial condition of any Loan Party, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Other Documents or the financial condition or prospects of any Loan Party, or the existence of any Event of Default or any Default. 14.4. Resignation of Agent; Successor Agent. Agent may resign on thirty (30) days written notice to each Lender and Borrowing Agent and upon such resignation, Required Lenders will promptly designate a successor Agent reasonably satisfactory to Borrowing Agent (provided that no notice to or approval of Borrowing Agent shall be required (i) in any case where the successor Agent is one of the Lenders or (ii) after the occurrence and during the continuance of any Event of Default). Any such successor Agent shall succeed to the rights, powers and duties of Agent, and shall in particular succeed to all of Agent’s right, title and interest in and to all of the Liens in the Collateral securing the Obligations created hereunder or any Other Document, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. However, notwithstanding the foregoing, if at the time of the effectiveness of the new Agent’s appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former Agent to new Agent and/or for the perfection of any Liens in the Collateral as held by new Agent or it is otherwise not then possible for new Agent to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former Agent shall continue to hold such Liens solely as agent for perfection of such Liens on behalf of new Agent until such time as new Agent can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided that Agent shall not be required to or have any liability or responsibility to take any further actions after such date as such 128 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

agent for perfection to continue the perfection of any such Liens (other than to forego from taking any affirmative action to release any such Liens). After Agent’s resignation as Agent, the provisions of this Article XIV, and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement (and in the event resigning Agent continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this Article XIV and any indemnification rights under this Agreement, including without limitation, rights arising under Section 16.5 hereof, shall inure to its benefit as to any actions taken or omitted to be taken by it in connection with such Liens). 14.5. Certain Rights of Agent. If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of Required Lenders. 14.6. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, email, facsimile or telecopier message, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care. 14.7. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or Borrowing Agent referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders. 14.8. Indemnification. To the extent Agent is not reimbursed and indemnified by the Loan Parties, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the outstanding Advances and its respective Participation Commitments in the outstanding Letters of Credit and outstanding Swing Loans (or, if no Advances are outstanding, pro rata according to the percentage that its Revolving Commitment Amount constitutes of the total aggregate Revolving Commitment Amounts), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent’s gross (not mere) negligence or willful 129 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order). All amounts due under this Section 14.8 shall be payable not later than ten (10) days after demand therefor. 14.9. Agent in its Individual Capacity. With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term “Lender” or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with any Loan Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. 14.10. Delivery of Documents. To the extent Agent receives financial statements required under Sections 9.7, 9.8, 9.9, 9.12 and 9.13 hereof or Borrowing Base Certificates from any Loan Party pursuant to the terms of this Agreement which any Loan Party is not obligated to deliver to each Lender, Agent will promptly provide such documents and information to Lenders. 14.11. Loan Parties Undertaking to Agent. Without prejudice to their respective obligations to Lenders under the other provisions of this Agreement, each Loan Party hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the relevant Loan Party’s obligations to make payments for the account of Lenders or the relevant one or more of them pursuant to this Agreement. 14.12. No Reliance on Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended, modified, supplemented or replaced, the “CIP Regulations”), or any other Anti-Money Laundering Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Other Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such Anti-Money Laundering Laws. 14.13. Other Agreements. Each of the Lenders agrees that it shall not, without the prior written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any deposit accounts of any Loan Party now or hereafter maintained with such Lender. Anything in this Agreement to the contrary notwithstanding, each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take any action to protect or enforce its rights arising out of this Agreement or the Other Documents, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Other Documents shall be taken in concert and at the direction or with the consent of Agent or the Required Lenders. 130 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

14.14. Erroneous Payments. (a) If the Agent notifies a Lender, Issuer, any other Secured Party or any other Person that has received funds on behalf of a Lender, Issuer or Secured Party (any such Lender, Issuer, Secured Party or other Person, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Agent (or any of its Affiliates) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Agent, and such Lender, Issuer or Secured Party shall (or, with respect to any Payment Recipient that received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice from the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuer or Secured Party, or any Payment Recipient that has received funds on behalf of a Lender, Issuer or Secured Party hereby further agrees that if it receives an Erroneous Payment from the Agent (or any of its Affiliates) (x) that is in an amount different than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Issuer or Secured Party, or such other Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) In the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, Issuer or Secured Party shall (and shall cause any other Payment Recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this Section 14.14(b). (c) Each Lender, Issuer or Secured Party hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuer or Secured Party under any Other Document, or otherwise payable or distributable by the Agent to such Lender, Issuer or Secured Party 131 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

from any source, against any amount due to the Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor by the Agent in accordance with immediately preceding clause (a), from any Lender, Issuer or other Secured Party that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient that received such Erroneous Payment (or portion thereof) on its respective behalf (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender, Issuer or other Secured Party at any time, (i) such Lender, Issuer or other Secured Party shall be deemed to have assigned the Obligations owing to it (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of such Obligations, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest, and is hereby (together with the Loan Parties) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, (ii) the Agent, as the assignee Lender, shall be deemed to acquire such Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Agent, as the assignee Lender, shall become a Lender, Issuer or other Secured Party, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender, Issuer or other Secured Party shall cease to be a Lender, Issuer or other Secured Party, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, Issuer or other Secured Party, and (iv) the Agent may reflect in the Register its ownership interest in the applicable Obligations subject to the Erroneous Payment Deficiency Assignment. The Agent may, in its discretion, sell any Obligations acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender, Issuer or other Secured Party shall be reduced by the net proceeds of the sale of such Obligations (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender, Issuer or other Secured Party (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender, Issuer or other Secured Party and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Agent has sold any Obligations (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Agent may be equitably subrogated, the Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuer or other Secured Party under the Other Documents with respect to such Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from any Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, 132 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including without limitation, waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations under this Section 14.14 shall survive the resignation or replacement of the Agent, the termination of all of the Commitments and/or the Payment in Full of the Obligations. 14.15. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person become a Lender party hereto, to and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolving Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general separate accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolving Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolving Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolving Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in clause (a) above is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in 133 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

accordance with sub-clause (iv) in clause (a) above, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolving Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Other Document or any other documents related hereto or thereto). XV. BORROWING AGENCY. 15.1. Borrowing Agency Provisions. (a) Each Loan Party hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity, whether verbally, in writing or through electronic methods (including, without limitation, an Approved Electronic Communication), to (i) borrow, (ii) request advances, (iii) request the issuance of Letters of Credit, (iv) sign and endorse notes, (v) execute and deliver all instruments, documents, applications, security agreements, reimbursement agreements and letter of credit agreements for Letters of Credit and all other agreements, documents, instruments, certificates, notices and further assurances now or hereafter required hereunder, (vi) make elections regarding interest rates, (vii) give instructions regarding Letters of Credit and agree with Issuer upon any amendment, extension or renewal of any Letter of Credit and (viii) otherwise take action under and in connection with this Agreement and the Other Documents, all on behalf of and in the name of such Loan Party or the Loan Parties, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent. (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Loan Parties and at their request. Neither Agent nor any Lender shall incur liability to the Loan Parties as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Loan Party hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of the Loan Parties as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to willful misconduct or gross (not mere) negligence by the indemnified party (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order). (c) All Obligations shall be joint and several, and each Loan Party shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Loan Party shall in no way be affected by any extensions, renewals and forbearance granted by Agent or any Lender to any Loan Party, failure of Agent or any Lender to give any Loan Party notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any Loan Party, the release by Agent or any Lender of any Collateral now or thereafter acquired from any Loan Party, and such agreement by each Loan Party to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the 134 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

other Loan Parties or any Collateral for such Loan Party’s Obligations or the lack thereof. Each Loan Party waives all suretyship defenses. 15.2. Waiver of Subrogation. Each Loan Party expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Loan Party may now or hereafter have against the other Loan Parties or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to any other Loan Parties’ property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until the termination of the Commitments, the termination of this Agreement and the Payment in Full of the Obligations. 15.3. Common Enterprise. The successful operation and condition of each of the Borrowers is dependent on the continued successful performance of the functions of the group of Borrowers as a whole and the successful operation of each Borrower is dependent on the successful performance and operation of each other Borrower. Each of the Borrowers expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly or indirectly, from successful operations of each of the other Borrowers. Each Borrower expects to derive benefit (and the board of directors or other governing body of each such Borrower have determined that it may reasonably be expected to derive benefit), directly and indirectly, from the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Borrower has determined that execution, delivery, and performance of this Agreement and any Other Documents to be executed by such Borrower is within its corporate purpose, will be of direct and indirect benefit to such Borrower, and is in its best interest. XVI. MISCELLANEOUS. 16.1. Governing Law. This Agreement and each Other Document (unless and except to the extent expressly provided otherwise in any such Other Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Agreement or any of the Other Documents may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, each Loan Party accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Loan Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrowing Agent at its address set forth in Section 16.6 hereof and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Agent’s option, by service upon Borrowing Agent which each Loan Party irrevocably appoints as such Loan Party’s agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each Loan Party waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Loan Party waives the right to remove any judicial 135 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

proceeding brought against such Loan Party in any state court to any federal court. Any judicial proceeding by any Loan Party against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any of the Other Documents, shall be brought only in a federal or state court located in the County of New York, State of New York. 16.2. Entire Understanding. (a) This Agreement and the Other Documents contain the entire understanding between each Loan Party, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not set forth herein and hereinafter made shall have no force and effect unless in writing, signed by each Loan Party’s, Agent’s and each Lender’s respective officers. Neither this Agreement nor any portion or provisions hereof may be amended, modified, changed, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Notwithstanding the foregoing, Agent may modify this Agreement or any of the Other Documents for the purposes of completing missing content or correcting erroneous content of an administrative nature, without the need for a written amendment, provided that Agent shall send a copy of any such modification to the Borrowers and each Lender (which copy may be provided by electronic mail). Each Loan Party acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement. (b) Required Lenders (or Agent with the written consent of the Required Lenders) and the Loan Parties may, subject to the provisions of this Section 16.2(b), from time to time enter into any written amendments to this Agreement or any of the Other Documents (provided that any Lender Provided Swap Agreement may be amended, waived or otherwise modified solely in accordance with the terms thereof and shall not require the consent of Required Lenders or Agent) or any other supplemental agreements, documents or instruments for the purpose of adding or deleting any provisions or otherwise amending, modifying, supplementing, changing, varying or waiving in any manner the conditions, provisions or terms hereof or thereof or waiving any Event of Default hereunder or thereunder, but only to the extent specified in such written amendments or other agreements, documents or instruments; provided, however, that no such amendment, or other agreement, document or instrument shall: (i) increase the Revolving Commitment Percentage or the maximum dollar amount of the Revolving Commitment Amount of any Lender without the written consent of such Lender directly affected thereby; (ii) whether or not any Advances are outstanding, extend the Term or the time for payment of principal or interest of any Advance (excluding the due date of any mandatory prepayment of an Advance), or any fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Advances or reduce any fee payable to any Lender, without the written consent of each Lender directly affected thereby (except that Required Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 hereof or of default rates of Letter of Credit fees under Section 3.2 hereof (unless imposed by Agent)); 136 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(iii) alter, amend or modify the definition of the term “Required Lenders”, “Supermajority Lenders” or this Section 16.2(b) without the written consent of all Lenders; (iv) alter, amend or modify the provisions of Section 11.6 hereof or any other provision hereof relating to the pro rata treatment of Lenders without the consent of all Lenders; (v) release all or substantially all of the Collateral (other than in accordance with the provisions of this Agreement) without the written consent of all Lenders; (vi) change the rights and duties of Agent without the written consent of all Lenders; (vii) subject to Section 16.2(d) below, permit any Revolving Advance to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than sixty (60) consecutive Business Days or exceed one hundred and ten percent (110%) of the Formula Amount without the written consent of all Revolving Lenders; (viii) increase the Advance Rates above the Advance Rates in effect on the Closing Date or change the definition of Formula Amount or any of the other definitions used in the calculation of the Formula Amount in a manner that could increase the availability of any Revolving Advances under Section 2.1 without the consent of the Supermajority Lenders; provided that the use by Agent of its Permitted Discretion to make adjustments to eligibility criteria in a manner that decreases the availability of any Revolving Advances under Section 2.1 or to impose or remove Reserves, in each case in accordance with the terms of this Agreement, shall not require the consent of any Lender; (ix) release any Guarantor or Borrower without the consent of all Lenders except any Guarantor or Borrower, the ownership interests of which are sold or otherwise disposed of or transferred to Persons other than Loan Parties or Subsidiaries of Loan Parties in a transaction permitted under Section 7.1; and (x) subordinate the Obligations or any Liens on the Collateral securing the Obligations to any other Indebtedness for borrowed money or to any other Lien on the Collateral securing any other Indebtedness for borrowed money, including any “debtor-in-possession” financing or any comparable financing in an insolvency proceeding (“DIP Financing”), without the written consent of each affected Lender, except to the extent such affected Lender is offered a reasonable, bona fide opportunity to participate on a pro rata basis in any such Indebtedness, including any such DIP Financing, on identical terms (including, for the avoidance of doubt, any accompanying right or offer to participate in any “roll-up” of existing Indebtedness), which offer shall remain open to affected Lenders for a period of not less than ten (10) Business Days; provided, however, that if any such affected Lender does not accept an offer to provide its pro rata share of such Indebtedness within the time specified for acceptance of such offer being made, such affected Lender shall be deemed to have declined such offer. (c) Any such supplemental agreement shall apply equally to each Lender and shall be binding upon the Loan Parties, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, the Loan Parties, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the 137 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon. (d) In the event that Agent requests the consent of a Lender pursuant to this Section 16.2 and such consent is denied, then AmeriGas may, at its option, require such Lender to assign its interest in the Advances to Agent or to another Lender (which assumption shall be in Agent’s or such Lender’s sole discretion) or to any other Person designated by AmeriGas (the “Designated Lender”), for a price equal to (i) then outstanding principal amount thereof plus (ii) accrued and unpaid interest and fees due such Lender, which interest and fees shall be paid when collected from the Loan Parties. In the event AmeriGas elects to require any Lender to assign its interest to Agent or to the Designated Lender, Agent will so notify such Lender in writing within thirty (30) days following such Lender’s denial, and such Lender will assign its interest to Agent or the Designated Lender (subject to Agent’s or such Designated Lender’s consent) no later than five (5) days following receipt of such notice pursuant to a Commitment Transfer Supplement executed by such Lender, Agent or the Designated Lender, as appropriate, Agent and AmeriGas, to the extent required for assignment. (e) Notwithstanding (i) the existence of a Default or an Event of Default, (ii) that any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or the Revolving Commitments have been terminated for any reason, or (iii) any other contrary provision of this Agreement, Agent may at its discretion and without the consent of any Lender, voluntarily permit the outstanding Revolving Advances at any time to exceed the Formula Amount by up to ten percent (10%) of the Formula Amount for up to sixty (60) consecutive Business Days (the “Out-of-Formula Loans”). If Agent is willing in its sole and absolute discretion to permit such Out-of-Formula Loans, the Revolving Lenders shall be obligated to fund such Out-of-Formula Loans in accordance with their respective Revolving Commitment Percentages, and such Out-of-Formula Loans shall be payable on demand and shall bear interest at the Default Rate for Revolving Advances consisting of Domestic Rate Loans; provided that, if Agent does permit Out-of-Formula Loans, neither Agent nor Lenders shall be deemed thereby to have changed the limits of Section 2.1(a) hereof nor shall any Lender be obligated to fund Revolving Advances in excess of its Revolving Commitment Amount. For purposes of this Section, the discretion granted to Agent hereunder shall not preclude involuntary overadvances that may result from time to time due to the fact that the Formula Amount was unintentionally exceeded for any reason, including, but not limited to, Collateral previously deemed to be either “Eligible Receivables”, “Eligible Credit Card Receivables”, “Eligible Consumer Receivables” or “Eligible Inventory”, as applicable, becomes ineligible, collections of Receivables applied to reduce outstanding Revolving Advances are thereafter returned for insufficient funds or overadvances are made to protect or preserve the Collateral. In the event Agent involuntarily permits the outstanding Revolving Advances to exceed the Formula Amount by more than ten percent (10%), Agent shall use its efforts to have Borrowers decrease such excess in as expeditious a manner as is practicable under the circumstances and not inconsistent with the reason for such excess. Revolving Advances made after Agent has determined the existence of involuntary overadvances shall be deemed to be involuntary overadvances and shall be decreased in accordance with the preceding sentence. To the extent any Out-of-Formula Loans are not actually funded by the other Lenders as provided for in this Section 16.2(d), Agent may elect in its discretion to fund such Out-of-Formula Loans and any such Out-of-Formula Loans so funded by Agent shall be deemed to be Revolving Advances made by and owing to Agent, and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Revolving Lender under this Agreement and the Other Documents with respect to such Revolving Advances. 138 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(f) In addition to (and not in substitution of) the discretionary Revolving Advances permitted in Section 16.2(d) above, Agent is hereby authorized by the Loan Parties and Lenders, at any time in Agent’s sole discretion, regardless of (i) the existence of a Default or an Event of Default, (ii) whether any of the other applicable conditions precedent set forth in Section 8.2 hereof have not been satisfied or the Revolving Commitments have been terminated for any reason, or (iii) any other contrary provision of this Agreement, to make Revolving Advances to Borrowers on behalf of Revolving Lenders which Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Advances and other Obligations, or (C) to pay any other amount chargeable to the Loan Parties pursuant to the terms of this Agreement (“Protective Advances”). Revolving Lenders shall be obligated to fund such Protective Advances and effect a settlement with Agent therefor upon demand of Agent in accordance with their respective Revolving Commitment Percentages. To the extent any Protective Advances are not actually funded by the other Revolving Lenders as provided for in this Section 16.2(e), any such Protective Advances funded by Agent shall be deemed to be Revolving Advances made by and owing to Agent, and Agent shall be entitled to all rights (including accrual of interest) and remedies of a Revolving Lender with respect to such Revolving Advances. 16.3. Successors and Assigns; Participations; New Lenders. (a) This Agreement shall be binding upon and inure to the benefit of the Loan Parties, Agent, each Lender, each Issuer and all future holders of the Obligations and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement (including, in each case, by way of an LLC Division) without the prior written consent of Agent and each Lender. (b) Each Loan Party acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to a Participant. Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) the Loan Parties shall not be required to pay to any Participant more than the amount which it would have been required to pay to any Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder unless the sale of the participation to such Participant is made with Loan Party’s prior written consent, and (ii) in no event shall the Loan Parties be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Participant. Each Loan Party hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant’s interest in the Advances. (c) Any Lender, with the consent of Agent, may sell, assign or transfer all or any part of its rights and obligations under or relating to Revolving Advances under this Agreement and the Other Documents to one or more additional Persons and one or more additional Persons may commit to make Advances hereunder (each a “Purchasing Lender”), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording, provided, however, that each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights 139 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

and obligations under this Agreement with respect to each of the Revolving Advances under this Agreement in which such Lender has an interest. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Revolving Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Loan Party hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. The Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing; provided, however, that the consent of Borrowing Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any such Commitment Transfer Supplement unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Permitted Assignee; provided that Borrowing Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within five (5) Business Days after having received prior notice thereof. (d) Any Lender, with the consent of Agent, which consent shall not be unreasonably withheld or delayed, may directly or indirectly sell, assign or transfer all or any portion of its rights and obligations under or relating to Revolving Advances under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a “Purchasing CLO” and together with each Participant and Purchasing Lender, each a “Transferee” and collectively the “Transferees”), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being assigned (“Modified Commitment Transfer Supplement”), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Agent as appropriate and delivered to Agent for recording. Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose. Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO. Each Loan Party hereby consents to the addition of such Purchasing CLO. The Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing. The consent of Borrowing Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any such Modified Commitment Transfer Supplement unless (x) an Event of Default has occurred and is 140 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

continuing at the time of such assignment or (y) such assignment is to a Permitted Assignee; provided that Borrowing Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within five (5) Business Days after having received prior notice thereof. (e) Agent, acting as a non-fiduciary agent of the Loan Parties, shall maintain at its address a copy of each Commitment Transfer Supplement and Modified Commitment Transfer Supplement delivered to it and a register (the “Register”) for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Loan Party, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowing Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser) to such Purchasing Lender and/or Purchasing CLO. (f) Each Loan Party authorizes each Lender to disclose to any Transferee and any prospective Transferee any and all financial information in such Lender’s possession concerning such Loan Party which has been delivered to such Lender by or on behalf of such Loan Party pursuant to this Agreement or in connection with such Lender’s credit evaluation of such Loan Party. (g) Notwithstanding anything to the contrary set forth in this Agreement, any Lender may at any time and from time to time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 16.4. Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Loan Party makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Loan Party’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any Insolvency Laws, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender. 16.5. Indemnity. Each Loan Party shall defend, protect, indemnify, pay and save harmless Agent, Issuer, each Lender and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each an “Indemnified Party”) for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs, charges, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of counsel (including allocated costs of internal counsel)) (collectively, “Claims”) which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of: (a) this Agreement, the Other Documents, the Advances and other Obligations and/or the transactions contemplated hereby including the Transactions, (b) any action or 141 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of this Agreement and the Other Documents, the credit facilities established hereunder and thereunder and/or the transactions contemplated hereby including the Transactions, (c) any Loan Party’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Agreement and the Other Documents, (d) the enforcement of any of the rights and remedies of Agent, Issuer or any Lender under this Agreement and the Other Documents, (e) any threatened or actual imposition of fines or penalties, or disgorgement of benefits, for violation of any Anti-Money Laundering Law or Anti-Corruption Law by any Loan Party, any Affiliate or Subsidiary of any of the Loan Parties, and (f) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality, any Loan Party, any Affiliate or Subsidiary of any Loan Party, or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto; provided that no Indemnified Party will be indemnified for any Claims to the extent such Claim (i) is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s own gross negligence, bad faith or willful misconduct or that of its respective Affiliates or its respective officers, directors, employees, advisors and agents, (ii) results from a breach in bad faith by such Indemnified Party of its obligations under this Agreement as determined in a final nonappealable judgment of a court of competent jurisdiction, or (iii) results from a claim, litigation, investigation or proceeding brought by one Indemnified Person against another Indemnified Person that does not involve, result from or relate to, directly or indirectly, an act or omission by, or a condition relating to AmeriGas or any Affiliate thereof (other than a claim, litigation, investigation or proceeding that is brought by or against an Indemnified Party solely in its capacity as Lead Arranger or Agent). Without limiting the generality of any of the foregoing, each Loan Party shall defend, protect, indemnify, pay and save harmless each Indemnified Party from (x) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of the issuance of any Letter of Credit hereunder, and (y) any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party under any Environmental Laws with respect to or in connection with any Real Property owned or leased by any Loan Party, any Hazardous Discharge, the presence of any Hazardous Materials affecting any Real Property owned or leased by any Loan Party (whether or not the same originates or emerges from such Real Property or any contiguous real estate), including any Claims consisting of or relating to the imposition or assertion of any Lien on any Real Property owned or leased by any Loan Party under any Environmental Laws and any loss of value of such Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. The Loan Parties’ obligations under this Section 16.5 shall arise upon the discovery of the presence of any Hazardous Materials at any Real Property owned or leased by any Loan Party, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials, in each such case except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order). Without limiting the generality of the foregoing, this indemnity shall extend to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of counsel) asserted against or incurred by any of the Indemnified Parties by any Person under any Environmental Laws or similar laws by reason of any Loan Party’s or any other Person’s failure to comply with laws applicable to solid or hazardous waste materials, including Hazardous 142 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Materials and Hazardous Waste, or other Toxic Substances. This Section 16.5 shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. All amounts due under this Section 16.5 shall be payable not later than ten (10) days after demand therefor. 16.6. Notice. Any notice or request hereunder may be given to Borrowing Agent or any Loan Party or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 16.6 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., “e-mail”) or facsimile transmission or by setting forth such Notice on a website to which the Loan Parties are directed (an “Internet Posting”) if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names set forth below in this Section 16.6 or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective: (a) In the case of hand-delivery, when delivered; (b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested; (c) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, an Internet Posting or an overnight courier delivery of a confirmatory Notice (received at or before 12:00 p.m. (New York City time) on such next Business Day); (d) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine; (e) In the case of electronic transmission, when actually received; (f) In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and (g) If given by any other means (including by overnight courier), when actually received. Any Lender giving a Notice to Borrowing Agent or any Loan Party shall concurrently send a copy thereof to Agent, and Agent shall promptly notify the other Lenders of its receipt of such Notice. (A) If to Agent or PNC at: 143 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

PNC Bank, National Association 222 Delaware Avenue Wilmington, DE 19801 Attention: Portfolio Manager - AmeriGas Email: liam.brickley@pnc.com Phone: 215-585-5830 with a copy to: PNC Bank, National Association PNC Agency Services PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, Pennsylvania 15219 Attention: Lisa Pierce Telephone: (412) 762-6442 Email: lisa.pierce@pnc.com with a copy to: Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020 Attention: Lawrence F. Flick II Telephone: (212) 885-5556 Email: Lawrence.Flick@BlankRome.com (B) If to a Lender (other than PNC), as specified in its Administrative Questionnaire. (C) If to Borrowing Agent or any Loan Party: AmeriGas Propane, L.P. 460 North Gulph Road King of Prussia, PA 19406 Attention: Treasurer Telephone No.: (610) 337-1000 Fax No.: (610) 992-3259 E-mail: UGI-TREASURY@ugicorp.com and Ann.Kelly@amerigas.com with a copy to (which shall not constitute notice): 144 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Catherine Ozdogan and Bryce Kaufman E-mail: catherine.ozdogan@lw.com and bryce.kaufman@lw.com 16.7. Survival. The obligations of the Loan Parties under Sections 2.2(f), 2.2(g), 2.2(h), 3.7, 3.8, 3.9, 3.10, 16.5 and 16.9 hereof and the obligations of Lenders under Sections 2.2, 2.15(b), 2.16, 2.18, 2.19 and 14.8 hereof, shall survive the termination of this Agreement and the Other Documents and the Payment in Full of the Obligations. 16.8. Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. 16.9. Expenses. The Loan Parties shall pay (a) all reasonable and documented out-of-pocket expenses incurred by Agent and Lead Arranger and their Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the Other Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (b) all out-of-pocket expenses incurred by Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (c) all out-of-pocket expenses incurred by Agent, any Lender or Issuer (including the reasonable fees, charges and disbursements of any counsel for Agent, any Lender or Issuer), in connection with the enforcement or protection of its rights (i) in connection with this Agreement and the Other Documents, including its rights under this Section, or (ii) in connection with the Advances made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances or Letters of Credit, and (d) all out-of-pocket expenses of Agent’s regular employees and agents engaged periodically to perform audits of any Loan Party’s or any Loan Party’s Affiliate’s or Subsidiary’s books, records and business properties. 16.10. Injunctive Relief. Each Loan Party recognizes that, in the event any Loan Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent, if Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy. 16.11. Consequential Damages. Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Loan Party (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Other Document. 145 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

16.12. Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement. 16.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent and Borrower hereby agrees to promptly after the Closing Date deliver to Agent original signature pages for any documents signed with Electronic Signatures. 16.14. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto. 16.15. Confidentiality; Sharing Information. Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent’s, such Lender’s and such Transferee’s customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its Affiliates and to its and their examiners, Affiliates, financing sources, directors, officers, partners, employees, agents, outside auditors, counsel and other professional advisors on a confidential and need-to-know basis, (b) to Agent, any Lender or to any prospective Transferees, (c) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any of the Other Documents, and (d) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; provided, further that (i) unless specifically prohibited by Applicable Law, Agent, each Lender and each Transferee shall use its reasonable best efforts prior to disclosure thereof, to notify the applicable Loan Party of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials provided by any Loan Party other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been Paid in Full, the Commitments have been terminated and this Agreement has been terminated. Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Loan Party or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such 146 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Lender and each Loan Party hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of this Section 16.15 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of this Agreement. Notwithstanding any non-disclosure agreement or similar document executed by Agent in favor of any Loan Party or any of any Loan Party’s affiliates, the provisions of this Agreement shall supersede such agreements. 16.16. Publicity. Subject to AmeriGas’ prior review and approval thereof (not to be unreasonably withheld, conditioned or delayed), each Lender hereby authorizes Agent to make appropriate announcements of the financial arrangement entered into among the Loan Parties, Agent and Lenders, including announcements which are commonly known as tombstones, in such advertising, print media and promotional materials (including, without limitation, on any of Agent’s websites) and to such selected parties as Agent shall in its sole discretion deem appropriate. 16.17. Certifications From Banks and Participants; USA PATRIOT Act. (a) Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement in Section 313 of the USA PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA PATRIOT Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) as such other times as are required under the USA PATRIOT Act. (b) The USA PATRIOT Act requires all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, any Lender may from time to time request, and each Loan Party shall provide to such Lender, such Loan Party’s name, address, tax identification number and/or such other identifying information as shall be necessary for such Lender to comply with the USA PATRIOT Act and any other Anti-Money Laundering Law or Anti-Corruption Law. 16.18. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary contained in this Agreement, any Other Document, or any other agreement, arrangement or understanding among Agent, Lenders and the Loan Parties, Agent, each Lender and each Loan Party acknowledges that any liability of any Affected Financial Institution arising under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 147 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder or under any Other Document which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Other Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. XVII. GUARANTY. 17.1. Guaranty. Each Guarantor hereby unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations; provided that with respect to Obligations under or in respect of any Swap Obligation, the foregoing guarantee shall only be effective to the extent that such Guarantor is a Qualified ECP Loan Party at the time such Swap Obligation is entered into and such Obligations and such guarantee thereof are not Excluded Hedge Liabilities. Each payment made by any Guarantor pursuant to this Guaranty shall be made in lawful money of the United States in immediately available funds. 17.2. Waivers. Each Guarantor hereby absolutely, unconditionally and irrevocably waives (a) promptness, diligence, notice of acceptance, notice of presentment of payment and any other notice hereunder, (b) demand of payment, protest, notice of dishonor or nonpayment, notice of the present and future amount of the Obligations and any other notice with respect to the Obligations, (c) any requirement that Agent, any Lender protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Loan Party, or any Person or any Collateral, (d) any other action, event or precondition to the enforcement hereof or the performance by each such Guarantor of the Obligations, and (e) any defense arising by any lack of capacity or authority or any other defense of any Loan Party or any notice, demand or defense by reason of cessation from any cause of Obligations other than the Payment in Full of the Obligations and any defense that any other guarantee or security was or was to be obtained by Agent. 17.3. No Defense. No invalidity, irregularity, voidableness, voidness or unenforceability of this Agreement or any Other Document or any other agreement or instrument relating thereto, or of all or any part of the Obligations or of any collateral security therefor shall affect, impair or be a defense hereunder. 17.4. Guaranty of Payment. The Guaranty hereunder is one of payment and performance, not collection, and the obligations of each Guarantor hereunder are independent of the Obligations of the 148 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

other Loan Parties, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce the terms and conditions of this Article XVII, irrespective of whether any action is brought against any other Loan Party or other Persons or whether any other Loan Party or other Persons are joined in any such action or actions. Each Guarantor waives any right to require that any resort be had by Agent or any Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of Agent or any Lender in favor of any Loan Party or any other Person. No election to proceed in one form of action or proceedings, or against any Person, or on any Obligations, shall constitute a waiver of Agent’s right to proceed in any other form of action or proceeding or against any other Person unless Agent has expressed any such right in writing. Without limiting the generality of the foregoing, no action or proceeding by Agent against any Loan Party under any document evidencing or securing indebtedness of any Loan Party to Agent shall diminish the liability of any Guarantor hereunder, except to the extent Agent receives actual payment on account of Obligations by such action or proceeding, notwithstanding the effect of any such election, action or proceeding upon the right of subrogation of any Guarantor in respect of any Loan Party. 17.5. Liabilities Absolute. The liability of each Guarantor hereunder shall be absolute, unlimited and unconditional and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any claim, defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any other Obligation or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor shall not be discharged or impaired, released, limited or otherwise affected by: (a) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, release, renewal or alteration of, or any new agreements relating to any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any rescission of, or amendment, waiver or other modification of, or any consent to departure from, this Agreement or any Other Document, including any increase in the Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (b) any sale, exchange, release, surrender, loss, abandonment, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Obligations, and/or any offset there against, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations; (c) the failure of Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Loan Party or any other Person under the provisions of this Agreement or any Other Document or any other document or instrument executed and delivered in connection herewith or therewith; (d) any settlement or compromise of any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any obligation (whether due or not) of any Loan Party to creditors of any Loan Party other than any other Loan Party; 149 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

(e) any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of any Loan Party; and (f) any other agreements or circumstance of any nature whatsoever that may or might in any manner or to any extent vary the risk of any Guarantor, or that might otherwise at law or in equity constitute a defense available to, or a discharge of, the Guaranty hereunder and/or the obligations of any Guarantor, or a defense to, or discharge of, any Loan Party or any other Person or party hereto or the Obligations or otherwise with respect to the Advances or other financial accommodations to the Loan Parties pursuant to this Agreement and/or the Other Documents. 17.6. Waiver of Notice. Agent shall have the right to do any of the above without notice to or the consent of any Guarantor and each Guarantor expressly waives any right to notice of, consent to, knowledge of and participation in any agreements relating to any of the above or any other present or future event relating to Obligations whether under this Agreement or otherwise or any right to challenge or question any of the above and waives any defenses of such Guarantor which might arise as a result of such actions. 17.7. Agent’s Discretion. Agent may at any time and from time to time (whether prior to or after the revocation or termination of this Agreement) without the consent of, or notice to, any Guarantor, and without incurring responsibility to any Guarantor or impairing or releasing the Obligations, apply any sums by whomsoever paid or howsoever realized to any Obligations regardless of what Obligations remain unpaid. 17.8. Reinstatement. (a) The Guaranty provisions herein set forth herein shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon Agent or any Lender for repayment or recovery of any amount or amounts received by such Agent or such Lender in payment or on account of any of the Obligations and such Person repays all or part of said amount for any reason whatsoever, including, without limitation, by reason of any judgment, decree or order of any court or administrative body having jurisdiction over such Person or the respective property of each, or any settlement or compromise of any claim effected by such Person with any such claimant (including any Loan Party); and in such event each Guarantor hereby agrees that any such judgment, decree, order, settlement or compromise or other circumstances shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall be and remain liable to Agent and/or Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Persons. (b) Agent shall not be required to marshal any assets in favor of any Guarantor, or against or in payment of Obligations. (c) No Guarantor shall be entitled to claim against any present or future security held by Agent from any Person for Obligations in priority to or equally with any claim of Agent, or assert any claim for any liability of any Loan Party to any Guarantor in priority to or equally with claims of 150 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4

Agent for Obligations, and no Guarantor shall be entitled to compete with Agent with respect to, or to advance any equal or prior claim to any security held by Agent for Obligations. (d) If any Loan Party makes any payment to Agent, which payment is wholly or partly subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any Person under any federal or provincial statute or at common law or under equitable principles, then to the extent of such payment, the Obligation intended to be paid shall be revived and continued in full force and effect as if the payment had not been made, and the resulting revived Obligation shall continue to be guaranteed, uninterrupted, by each Guarantor hereunder. (e) All present and future monies payable by any Loan Party to any Guarantor, whether arising out of a right of subrogation or otherwise, are assigned to Agent for its benefit and for the ratable benefit of Lenders as security for such Guarantor’s liability to Agent and Lenders hereunder and are postponed and subordinated to Agent’s prior right to Payment in Full of the Obligations. Except to the extent prohibited otherwise by this Agreement, all monies received by any Guarantor from any Loan Party shall be held by such Guarantor as agent and trustee for Agent. This assignment, postponement and subordination shall only terminate when the Obligations are Paid in Full and this Agreement is irrevocably terminated. (f) Each Loan Party acknowledges this assignment, postponement and subordination and, except as otherwise set forth herein, agrees to make no payments to any Guarantor without the prior written consent of Agent. Each Loan Party agrees to give full effect to the provisions hereof. [signature pages intentionally omitted] 151 074658.00041/136182926v.3 074658.00041/152601366v.3 074658.00041/136182926v.6 074658.00041/136182926v.7 074658.00041/136182926v.10 074658.00041/150851455v.1 074658.00041/150851455v.4